                                                                    EXHIBIT 10.1

--------------------------------------------------------------------------------

                               U.S. $55,000,000


                    AMENDED AND RESTATED CREDIT AGREEMENT,


                           dated as of June 20, 1997


                                     among


                          MARKWEST HYDROCARBON, INC.,
                               as the Borrower,


                                      and


                   CERTAIN COMMERCIAL LENDING INSTITUTIONS,
                                as the Lenders,


                                      and


                               BANK OF MONTREAL
               acting through certain U.S. branches or agencies,
                         as the Agent for the Lenders

--------------------------------------------------------------------------------

                     AMENDED AND RESTATED CREDIT AGREEMENT



     THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 20, 1997, among MARKWEST HYDROCARBON, INC., a Delaware corporation (the "Borrower"), the
                                                               --------
various financial institutions as are or may become parties hereto (collectively, the "Lenders"), and BANK OF MONTREAL, acting through certain of
                    -------
its U.S. branches or agencies ("BMO"), as agent (the "Agent") for the Lenders,
                                ---                   -----

                                 W I T N E S S E T H:


     WHEREAS, the Borrower is engaged in the business of the acquisition, ownership, operation, leasing, and construction of natural gas processing and treating plants, fractionation facilities and pipelines and oil and gas exploration and production, natural gas, natural gas liquids and crude oil marketing, storage, transportation and terminalling, and activities related or ancillary to the foregoing; and

     WHEREAS, the Borrower, certain financial institutions (the "Original
                                                                 --------
Lenders"), and Norwest Bank Colorado, National Association, as predecessor to
-------
Bank of Montreal in its capacity as Agent, heretofore entered into a Amended and Restated Working Capital Loan Agreement dated as of October 8, 1996 (such agreement, as so amended, the "Original Working Capital Loan Agreement")
                               ---------------------------------------
pursuant to which the lenders party to the Original Working Capital Loan Agreement agreed to make loans (therein referred to as the "Original Working
                                                            ----------------
Capital Loans") to the Borrower.
-------------


     WHEREAS, the Borrower, certain financial institutions (the "Original
                                                                 --------
Lenders"), and Norwest Bank Colorado, National Association, as predecessor to
-------
Bank of Montreal in its capacity as Agent, heretofore entered into an Amended and Restated Loan Agreement dated as of October 8, 1996 (such agreement, as so amended, the "Original Loan Agreement") pursuant to which the lenders parties to
              -----------------------
the Original Loan Agreement agreed to make loans (therein referred to as the "Original Loans") to the Borrower.
 --------------


     WHEREAS, the Borrower, the Lenders and the Agent intend to restructure the indebtedness of the Borrower to the Original Lenders pursuant to the Original Loan Agreement and the Original Working Capital Loan Agreement and that the Original Loans and the Original Working Capital Loan Agreement shall, on the Effective Date, be amended, renewed, restated and converted into Loans under this Agreement (but shall not be deemed to be repaid); and


     WHEREAS, the Borrower, the Lenders and the Agent hereby make further amendments to the Original Loan Agreement and the Original Working Capital Loan Agreement and restate the Original Loan Agreement and the Original Working Capital Loan Agreement as one agreement in their entirety as follows:

     WHEREAS, the proceeds of Loans and Letters of Credit hereunder will be used
(a) to make payment in full, concurrently with the initial Borrowing hereunder, of all Indebtedness identified in Item 7.2.2(b) ("Indebtedness to be Paid") of
                                  -------------
the Disclosure Schedule; and (b) for general corporate purposes and working capital purposes of the Borrower and its Subsidiaries, including the businesses and activities described in the first recital and including capital expenditures, non-hostile acquisitions and letters of credit.


     NOW, THEREFORE, the parties hereto agree as follows:


                                   ARTICLE I


                       DEFINITIONS AND ACCOUNTING TERMS


     SECTION I.1  Defined Terms. The following terms (whether or not
                  -------------
underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     "Access Easement" means an access easement, substantially in the form of
      ---------------
Exhibit X hereto, and executed and delivered pursuant to Section 7.1.10, as
---------                                                --------------
amended, supplemented, restated or otherwise modified from time to time.

     "Affiliate" of any Person means any other Person which, directly or
      ---------
indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     "Agent" is defined in the preamble and includes each other Person as shall
      -----                    --------
have subsequently been appointed as the successor Agent pursuant to Section 9.4.
                                                                    -----------

     "Agreement" means, on any date, this Amended and Restated Credit Agreement
      ---------
as originally in effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

     "Alternate Base Rate" means, on any date and with respect to all Base Rate
      -------------------
Loans, a fluctuating rate of interest per annum equal to the higher of (a) the rate of interest most recently established by BMO at its Domestic Office as its base rate; and (b) the Federal Funds

Rate most recently determined by the Agent (in accordance with the definition of Federal Funds Rate) plus 1%. The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by the BMO in connection with extensions of credit. Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Agent will give notice promptly to the Borrower and the Lenders of changes in the Alternate Base Rate.

     "Applicable Margin" means, with respect to any Loan of any type or any
      -----------------
Letter of Credit, and at such time as the ratio of Total Funded Debt to Capitalization is in one of the following ranges, the number of basis points ("b.p.") per annum for the relevant type of Loan or Letter of Credit and the
         ---------
relevant range set forth below:


||
     ===========================================================================
     Range                                          Applicable Margin
     ---------------------------------------------------------------------------
                                                    LIBOR Rate      Letter of
                                                      Margin         Credit
     ---------------------------------------------------------------------------
     Range 1    The ratio of Total Funded Debt to     50 b.p.         50 b.p.
                Capitalization is less than 25%
     ---------------------------------------------------------------------------
     Range 2    The ratio of Total Funded Debt to     62.5 b.p.       62.5 b.p.
                Capitalization is equal to or greater
                than 25%, but less than 35%
     ---------------------------------------------------------------------------
     Range 3    The ratio of Total Funded Debt to     87.5 b.p.       87.5 b.p.
                Capitalization is equal to or greater
                than 35%, but less than 45%
     ---------------------------------------------------------------------------
     Range 4    The ratio of Total Funded Debt to     150.0 b.p.     150.0 b.p.
                Capitalization is equal to or greater
                than 45%
     ===========================================================================

||

The ratio of Total Funded Debt to Capitalization shall be determined from the then most recent monthly, annual or quarterly financial statements delivered by the Borrower pursuant to Section 7.1.1 and any changes in Applicable Margin shall become effective the first day of the month following the date such financial statements are delivered pursuant to such Section. Until financial statements for the first quarter ending after the date hereof have been delivered, the Applicable Margin shall be 50 b.p. In the event that the Borrower shall at any time fail to furnish the Lenders such financial statements required to be delivered under Section 7.1.1, the maximum Applicable Margin as set forth above shall apply until such time as such financial statements are so delivered. Changes in the Applicable Margin as a result of a change in the ratio of Total Funded Debt to Capitalization will occur automatically as aforesaid without notice.

     "Assessment Rate" is defined in Section 3.2.1.
      ---------------                -------------

     "Assignee Lender" is defined in Section 10.11.1.
      ---------------                ---------------

     "Assignment Agreement" is defined in Section 5.1.14.
      --------------------                --------------

     "Authorized Officer" means, relative to any Obligor, those of its officers
      ------------------
whose signatures and incumbency shall have been certified to the Agent and the Lenders pursuant to Section 5.1.1.
                    -------------

     "Base Rate Loan" means a Loan bearing interest at a fluctuating rate
      --------------
determined by reference to the Alternate Base Rate.

     "Basin" means Basin Pipeline L.L.C., a Michigan limited liability company.
      -----

     "Basin Mortgage" means that certain mortgage dated as of the date hereof
      --------------
from Basin to the Agent, substantially in the form of Exhibit U hereto, and
                                                      ---------
executed and delivered pursuant to Section 7.1.8, as amended, supplemented,
                                   -------------
restated or otherwise modified from time to time.

     "Basin Security Agreement" means that certain Security Agreement from Basin
      ------------------------
to the Agent, substantially in the form of Exhibit V hereto, executed and
                                           ---------
delivered pursuant to Section 7.1.8, as amended, supplemented, restated or
                      -------------
otherwise modified from time to time.

     "BMO" is defined in the preamble.
      ---                    --------

     "Boldman Mortgage" means the Mortgage, Security Agreement, Assignment of
      ----------------
Profits and Proceeds and Financing Statement (Boldman) dated as of November 20, 1992, as amended by the First Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement (Boldman), the Second Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement (Boldman) dated as of September 8, 1995, the Third Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement (Boldman) dated as of May 31, 1996 and the Fourth Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement (Boldman) dated as of October 8, 1996.

     "Borrower" as defined in the preamble.
      --------                    --------

     "Borrowing" means the Loans of the same type and, in the case of LIBO Rate
      ---------
Loans, having the same Interest Period made by all Lenders on the same Business Day and pursuant to the same Borrowing Request in accordance with Section 2.1.
                                                                  -----------

     "Borrowing Request" means a loan request and certificate duly executed by
      -----------------
an Authorized Officer of the Borrower, substantially in the form of Exhibit B
                                                                    ---------
hereto.

     "Business Day" means (a) any day which is neither a Saturday or Sunday nor
      ------------
a legal holiday on which banks are authorized or required to be closed in Houston, Texas and Chicago, Illinois; and (b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day on which dealings in Dollars are carried on in the interbank eurodollar market.

     "Capitalization" of the Borrower means, at any time, the sum of (a) the
      --------------
Total Funded Debt of the Borrower and its Subsidiaries on a consolidated basis plus (b) the total shareholders' equity of the Borrower and its Subsidiaries on
----
a consolidated basis determined in accordance with GAAP (excluding mark-to-market adjustments, including those relating to commodity hedges required to be included in determining shareholders' equity under GAAP).

     "Capitalized Lease Liabilities" means all monetary obligations of the
      -----------------------------
Borrower or any of its Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

     "Cash Equivalent Investment" means, at any time: (a) any evidence of
      --------------------------
Indebtedness, maturing not more than one year after such time, issued or guaranteed by the United States Government; (b) commercial paper, maturing not more than nine months from the date of issue, which is issued by (i) a corporation (other than an Affiliate of any Obligor) organized under the laws of any state of the United States or of the District of Columbia and rated A-l by Standard & Poor's Corporation or P-l by Moody's Investors Service, Inc., or (ii) any Lender (or its holding company); (c) any certificate of deposit or bankers acceptance, maturing not more than one year after such time, which is issued by either (i) a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $250,000,000, or (ii) any Lender or an Affiliate thereof; (d) any repurchase agreement entered into with any Lender or an Affiliate thereof (or other commercial banking institution of the stature referred to in clause
                                                                   ------
(c)(i)) which (i) is secured by a fully perfected security interest in any
-------
obligation of the type described in any of clauses (a) through (c); and (ii) has
                                           -----------         ---
a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such Lender or Affiliate (or other commercial banking institution) thereunder, (e) obligations of any state within the United States of America, any nonprofit corporation or any instrumentality of the foregoing, provided that at the time of their purchase, such obligations are rated in one of the two highest letter rating categories (e.g. in the case of Standard & Poor's Corporation, either its AAA or AA category) by a nationally recognized securities credit rating agency,
(f) obligations issued by political subdivisions or municipalities of any state within the United States of America, any nonprofit corporation or any instrumentality of the foregoing, that are rated in one of the two highest letter rating categories (e.g. in the case of Standard & Poor's Corporation, either its AAA or AA category) by a nationally recognized securities credit rating agency, or (g) eurodollar deposits with the overseas branch of (i) any commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $250,000,000, or (ii) any Lender or an Affiliate thereof.

     "CERCLA" means the Comprehensive Environmental Response, Compensation and
      ------
Liability Act of 1980, as amended.

     "CERCLIS" means the Comprehensive Environmental Response Compensation
      -------
Liability Information System List.

     "Change in Control" means (a) the acquisition by any Person, or two or more
      -----------------
Persons acting in concert (other than John Fox and members of his family), of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 30% or more of the outstanding shares of voting stock of the Borrower; or (b) the failure of John Fox and members of his family to own, free and clear of all Liens or other encumbrances, at least 30% of the outstanding shares of voting stock of the Borrower on a fully diluted basis.

     "Code" means the Internal Revenue Code of 1986, as amended, reformed or
      ----
otherwise modified from time to time.

     "Collateral Documents" means the Guaranties, the Pledge Agreement
      --------------------
Amendment, the Mortgages, the Mortgage Amendments, the Security Agreement Amendments, the West Shore Security Agreement, the West Shore Pledge Agreement, the West Shore Subordination Agreement, the West Shore Mortgage, the West Shore Guaranty, the Basin Security Agreement, the Basin Mortgage, the MarkWest Michigan Pledge Agreement, the Inverness Guaranty, the Hydrocarbon Pledge Agreement and all other security agreements, deeds of trust, mortgages, chattel mortgages, assignments, pledges, guaranties, financing statements, continuation statements, extension agreements and other agreements or instruments now or hereafter delivered by Borrower or any Subsidiary of the Borrower to the Agent on behalf of the Lenders or to the Lenders in connection with this Agreement or any transaction contemplated hereby to secure or guarantee the payment of any part of the Obligations or the performance of any other duties and obligations of Borrower under the Loan Documents, whenever made or delivered.

     "Commitment" means, as the context may require, a Lender's Reducing Loan
      ----------
Commitment or Revolving Loan Commitment.

     "Commitment Amount" means, as the context may require, either the Reducing
      -----------------
Loan Commitment Amount or the Revolving Loan Commitment Amount.

     "Commitment Fee" has the meaning provided in Section 3.3.1.
      --------------                              -------------

     "Commitment Termination Date" means, as the context may require, either the
      ---------------------------
Reducing Loan Commitment Termination Date or the Revolving Loan Commitment Termination Date.

     "Commitment Termination Event" means (a) the occurrence of any Default
      ----------------------------
described in clauses (a) through (d) of Section 8.1.9; or (b) the occurrence and
             -----------         ---    -------------
continuance of any other Event of Default and either (i) the declaration of the Loans and other Obligations to be due and payable pursuant to Section 8.3, or
                                                              -----------
(ii) in the absence of such declaration, the giving of notice by the Agent, acting at the direction of the Required Lenders, to the Borrower that the Commitments have been terminated.

     "Contingent Liability" means any agreement, undertaking or arrangement by
      --------------------
which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

     "Continuation/Conversion Notice" means a notice of continuation or
      ------------------------------
conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit C hereto.
                                       ---------

     "Controlled Group" means all members of a controlled group of corporations
      ----------------
and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or
Section 4001 of ERISA.

     "Conversion Date" means the date the initial Reducing Loan is made pursuant
      ---------------
to the terms hereof which shall be June 20, 1999 if a Commitment Termination Event has not previously occurred.



     "Current Ratio" means the ratio of (a) consolidated current assets of the
      -------------
Borrower and its Subsidiaries to (b) consolidated current liabilities of the
                              --
Borrower and its Subsidiaries, both
as determined in accordance with GAAP (it being understood that only the funded portion, if any, of any reduction pursuant to Section 2.2.2 of the Reducing Loan
                                              -------------
Commitment Amount will be deemed to be a current liability for purposes of this definition).

     "Default" means any Event of Default or any condition, occurrence or event
      -------
which, after notice or lapse of time or both, would constitute an Event of Default.

     "Disclosure Schedule" means the Disclosure Schedule attached hereto as
      -------------------
Schedule I, as it may be amended, supplemented or otherwise modified from time
----------
to time by the Borrower with the written consent of the Agent and the Required Lenders.

     "Dollar" and the sign "$" mean lawful money of the United States.
      ------                -

     "Domestic Office" means, relative to any Lender, the office of such Lender
      ---------------
designated as such below its signature hereto or designated in the Lender Assignment Agreement or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender, as the case may be, to each other Person party hereto.

     "EBITDA" means net earnings (excluding extraordinary items, gains and
      ------
losses on sales and retirement of assets, non-cash write downs and charges resulting from accounting convention changes) before deduction for federal and state income taxes, Interest Expense, operating lease rentals and depreciation, depletion and amortization expense of the Borrower and its Subsidiaries on a consolidated basis, all determined in accordance with GAAP.

     "Effective Date" means the date this Agreement becomes effective pursuant
      --------------
to Section 10.8.
   ------------

     "Environmental Laws" means all applicable federal, state or local statutes,
      ------------------
laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

     "Event of Default" is defined in Section 8.1.
      ----------------                -----------

     "Federal Funds Rate" means, for any period, a fluctuating interest rate per
      ------------------
annum equal for each day during such period to (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by BMO from three federal funds brokers of recognized standing selected by it.

     "Fiscal Quarter" means any quarter of a Fiscal Year.
      --------------

     "Fiscal Year" means any period of twelve consecutive calendar months ending
      -----------
on December 31; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "1997 Fiscal Year") refer to the Fiscal Year ending on
               ----
December 31 during such calendar year.

     "F.R.S. Board" means the Board of Governors of the Federal Reserve System
      ------------
or any successor thereto.

     "GAAP" is defined in Section 1.4.
      ----                -----------

     "Guaranty" means any Guaranty executed and delivered pursuant to Section
      --------                                                        -------
5.1.5 or Section 7.1.7, substantially in the form of Exhibit G hereto, as
-----    -------------                               ---------
amended, supplemented, restated or otherwise modified from time to time.

     "Hazardous Material" means (a) any "hazardous substance", as defined by
      ------------------
CERCLA; (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended; (c) crude oil or any fraction thereof; or (d) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.



     "Hedging Obligations" means, with respect to any Person, all liabilities of
      -------------------
such Person under interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

     "Hedging Policy" is defined in Section 5.1.13.
      --------------                --------------

     "herein", "hereof", "hereto", "hereunder" and similar terms contained in
      ------    ------    ------    ---------
this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

     "Hydrocarbon Pledge Agreement" means that certain Pledge Agreement, dated
      ----------------------------
as of
the date hereof, from the Borrower to Agent, substantially in the form of Exhibit W hereto, and executed and delivered pursuant to Section 5.1.5, as
---------                                                -------------
amended, supplemented, restated or otherwise modified from time to time.

     "including" means including without limiting the generality of any
      ---------
description preceding such term, and, for purposes of this Agreement and each other Loan Document, the parties hereto agree that a general statement, which is followed by or referable to an enumeration of specific matters, shall not be limited to matters similar to the matters specifically mentioned.

     "Indebtedness" of any Person means, without duplication:  (a) all
      ------------
obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person; (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities; (d) all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined; (e) net liabilities of such Person under all Hedging Obligations; (f) all obligations of such Person to pay the deferred purchase price of property or services which have been or should be in accordance with GAAP, included as liabilities, and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person except to the extent such indebtedness is expressly non-recourse to such Person; and (g) all Contingent Liabilities of such Person in respect of any of the foregoing; provided,
                                                               ---------
however, that for the purposes of this definition, a production payment or
-------
similar transaction which is non-recourse to such Person shall not constitute "Indebtedness". For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer unless such Indebtedness is expressly non-recourse to such general partner or joint venturer.

     "Indemnified Liabilities" is defined in Section 10.4.
      -----------------------                ------------

     "Indemnified Parties" is defined in Section 10.4.
      -------------------                ------------

     "Insurance Deposit Account" is defined in Section 7.1.4.
      -------------------------                -------------

     "Interest Period" means, relative to any LIBO Rate Loans, the period
      ---------------
beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to Section 2.3 or 2.4
                                                              -----------    ---
and shall end on (but exclude) the day which numerically corresponds to such date one, two, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), in either case as the Borrower may select in its relevant notice pursuant to Section 2.3 or 2.4; provided, however, that (a) the Borrower shall
            -----------    ---  -----------------
not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than five different dates; (b) Interest Periods commencing on the same date for Loans comprising part of the same Borrowing shall be of the same duration; (c) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless, if such Interest Period applies to LIBO Rate Loans, such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and (d) no Interest Period may end later than the date set forth in clause (a) of the
                                                         ----------
definition of "Reducing Loan Commitment Termination Date", and the Borrower
               -----------------------------------------
shall not select Interest Periods for Loans in amounts such that the Borrower would be obligated to prepay Loans on any date other than the last day of an Interest Period as a result of the operation of Section 2.2.2.
                                                -------------

     "Inverness" means 155 Inverness, Inc., a Colorado corporation.
      ---------

     "Investment" means, relative to any Person, (a) any loan or advance made by
      ----------
such Person to any other Person (excluding travel and similar advances not to exceed $200,000 in the aggregate for all such advances (to officers and employees made in the ordinary course of business, and relocation advances made to officers and employees in the ordinary course of business); (b) any Contingent Liability of such Person; and (c) any ownership or similar interest held by such Person in any other Person. The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property.

     "Issuance Request" means a request and certificate duly executed by the
      ----------------
chief executive, accounting or financial Authorized Officer of the Borrower, substantially in the form of Exhibit H attached hereto (with such changes
                             ---------
thereto as may be agreed upon from time to time by the Agent and the Borrower).

     "Issuer" means any affiliate, unit or agency of Bank of Montreal or any
      ------
other Lender which has agreed to issue one or more Letters of Credit at the request of the Agent (which shall, at the Borrower's request, notify the Borrower from time to time of the identity of such other Lender).

     "Kenova Mortgage" means the Credit Line Deed of Trust with Security
      ---------------
Agreement, Assignment of Profits and Proceeds and Financing Statement dated as of November 20, 1992, as amended by the First Amendment to a Credit Line Deed of Trust with Security Agreement, Assignment of Profits and Proceeds and Financing Statement dated as of September 14, 1993, the Second Amendment to a Credit Line Deed of Trust with Security Agreement, Assignment of Profits and Proceeds and Financing Statement dated as of September 8, 1995, the Third Amendment to a Credit Line Deed of Trust with Security Agreement, Assignment of Profits and Proceeds and Financing Statement dated as of May 31, 1996 and the Fourth Amendment to a Credit Line Deed of Trust with Security Agreement, Assignment of Profits and Proceeds and Financing Statement dated as of October 8, 1996.

     "Lender Assignment Agreement" means a Lender Assignment Agreement,
      ---------------------------
substantially in the form of Exhibit D hereto.
                             ---------

     "Lenders" is defined in the preamble.
      -------                    --------

     "Letter of Credit" is defined in Section 2.7.
      ----------------                -----------

     "Letter of Credit Commitment" means, relative to any Lender, such Lender's
      ---------------------------
obligation to issue (in the case of an Issuer) or participate in (in the case of all Lenders) Letters of Credit pursuant to Section 2.1.2.
                                           -------------

     "Letter of Credit Outstandings" means, at any time, an amount equal to the
      -----------------------------
sum of (a) the aggregate Stated Amount at such time of all Letters of Credit then outstanding and undrawn (as such aggregate Stated Amount shall be adjusted, from time to time, as a result of drawings, the issuance of Letters of Credit, or otherwise), plus (b) the then aggregate amount of all unpaid and outstanding
               ----
Reimbursement Obligations.

     "LIBO Rate" means, relative to any Interest Period for LIBO Rate Loans, the
      ---------
rate of interest equal to the average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the rates per annum at which Dollar deposits in immediately available funds are offered to BMO's LIBOR Office in the interbank eurodollar market as at or about 11:00 a.m., Chicago time, two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period, and in an amount approximately equal to the amount of BMO's LIBO Rate Loan and for a period approximately equal to such Interest Period.

     "LIBO Rate Loan" means a Loan bearing interest, at all times during an
      --------------
Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

     "LIBO Rate (Reserve Adjusted)" means, relative to any Loan to be made,
      ----------------------------
continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined pursuant to the following formula:

        LIBO Rate        =                    LIBO Rate
                                    -------------------------------

     (Reserve Adjusted)       1.00 - LIBOR Reserve Percentage

     The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Agent on the basis of the LIBOR Reserve Percentage in effect on, and the applicable LIBO Rates furnished to and received by the Agent from BMO, two Business Days before the first day of such Interest Period, subject, however, to the provisions of Section 3.2.4.
        ----------------                       -------------

     "LIBOR Office" means, relative to any Lender, the office of such Lender
      ------------
designated as such below its signature hereto or designated in the Lender Assignment Agreement or such other office of a Lender as designated from time to time by notice from such Lender to the Borrower and the Agent, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans of such Lender hereunder.

     "LIBOR Reserve Percentage" means, relative to any Interest Period for LIBO
      ------------------------
Rate Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

     "Lien" means any security interest, mortgage, pledge, hypothecation,
      ----
assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

     "Loan" means, as the context may require, either a Reducing Loan or a
      ----
Revolving Loan of any type.

     "Loan Document" means this Agreement, the Notes, each of the Collateral
      -------------
Documents, each Guaranty, and each other agreement, document or instrument delivered by the Borrower or any Guarantor from time to time in connection with this Agreement and the Notes.

     "MarkWest Michigan" means MarkWest Michigan, Inc., a Colorado corporation.
      -----------------

     "MarkWest Michigan Pledge Agreement" means that certain Pledge Agreement,
      ----------------------------------
dated as of the date hereof, from the Borrower to Agent, substantially in the form of Exhibit N hereto, and executed and delivered pursuant to Section 5.1.15,
        ---------                                                --------------
as amended, supplemented, restated or otherwise modified from time to time.

     "MarkWest Resources" means MarkWest Resources, Inc., a Colorado
      ------------------
corporation.

     "Material Adverse Effect" means with respect to any matter that such matter
      -----------------------
could reasonably be expected materially and adversely to affect the assets, business, properties, financial condition of prospects, or results or operations of the Borrower and its Subsidiaries taken as a whole, or the ability of the Borrower or any Subsidiary to perform its respective obligations under any of the Loan Documents.

     "Monthly Payment Date" means the last day of each calendar month or, if any
      --------------------
such day is not a Business Day, the next succeeding Business Day.

     "Mortgage" means the (i)the West Memphis Mortgage, (ii) the Siloam
      --------
Mortgage, and (iii) the Kenova Mortgage, (iv) the Boldman Mortgage,(v) the West Shore Mortgage and (vi) the Basin Mortgage, or any of them.

     "Mortgage Amendments" means (i) that certain Fifth Amendment to Arkansas
      -------------------
Leasehold Deed of Trust, with Security Agreement, Assignment of Profits and Proceeds and Financing Statement, dated as of the date hereof and substantially in the form of Exhibit I hereto, amending the West Memphis Mortgage, (ii) that
               ---------
certain Fifth Amendment to Mortgage, Security Agreement and Assignment of Profits and Proceeds and Financing Statement, dated as of the date hereof and substantially in the form of Exhibit K hereto, amending the Siloam Mortgage,
                             ---------
(iii) that certain Fifth Amendment to Mortgage, Security Agreement and Assignment of Profits and Proceeds and Financing Statement (Boldman), dated as of the date hereof and substantially in the form of Exhibit J hereto, amending
                                                    ---------
the Boldman Mortgage, and (iv) that certain Fifth Amendment to Credit Line Deed of Trust with Security Agreement, Assignment of Profits and Proceeds and Financing Statement, dated as of the date hereof and substantially in the form of Exhibit L hereto, amending the Kenova Mortgage; in each case executed and
   ---------
delivered pursuant to Section 5.1.8 and as amended, supplemented, restated or
                      -------------
otherwise modified from time to time.

     "Note" means a promissory note of the Borrower payable to any Lender, in
      ----
substantially the form of Exhibit A hereto (as such promissory note may be
                          ---------
amended, endorsed or otherwise modified from time to time), evidencing the aggregate Obligations of the Borrower to such Lender resulting from outstanding Revolving Loans or Reducing Loans or Reimbursement Obligations, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "Obligations" means all obligations (monetary or otherwise) of the Borrower
      -----------
and each other Obligor arising under or in connection with this Agreement, the Notes, the Reimbursement Obligations and each other Loan Document.

     "Obligor" means the Borrower or any other Person (other than the Agent or
      -------
any Lender) obligated under any Loan Document.

     "Organic Document" means, relative to any Obligor, its certificate of
      ----------------
incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock.

     "Participant" is defined in Section 10.11.
      -----------                -------------

     "PBGC" means the Pension Benefit Guaranty Corporation and any entity
      ----
succeeding to any or all of its functions under ERISA.

     "Pension Plan" means a "pension plan", as such term is defined  in section
      ------------
3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

     "Percentage" means, relative to any Lender, the percentage set forth
      ----------
opposite its signature hereto or set forth in the Lender Assignment Agreement, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 10.11; provided, the sum of all Percentages for
                      -------------
all Lenders shall never be less than 100%.

     "Person" means any natural person, corporation, partnership, firm,
      ------
association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

     "Plan" means any Pension Plan or Welfare Plan.
      ----

     "Pledge Agreement" means that certain General Security and Pledge, dated as
      ----------------
of October 8, 1996, in favor of Norwest Bank Colorado, National Association, as secured party, as amended by the Pledge Agreement Amendment and as further amended supplemented, restated or otherwise modified from time to time.

     "Pledge Agreement Amendment" means that certain Amendment to General
      --------------------------
Security Agreement and Pledge, dated as of the date hereof, from the Borrower to Agent, substantially in the form of Exhibit M hereto, and executed and delivered
                                    ---------
pursuant to Section 5.1.5, as amended, supplemented, restated or otherwise
            -------------
modified from time to time.

     "Quarterly Payment Date" means the last day of each March, June, September,
      ----------------------
and December or, if any such day is not a Business Day, the next succeeding Business Day.

     "Reducing Loan" is defined in Section 2.1.3.
      -------------                -------------

     "Reducing Loan Commitment" means, relative to any Lender, such Lender's
      ------------------------
obligation to make Reducing Loans pursuant to Section 2.1.1.
                                              -------------

     "Reducing Loan Commitment Amount" means, on any date, $55,000,000, as such
      -------------------------------
amount may be reduced from time to time pursuant to Section 2.2.
                                                    -----------

     "Reducing Loan Commitment Termination Date" means the earliest of (a) June
      -----------------------------------------
20, 2003; (b) the date on which the Reducing Loan Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2; and (c) the date
                                                  -----------
on which any Commitment Termination Event occurs. Upon the occurrence of any event described in clause (b) or (c), the Revolving Loan Commitments shall
                   ----------    ---
terminate automatically and without any further action.

     "Release" means a "release", as such term is defined in CERCLA.
      -------

     "Required Lenders" means, at any time, the Agent and Lenders holding at
      ----------------
least 67% of the then aggregate outstanding principal amount of the Notes then held by the Lenders, or, if no such principal amount is then outstanding, the Agent and Lenders having at least 67% of the Commitments.

     "Resource Conservation and Recovery Act" means the Resource Conservation
      --------------------------------------
and Recovery Act, 42 U.S.C. Section 690, et seq., as in effect from time to
                                         ------
time.

     "Revolving Loan" is defined in Section 2.1.1.
      --------------                -------------

     "Revolving Loan Commitment" means, relative to any Lender, such Lender's
      -------------------------
obligation to continue the Original Loans as Revolving Loans and to make subsequent Revolving Loans pursuant to Section 2.1.1.
                                       -------------

     "Revolving Loan Commitment Amount" means, on any date, $55,000,000, as such
      --------------------------------
amount may be reduced from time to time pursuant to Section 2.2.
                                                    -----------

     "Revolving Loan Commitment Termination Date" means the earliest of (a) June
      ------------------------------------------
20, 1999; (b) the date on which the Revolving Loan Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2; and (c) the date
                                                  -----------
on which any Commitment Termination Event occurs. Upon the occurrence of any event described in clause (b) or (c), the Revolving Loan Commitments shall
                   ----------    ---
terminate automatically and without any further action.

     "Reimbursement Obligation" is defined in Section 2.7.6.
      ------------------------                -------------

     "Security Agreement Amendment" means the Third Amendment to Security
      ----------------------------
Agreement
executed and delivered pursuant to Section 5.1.6, substantially in the form of
                                   -------------
Exhibit O hereto, as amended, supplemented, restated or otherwise modified from
---------
time to time.

     "Siloam Mortgage" means the Mortgage, Security Agreement and Assignment of
      ---------------
Profits and Proceeds dated as of November 20, 1992, as amended by the First Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement dated as of September 14, 1993, the Second Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement dated as of September 8, 1995, the Third Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement dated as of May 31, 1996 and the Fourth Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement dated as of October 8, 1996.

     "Stated Amount" of each Letter of Credit means the face amount of such
      -------------
Letter of Credit as such amount is in effect on the issuance date thereof.

     "Stated Expiry Date" is defined in Section 4.1.
      ------------------                -----------

     "Stated Maturity Date" means (a) in the case of any Reducing Loan, June 20,
      --------------------
2003; (b) in the case of any Revolving Loan, June 20, 1999, and (c) in the case of any Letter of Credit, June 20, 2003.

     "Subordinated Debt" means all unsecured Indebtedness of the Borrower for
      -----------------
money borrowed which is subordinated, upon terms satisfactory to the Agent and the Required Lenders, in right of payment to the payment in full in cash of all Obligations.

     "Subsidiary" means, with respect to any Person, any corporation of which
      ----------
more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

     "Tangible Net Worth" means the consolidated net worth of the Borrower and
      ------------------
its Subsidiaries after subtracting therefrom the aggregate amount of any intangible assets of the Borrower and its Subsidiaries, including goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks and brand names; provided that for purposes of this definition, mark-to-market adjustments relating to commodity hedges required to be made under GAAP shall be excluded for purposes of determining consolidated net worth.

     "Taxes" is defined in Section 4.6.
      -----                -----------

     "Total Funded Debt" means the outstanding principal amount of all
      -----------------
Indebtedness of the Borrower and its Subsidiaries of the nature referred to in clauses (a), (b), (c) and (f) of the definition of "Indebtedness" less cash on
-----------  ---  ---     ---                       ------------
hand or Cash Equivalent Investments which are free and clear of all Liens.

     "Trailing Twelve Month EBITDA" means, at the end of any month, the EBITDA
      ----------------------------
of the Borrower and its Subsidiaries on a consolidated basis for the 12 months ending on the last day of such month.

     "type" means, relative to any Loan, the portion thereof, if any, being
      ----
maintained as a Base Rate Loan or a LIBO Rate Loan.

     "U.C.C." means the Uniform Commercial Code, as in effect in the State of
      ------
New York.

     "United States" or "U.S." means the United States of America, its fifty
      -------------      ----
States and the District of Columbia.

     "Welfare Plan" means a "welfare plan", as such term is defined in section
      ------------
3(1) of ERISA.

     "West Memphis Mortgage" means the Arkansas Leasehold Deed of Trust with
      ---------------------
Security Agreement, Assignment of Profits and Proceeds and Financing Statement dated as of November 20, 1992, as amended by the First Amendment to Arkansas Leasehold Deed of Trust with Security Agreement, Assignment of Rents and Leases and Financing Statements dated as of September 14, 1993, the Second Amendment to Arkansas Leasehold Deed of Trust with Security Agreement, Assignment of Rents and Leases and Financing Statements dated as of September 8, 1995, the Third Amendment to Arkansas Leasehold Deed of Trust with Security Agreement, Assignment of Rents and Leases and Financing Statements dated as of May 31, 1996 and the Fourth Amendment to Arkansas Leasehold Deed of Trust with Security Agreement, Assignment of Rents and Leases and Financing Statements dated as of October 8, 1996.

     "West Shore" means West Shore Processing Company, L.L.C., a Michigan
      ----------
limited liability company.

     "West Shore Guaranty" means a secured guaranty dated as of the Closing Date
      -------------------
from West Shore to the Agent, substantially in the form of Exhibit G hereto, and
                                                           ---------
executed and delivered pursuant to Section 7.1.8, as amended, supplemented,
                                   -------------
restated or otherwise modified from time to time.

     "West Shore Mortgage" means that certain Mortgage, Assignment Agreement and
      -------------------

Financing Statement from West Shore to the Agent, substantially in the form of Exhibit R hereto, executed and delivered pursuant to Section 7.1.8, as amended,
---------                                            -------------
supplemented, restated or otherwise modified from time to time.

     "West Shore Pledge Agreement" means that certain Pledge Agreement from West
      ---------------------------
Shore to the Agent, substantially in the form of Exhibit S hereto, executed and
                                                 ---------
delivered pursuant to Section 7.1.8, as amended, supplemented, restated or
                      -------------
otherwise modified from time to time.

     "West Shore Security Agreement" means that certain Security Agreement from
      -----------------------------
West Shore to the Agent, substantially in the form of Exhibit T hereto, executed
                                                      ---------
and delivered pursuant to Section 7.1.8, as amended, supplemented, restated or
                          -------------
otherwise modified from time to time.

     "West Shore Subordination Agreement" means that certain Subordination
      ----------------------------------
Agreement between MarkWest Michigan, West Shore, Basin, Agent, and Michigan Energy Company, L.L.C., a Michigan limited liability company, substantially in the form of Exhibit Q hereto, executed and delivered pursuant to Section 7.1.8,
            ---------                                            -------------
as amended, supplemented, restated or otherwise modified from time to time.

     SECTION I.2  Use of Defined Terms. Unless otherwise defined or the context
                  --------------------
otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in each Note, Borrowing Request, Continuation/Conversion Notice, Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

     SECTION I.3  Cross-References. Unless otherwise specified, references in
                  ----------------
this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

     SECTION I.4  Accounting and Financial Determinations. Unless otherwise
                  ---------------------------------------
specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under Section 7.2.4) shall be made, and all financial
                            -------------
statements required to be delivered hereunder or thereunder shall be prepared in accordance with, those generally accepted accounting principles ("GAAP") applied
                                                                  ----
in the preparation of the financial statements referred to in Section 6.5.
                                                              -----------

                                 ARTICLE II

                  COMMITMENTS, BORROWING PROCEDURES AND NOTES

     SECTION II.1  Commitments . On the terms and subject to the conditions of
                   -----------
this Agreement (including Article V), each Lender severally, to the extent of
                          ---------
its Percentage, agrees to make Loans pursuant to the Commitments described in this Section 2.1.
     -----------

     SECTION II.1.1  Revolving Loan Commitment. On the Effective Date, all
                     -------------------------
outstanding Original Loans shall be amended, renewed, restated, extended and converted (but shall not be deemed to be repaid) to Revolving Loans under this Agreement. From time to time on any Business Day occurring prior to the Commitment Termination Date each Lender agrees to make loans (relative to such Lender, its "Revolving Loans") to the Borrower equal to such Lender's Percentage
             ---------------
of the aggregate amount of the Borrowing of Loans requested by the Borrower to be made on such day. On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Revolving Loans.

     SECTION II.1.2  Commitment to Issue Letters of Credit . From time to time
                     -------------------------------------
on any Business Day prior to the Commitment Termination Date, each Issuer will issue, and each Lender will participate in, to the extent of each Lender's Percentage, the Letters of Credit, in accordance with the terms of Section 2.7.
                                                                   -----------

     SECTION II.1.3 Reducing Loan Commitment. Subject to the terms and conditions hereof, on the Conversion Date each Lender will make a Reducing Loan to the Borrower in the amount equal to such Lender's Percentage of the amounts outstanding on the Conversion Date under the Revolving Loans, or such lesser amount as requested by Borrower by converting Revolving Loans to Reducing Loans (which conversion shall be deemed automatically to have occurred upon satisfaction of such conditions). From time to time on any Business Day occurring prior to the Reducing Loan Commitment Termination Date, each Lender will make Loans (relative to such Lender, its "Reducing Loans") to the Borrower
                                               --------------
equal to such Lender's Percentage of the aggregate amount of the Borrowing of Reducing Loans requested by the Borrower to be made on such day. The Commitment of each Lender described in this Section 2.1.3 is herein referred to as its
                                 -------------
"Reducing Loan Commitment". On the terms and subject to the conditions hereof,
 ------------------------
the Borrower may from time to time borrow, prepay and reborrow Reducing Loans.

     SECTION II.1.4  Lenders Not Permitted or Required To Make Loans or Issue or
                     -----------------------------------------------------------
Participate in Letters of Credit Under Certain Circumstances. No Lender shall
------------------------------------------------------------
be permitted or required to (a) continue any Original Loan as a Loan hereunder or to make any Revolving Loan if, after giving effect thereto (i) the aggregate outstanding principal amount of all Revolving Loans of all Lenders, together with all Letter of Credit Outstandings, would exceed the Commitment Amount, or
(ii) the aggregate outstanding principal amount of all Loans of such Lender, together with its Percentage of all Letter of Credit Outstandings, would exceed such Lender's Percentage of the Commitment Amount, or (b) make any Reducing Loan if, after giving effect thereto, the aggregate outstanding principal amount of all Reducing Loans, together with all Letter of Credit Outstandings, (i) of all Lenders would exceed the Reducing Loan Commitment Amount, or (ii) of such Lender would exceed such Lender's Percentage of the Reducing Loan Commitment Amount, or
(c) issue (in the case of any Issuer) or participate in (in the case of each Lender) any Letter of Credit if, after giving effect thereto (i) all Letter of Credit Outstandings together with the aggregate outstanding principal amount of all Loans of all Lenders would exceed the Commitment Amount, or (ii) such Lender's Percentage of all Letter of Credit Outstandings together with the aggregate outstanding principal amount of all Loans of such Lender would exceed such Lender's Percentage of the Commitment Amount.

     SECTION II.2  Reduction of Commitment Amounts. The Commitment Amounts are
                   -------------------------------
subject to reduction from time to time pursuant to this Section 2.2.
                                                        -----------

     SECTION II.2.1  Optional. The Borrower may, from time to time on any
                     --------
Business Day, voluntarily reduce the amount of either Commitment Amount; provided, however, that all such reductions shall require at least three
-----------------
Business Days' prior notice to the Agent and be permanent, and any partial reduction of any Commitment Amount shall be in a minimum amount of $2,500,000 and in an integral multiple of $500,000.

     SECTION II.2.2  Mandatory. The Reducing Loan Commitment Amount shall,
                     ---------
without any further action, automatically and permanently be reduced on the last day of each fiscal quarter following the Revolving Loan Commitment Termination Date by an amount equal to one-sixteenth of the aggregate Revolving Loan Commitment Amount in effect on the Conversion Date; provided, however, that on
                                                    -----------------
the Reducing Loan Commitment Termination Date, the Reducing Loan Commitment Amount shall be zero. Voluntary reductions of the Reducing Loan Commitment Amount made pursuant to Section 2.2.1 shall be applied to diminish the amount of
                        -------------
scheduled reductions to such Commitment Amount thereafter becoming effective pursuant to this Section pro rata.

     SECTION II.3  Borrowing Procedure. By delivering a Borrowing Request to the
                   -------------------
Agent on or before 10:00 a.m., Chicago time, on a Business Day, the Borrower may from time to time irrevocably request, (i) on not less than three nor more than five Business Days' notice, a LIBO Rate Loan or (ii) on not less than the same day or more than five Business Days' notice, a Base Rate Loan, in a minimum amount of $500,000 and an integral multiple of $500,000, or in the unused amount of the applicable Commitment, if less. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day specified in such Borrowing Request. On or before 11:00 a.m. (Chicago time) on such specified Business Day each Lender shall deposit with the Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the

Lenders, the Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

     SECTION II.4  Continuation and Conversion Elections. By delivering a
                   -------------------------------------
Continuation/Conversion Notice to the Agent on or before 10:00 a.m., Chicago time, on a Business Day, the Borrower may from time to time irrevocably elect,(i) on not less than three nor more than five Business Days' notice, in connection with any LIBO Rate Loan or (ii) on not less than three or more than five Business Days' notice, in connection with any Base Rate Loan, that all, or any portion in an aggregate minimum amount of $500,000 and an integral multiple of $500,000, of any Loans be, in the case of Base Rate Loans, converted into LIBO Rate Loans or, in the case of LIBO Rate Loans, be converted into a Base Rate Loan or continued as a LIBO Rate Loan (in the absence of delivery of a Continuation/ Conversion Notice with respect to any LIBO Rate Loan at least three Business Days before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); provided, however, that (i) each such conversion
                              -----------------
or continuation shall be pro rated among the applicable outstanding Loans of all Lenders, and (ii) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans when any Default has occurred and is continuing.

     SECTION II.5  Funding. Each Lender may, if it so elects, fulfill its
                   -------
obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan; provided,
                                                                 ---------
however, that such LIBO Rate Loan shall nonetheless be deemed to have been made
-------
and to be held by such Lender, and the obligation of the Borrower to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of Sections 4.1, 4.2, 4.3 or 4.4, it shall be conclusively
                        ------------  ---  ---    ---
assumed that each Lender elected to fund all LIBO Rate Loans by purchasing Dollar deposits in its LIBOR Office's interbank eurodollar market.

     SECTION II.6  Notes. Each Lender's Loans under a Commitment shall be
                   -----
evidenced by a Note payable to the order of such Lender in a maximum principal amount equal to such Lender's Percentage of the original applicable Commitment Amount. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Note (or on any continuation of such grid), which notations, if made, shall evidence, among other things, the date of, the outstanding principal of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall be rebuttable presumptive evidence of such amounts; provided
                                                                    --------
however, that the failure of any Lender to make any such notations shall not
-------
limit, enlarge or otherwise affect any Obligations of the Borrower or any other Obligor.

     SECTION II.7    Letters of Credit.
                     -----------------

     SECTION II.7.1  Issuance Requests. By delivering to the Agent and the
                     -----------------
applicable Issuer an Issuance Request on or before 11:30 a.m. (Chicago, Illinois time), the Borrower may request, from time to time prior to the Commitment Termination Date and on not less than three nor more than ten Business Days' notice, that such Issuer issue an irrevocable standby letter of credit in such form as may be mutually agreed to by the Borrower and such Issuer (each a "Letter of Credit"), in support of financial obligations of the Borrower
 ----------------
incurred in the Borrower's ordinary course of business and which are described in such Issuance Request. Upon receipt of an Issuance Request, the Agent shall promptly notify the Lenders thereof. Each Letter of Credit shall by its terms:
(a) be issued in a Stated Amount which together with all Letter of Credit Outstandings and all outstanding Loans does not exceed (or would not exceed) the then Commitment Amount (as such amount is reduced and is scheduled to reduce pursuant to Section 2.2); and (b) be stated to expire on a date (its "Stated
            -----------                                               ------
Expiry Date") no later than the earlier (i) of one year from its date of
-----------
issuance and (ii) the Commitment Termination Date. So long as no Default has occurred and is continuing, by delivery to the applicable Issuer and the Agent of an Issuance Request at least three but not more than ten Business Days prior to the Stated Expiry Date of any Letter of Credit, the Borrower may request such Issuer to extend the Stated Expiry Date of such Letter of Credit for an additional period not to exceed the earlier of one year from its date of extension and the Reducing Loan Commitment Termination Date.

     SECTION II.7.2  Issuances and Extensions. On the terms and subject to the
                     ------------------------
conditions of this Agreement (including Article V), the Issuer shall issue
                                        ---------
Letters of Credit, and extend the Stated Expiry Dates of outstanding Letters of Credit, in accordance with the Issuance Requests made therefor. Each Issuer will make available the original of each Letter of Credit which it issues in accordance with the Issuance Request therefor to the beneficiary thereof (and will promptly provide each of the Lenders and the Borrower with a copy of such Letter of Credit) and will notify the beneficiary under any Letter of Credit of any extension of the Stated Expiry Date thereof.

     SECTION II.7.3  [Intentionally Omitted].

     SECTION II.7.4  Other Lenders' Participation. Each Letter of Credit issued
                     ----------------------------
pursuant to Section 2.7.2 shall, effective upon its issuance and without further
            -------------
action, be issued on behalf of all Lenders (including the Issuer thereof) pro
                                                                          ---
rata according to their respective Percentages. Each Lender shall, to the extent
----
of its Percentage, be deemed irrevocably to have participated in the issuance of such Letter of Credit and shall be responsible to reimburse promptly the Issuer thereof for Reimbursement Obligations which have not been reimbursed by the Borrower in accordance with Section 2.7.5, or which have been reimbursed by the
                            -------------
Borrower but must be returned, restored or disgorged by such Issuer for any reason, and each

Lender shall, to the extent of its Percentage, be entitled to receive from the Agent a ratable portion of the letter of credit fees received by the Agent pursuant to Section 3.3.4, with respect to each Letter of Credit. In the event
            -------------
that the Borrower shall fail to reimburse any Issuer, or if for any reason Loans shall not be made to fund any Reimbursement Obligation, all as provided in
Section 2.7.5 and in an amount equal to the amount of any drawing honored by
-------------
such Issuer under a Letter of Credit issued by it, or in the event such Issuer must for any reason return or disgorge such reimbursement, such Issuer shall promptly notify each Lender of the unreimbursed amount of such drawing and of such Lender's respective participation therein. Each Lender shall make available to such Issuer, whether or not any Default shall have occurred and be continuing, an amount equal to its respective participation in same day or immediately available funds at the office of such Issuer specified in such notice not later than 11:30 a.m. (Chicago, Illinois time) on the Business Day (under the laws of the jurisdiction of such Issuer) after the date notified by such Issuer. In the event that any Lender fails to make available to such Issuer the amount of such Lender's participation in such Letter of Credit as provided herein, such Issuer shall be entitled to recover such amount on demand from such Lender together with interest at the daily average Federal Funds Rate for three Business Days (together with such other compensatory amounts as may be required to be paid by such Lender to the Agent pursuant to the Rules for Interbank Compensation of the council on International Banking or the Clearinghouse Compensation Committee, as the case may be, as in effect from time to time) and thereafter at the Alternate Base Rate plus 2%. Nothing in this Section shall be deemed to prejudice the right of any Lender to recover from any Issuer any amounts made available by such Lender to such Issuer pursuant to this
Section in the event that it is determined by a court of competent jurisdiction that the payment with respect to a Letter of Credit by such Issuer in respect of which payment was made by such Lender constituted gross negligence or wilful misconduct on the part of such Issuer. Each Issuer shall distribute to each other Lender which has paid all amounts payable by it under this Section with respect to any Letter of Credit issued by such Issuer such other Lender's Percentage of all payments received by such Issuer from the Borrower in reimbursement of drawings honored by such Issuer under such Letter of Credit when such payments are received.

     SECTION II.7.5  Disbursements. Each Issuer will notify the Borrower and the
                     -------------
Agent promptly of the presentment for payment of any Letter of Credit, together with notice of the date (the "Disbursement Date") such payment shall be made.
                              -----------------
Subject to the terms and provisions of such Letter of Credit, the applicable Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit. Prior to 11:30 a.m. (Chicago, Illinois time) on the Disbursement Date, the Borrower will reimburse the applicable Issuer for all amounts which it has disbursed under the Letter of Credit. In the event the applicable Issuer is not reimbursed by the Borrower on the Disbursement Date, or if such Issuer must for any reason return or disgorge such reimbursement, the Lenders (including such Issuer) shall, on the terms and subject to the conditions of this Agreement, fund the Reimbursement Obligation therefor by making, on the next Business Day, Loans which are Base Rate Loans as provided in
Section 2.1.2 or 2.1.3 (the Borrower being deemed to have given a timely
-------------    -----
Borrowing

Request therefor for such amount); provided, however, for the purpose of
                                   -----------------
determining the availability of the Commitments to make Loans immediately prior to giving effect to the application of the proceeds of such Loans, such Reimbursement Obligation shall be deemed not to be outstanding at such time. To the extent the applicable Issuer is not reimbursed in full in accordance with the preceding sentences, the Borrower's Reimbursement Obligation shall accrue interest at a fluctuating rate determined by reference to the Alternate Base Rate, plus a margin of 2% per annum, payable on demand.

     SECTION II.7.6  Reimbursement. The Borrower's obligation (a "Reimbursement
                     -------------                                -------------
Obligation") under Section 2.7.5 to reimburse an Issuer with respect to each
----------         -------------
Disbursement (including interest thereon), and each Lender's obligation to make participation payments in each drawing which has not been reimbursed by the Borrower, shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment which the Borrower may have or have had against any Lender or any beneficiary of a Letter of Credit, including any defense based upon the occurrence of any Default, any draft, demand or certificate or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient, the failure of any disbursement to conform to the terms of the applicable Letter of Credit (if, in the applicable Issuer's good faith opinion, such disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such disbursement, or the legality, validity, form, regularity, or enforceability of such Letter of Credit; provided, however, that
                                                        -----------------
nothing herein shall adversely affect the right of the Borrower or any Lender to commence any proceeding against the applicable Issuer for any wrongful disbursement made by such Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence or wilful misconduct on the part of such Issuer.

     SECTION II.7.7  Deemed Disbursements. Upon either (i) the occurrence and
                     --------------------
during the continuation of an Event of Default pursuant to Section 8.1.9 or the
                                                           -------------
occurrence of the Commitment Termination Date (including upon the occurrence of the Conversion Date) or (ii) the declaration by the Agent of all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and/or the commitments (if not theretofore terminated) to be terminated as provided in Section 8.3, an amount equal to that portion of Letter
                          -----------
of Credit Outstandings attributable to outstanding and undrawn Letters of Credit shall, at the election of the applicable Issuer acting on instructions from the Required Lenders, and without demand upon or notice to the Borrower, be deemed to have been paid or disbursed by such Issuer under such Letters of Credit (notwithstanding that such amount may not in fact have been so paid or disbursed), and, upon notification by such Issuer to the Agent and the Borrower of its obligations under this Section, the Borrower shall be immediately obligated to reimburse such Issuer the amount deemed to have been so paid or disbursed by such Issuer. Any amounts so received by such Issuer from the Borrower pursuant to this Section shall be held as collateral security for the repayment of the Borrower's obligations in connection with the Letters of Credit issued by such Issuer. All amounts on deposit pursuant to this

Section 2.7.7 shall, until their application to any Obligation or their return
-------------
to the Borrower, as the case may be, at the Borrower's written request, be invested in high grade short-term liquid investments acceptable to Agent and designated by the Borrower, which investments shall be held by the Agent as additional collateral security for the repayment of the Borrower's Obligations under and in connection with the Letters of Credit and all other Obligations. Any losses, net of earnings, and reasonable fees and expenses of such investments shall be charged against the principal amount invested. The Agent and the Lenders shall not be liable for any loss resulting from any investment made by the Agent at the Borrower's request. The Agent is not obligated hereby, or by any other Loan Document, to make or maintain any investment, except upon written request by the Borrower. At any time when such Letters of Credit shall terminate and all Obligations to each Issuer are either terminated or paid or reimbursed to such Issuer in full, the Obligations of the Borrower under this Section shall be reduced accordingly (subject, however, to reinstatement in the event any payment in respect of such Letters of Credit is recovered in any manner from such Issuer), and such Issuer will return to the Borrower the excess, if any, of (a) the aggregate amount held by such Issuer and not theretofore applied by such Issuer to any Reimbursement Obligation over (b) the aggregate amount of all Reimbursement Obligations to such Issuer pursuant to this Section, as so adjusted. At such time when all Events of Default shall have been cured or waived, if the Reducing Loan Commitment Termination Date shall not have occurred for any reason, each Issuer shall return to the Borrower all amounts then on deposit with such Issuer pursuant to this Section.

     SECTION II.7.8  Nature of Reimbursement Obligations. The Borrower shall
                     -----------------------------------
assume all risks of the acts, omissions, or misuse of any Letter of Credit by the beneficiary thereof. Neither any Issuer nor any Lender (except to the extent of its own gross negligence or wilful misconduct) shall be responsible for: (a) the form, validity, sufficiency, accuracy, genuineness, or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent, or forged; (b) the form, validity, sufficiency, accuracy, genuineness, or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason; (c) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit; (d) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, facsimile or otherwise; or (e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit or of the proceeds thereof. None of the foregoing shall affect, impair, or prevent the vesting of any of the rights or powers granted any Issuer or any Lender hereunder. In furtherance and extension, and not in limitation or derogation, of any of the foregoing, any action taken or omitted to be taken by any Issuer in good faith shall be binding upon the Borrower and shall not put such Issuer under any resulting liability to the Borrower.

     SECTION II.7.9  Increased Costs; Indemnity. If by reason of (a) any change
                     --------------------------
in applicable law, regulation, rule, decree or regulatory requirement or any change in the interpretation or application by any judicial or regulatory authority of any law, regulation, rule, decree or regulatory requirement, or (b) compliance by any Issuer or any Lender with any direction, or requirement of any governmental or monetary authority, including Regulation D of the F.R.S. Board:
(i) any Issuer or any Lender shall be subject to any tax (other than taxes on net income and franchises), levy, charge or withholding of any nature or to any variation thereof or to any penalty with respect to the maintenance or fulfillment of its obligations under this Section 2.7, whether directly or by
                                          -----------
such being imposed on or suffered by such Issuer or such Lender; (ii) any reserve, deposit or similar requirement is or shall be applicable, increased, imposed or modified in respect of any Letters of Credit issued by any Issuer or participations therein purchased by any Lender; or (iii) there shall be imposed on any Issuer or any Lender any other condition regarding this Section 2.7, any
                                                               -----------
Letter of Credit or any participation therein, and the result of the foregoing is directly to increase the cost to such Issuer or such Lender of issuing or maintaining any Letter of Credit or of purchasing or maintaining any participation therein, or to reduce any amount receivable in respect thereof by such Issuer or such Lender, then and in any such case such Issuer or such Lender may, at any time after the additional cost is incurred or the amount received is reduced, notify the Agent and the Borrower thereof, and the Borrower shall pay within 10 days of demand such amounts as such Issuer or Lender may in good faith specify to be necessary to compensate such Issuer or Lender for such additional cost or reduced receipt, together with interest on such amount from the date demanded until payment in full thereof at a rate equal at all times to the Alternate Base Rate per annum. The determination by such Issuer or Lender, as the case may be, of any amount due pursuant to this Section, as set forth in a statement setting forth the calculation thereof in reasonable detail, shall be rebuttable presumptive evidence of such amounts.

     In addition to amounts payable as elsewhere provided in this Section 2.7,
                                                                  -----------
the Borrower hereby indemnifies, exonerates and holds each Issuer, the Agent and each Lender harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether such Issuer, the Agent or such Lender is a party to the action for which indemnification is sought), including reasonable attorneys' fees and disbursements, which such Issuer, the Agent or such Lender may incur or be subject to as a consequence, direct or indirect, of the issuance of the Letters of Credit, other than as a result of the gross negligence or wilful misconduct of such Issuer as determined by a court of competent jurisdiction, or the failure of such Issuer to honor a drawing under any Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority.

                                 ARTICLE III

                  REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

     SECTION III.1  Repayments and Prepayments. The Borrower shall repay in full
                    --------------------------
the unpaid principal amount of each Loan upon the Stated Maturity Date therefor; it being understood that, subject to satisfaction of the terms and conditions hereof, repayment on the Stated Maturity Date of the Revolving Loan shall be by converting the then outstanding balances of the Revolving Loans to Reducing Loans as provided in Section 2.1.3. Prior thereto, the Borrower (a) may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loans; provided, however, that
                                                        -----------------
(i) any such prepayment shall be made pro rata among Loans of the same type and,
                                      --------
if applicable, having the same Interest Period of all Lenders; (ii) no such prepayment of any LIBO Rate Loan may be made on any day other than the last day of the Interest Period for such Loan; (iii) all such voluntary prepayments shall require at least three but no more than five Business Days' prior written notice to the Agent; and (iv) all such voluntary partial prepayments shall be in an aggregate minimum amount of $1,000,000 and an integral multiple of $500,000; (b) shall, on each date when any reduction in the Reducing Loan Commitment Amount shall become effective, including pursuant to Section 2.2, make a mandatory
                                              -----------
prepayment of all Reducing Loans equal to the excess, if any, of the aggregate, outstanding principal amount of all Reducing Loans together with Letter of Credit Outstandings over the Reducing Loan Commitment Amount as so reduced; and
(c) shall, immediately upon any acceleration of the Stated Maturity Date of any Loans pursuant to Section 8.2 or Section 8.3, repay all Loans, unless, pursuant
                  -----------    -----------
to Section 8.3, only a portion of all Loans is so accelerated.
   -----------

Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by Section 4.4. No voluntary
                                                 -----------
prepayment of principal of any Reducing Loans shall cause a reduction in the Reducing Loan Commitment Amount or the Revolving Loan Commitment Amount.

     SECTION III.2  Interest Provisions. Interest on the outstanding principal
                    -------------------
amount of Loans shall accrue and be payable in accordance with this Section 3.2.
                                                                    -----------

     SECTION III.2.1  Rates. Pursuant to an appropriately delivered Borrowing
                      -----
Request or Continuation/Conversion Notice, the Borrower may elect that Loans comprising a Borrowing accrue interest at a rate per annum: (a) on that portion maintained from time to time as a Base Rate Loan, equal to the Alternate Base Rate from time to time in effect; and (b) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin.

     All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

     SECTION III.2.2  Post-Maturity Rates. After the date any principal amount
                      -------------------
of any Loan is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise), or after any other monetary Obligation of the Borrower shall have become due and payable, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such amounts at a rate per annum equal to the Alternate Base Rate plus a margin of 2%.

     SECTION III.2.3  Payment Dates. Interest accrued on each Loan shall be
                      -------------
payable, without duplication: (a) on the Stated Maturity Date therefor; (b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan; (c) with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the Effective Date; (d) with respect to LIBO Rate Loans, the last day of each applicable Interest Period (and, if such Interest Period shall exceed 90 days, on the 90th day of such Interest Period); (e) with respect to any Base Rate Loans converted into LIBO Rate Loans on a day when interest would not otherwise have been payable pursuant to clause (c), on the
                                                           ----------
date of such conversion; and (f) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 8.2 or Section 8.3,
                                                  -----------    -----------
immediately upon such acceleration. Interest accrued on Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

     SECTION III.3  Fees. The Borrower agrees to pay the fees set forth in this
                    ----
Section 3.3. All such fees shall be non-refundable.
-----------

     SECTION III.3.1  Commitment Fee. The Borrower agrees to pay to the Agent
                      --------------
for the account of each Lender, for the period (including any portion thereof when any of its Commitments are suspended by reason of the Borrower's inability to satisfy any condition of Article V) commencing on the Effective Date and
                            ---------
continuing through the final Commitment Termination Date, a commitment fee (the "Commitment Fee") at the rate of 2/10ths of 1% per annum on such Lender's Percentage of the sum of the average daily unused portion of the Commitment Amount (outstanding Loans and Letters of Credit being deemed to be usage hereunder). Such commitment fees shall be payable by the Borrower in arrears on each Quarterly Payment Date, commencing with the first such day following the Effective Date, and on each Commitment Termination Date.

     SECTION III.3.2  Agent's Fee. To the Agent for its own account, the fees
                      -----------
provided in the letter dated June 20, 1997 between the Borrower and the Agent.

     SECTION III.3.3  Letter of Credit Face Amount Fee. The Borrower agrees to
                      --------------------------------
pay to the Agent, for the account of each Lender, a fee for each Letter of Credit for the period from and including the date of the issuance of such Letter of Credit to (but not including) the date upon which such Letter of Credit expires, at a per annum rate equal to the Applicable

Margin on the outstanding face amount of each Letter of Credit. Such fee shall be payable by the Borrower in arrears on each Quarterly Payment Date, and on the Commitment Termination Date for any period then ending for which such fee shall not theretofore have been paid, commencing on the first such date after the issuance of such Letter of Credit.

                                  ARTICLE IV

                    CERTAIN LIBO RATE AND OTHER PROVISIONS

     SECTION IV.1  Fixed Rate Lending Unlawful. If any Lender shall determine
                   ---------------------------
(which determination shall, upon notice thereof to the Borrower and the Lenders, be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBO Rate Loan of a certain type, the obligations of all Lenders to make, continue, maintain or convert any such Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the Agent that the circumstances causing such suspension no longer exist, and all LIBO Rate Loans of such type shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

     SECTION IV.2  Deposits Unavailable. If the Agent shall have determined that
                   --------------------
(a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to the Lenders in their relevant markets; or (b) by reason of circumstances affecting BMO's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans, then, upon notice from the Agent to the Borrower and the Lenders, the obligations of all Lenders under Section 2.3 and Section 2.4 to make or continue any Loans as,
                  -----------     -----------
or to convert any Loans into, LIBO Rate Loans shall forthwith be suspended until the Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

     SECTION IV.3  Increased LIBO Rate Loan Costs, etc. The Borrower agrees to
                   -----------------------------------
reimburse each Lender for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans. Such Lender shall promptly notify the Agent and the Borrower in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount; provided, that no Lender shall give such notice unless it is generally charging borrowers similarly situated to the Borrower with similar agreements with such Lender such amounts. Such additional amounts shall be payable by the Borrower directly to such Lender within five days of its receipt of such notice, and such notice shall be rebuttable presumptive evidence of such amounts.

     SECTION IV.4  Funding Losses. In the event any Lender shall incur any loss
                   --------------
or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Section 3.1 or
                                                        -----------
otherwise; (b) any Loans not being made as LIBO Rate Loans in accordance with the Borrowing Request therefor; or (c) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/ Conversion Notice therefor, then, upon the written notice of such Lender to the Borrower (with a copy to the Agent), the Borrower shall, within five days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) and shall be rebuttable presumptive evidence of such amounts.

     SECTION IV.5 Increased Capital Costs. If any change in, or the
                  -----------------------
introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling such Lender, and such Lender determines (in its discretion exercised in good faith) that the rate of return on its or such controlling Person's capital as a consequence of its Commitments or the Loans made by such Lender is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender to the Borrower, the Borrower shall immediately pay directly to such Lender additional amounts sufficient to compensate such Lender or such controlling Person for such reduction in rate of return. A statement of such Lender as to any such additional amount or amounts shall be furnished to Borrower including calculations thereof in reasonable detail and shall be rebuttable presumptive evidence of such amounts. In determining such amount, such Lender may use any method of averaging and attribution that it (in its discretion exercised in good faith) shall deem applicable.

     SECTION IV.6  Taxes. All payments by the Borrower of principal of, and
                   -----
interest on, the Loans, all payments in respect of the Reimbursement Obligations and all other amounts payable hereunder shall be made free and clear of and without deduction for any future enacted or increased income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's net income or receipts (such non-excluded items being called "Taxes"). In the event
                                                          -----
that any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrower will (a) pay directly to the relevant authority the full amount required to be so withheld or deducted; (b) promptly forward to the Agent an official receipt or other documentation satisfactory to the Agent evidencing such payment to such authority; and (c) pay to the Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required. Moreover, if any Taxes are directly asserted against the Agent or any Lender with respect to any payment received by the Agent or such Lender hereunder, the Agent or such Lender may pay such Taxes and the Borrower will promptly pay such additional amounts (including, if incurred as a result of the Borrower's action, omission or delay, any penalties, interest or expenses) as is necessary in order that the net amount received by such person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such person would have received had not such Taxes been asserted.

     If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, the Borrower shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any failure of Borrower to pay the taxing authorities directly where required. For purposes of this Section 4.6, a distribution hereunder by the Agent or any Lender to or for
     -----------
the account of any Lender shall be deemed a payment by the Borrower.

     Each Lender that is organized under the laws of a jurisdiction other than the United States shall, prior to the due date of any payments under the Notes, execute and deliver to the Borrower and the Agent, on or about the first scheduled payment date in each Fiscal Year, one or more (as the Borrower or the Agent may reasonably request) United States Internal Revenue Service Forms 4224 or Forms 1001 or such other forms or documents (or successor forms or documents), appropriately completed, as may be applicable to establish the extent, if any, to which a payment to such Lender is exempt from withholding or deduction of Taxes.

     SECTION IV.7  Payments, Computations, etc. Unless otherwise expressly
                   ---------------------------
provided, all payments by the Borrower pursuant to this Agreement, the Notes or any other Loan Document shall be made by the Borrower to the Agent for the pro
                                                                           ---
rata account of the Lenders entitled to receive such payment. All such payments
----
required to be made to the Agent shall be made, without setoff, deduction or counterclaim, not later than 11:00 a.m., Chicago time, on the date due, in same day or immediately available funds, to such account as the Agent shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Agent on the next succeeding Business Day. The Agent shall promptly remit in same day funds to each Lender its share, if any, of such payments received by the Agent for the account of such Lender. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan, 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (c) of the
                                                         ----------
definition of the term "Interest Period" with respect to LIBO Rate Loans) be
                        ---------------
made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

     SECTION IV.8  Sharing of Payments. If any Lender shall obtain any payment
                   -------------------
or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan or any Reimbursement Obligation (other than pursuant to the terms of Sections 4.3, 4.4 and 4.5) in excess of its pro rata
                         ------------  ---     ---                   --- ----
share of payments then or therewith obtained by all Lenders, such Lender shall purchase from the other Lenders such participations in Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or
                                             --------  -------
any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of (a) the amount of such selling Lender's required repayment to the purchasing Lender to (b) the total amount so recovered from the purchasing
                  --
Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.9) with respect to such participation as fully
                       -----------
as if such Lender were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

     SECTION IV.9  Setoff. Each Lender shall, upon the occurrence of any Default
                   ------
described in clauses (a) through (d) of Section 8.1.9 or, with the consent of
             -----------         ---    -------------
the Required Lenders, upon the occurrence of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with such Lender; provided, however, that any such
                                        --------  -------
appropriation and application shall be subject to the provisions of Section 4.8.
                                                                    -----------
Each Lender agrees promptly to
notify the Borrower and the Agent after any such setoff and application made by such Lender; provided, however, that the failure to give such notice shall not
             --------  -------
affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

     SECTION IV.10  Use of Proceeds. The Borrower shall apply the proceeds of
                    ---------------
each Borrowing in accordance with the sixth recital; without limiting the
                                      -------------
foregoing, no proceeds of any Loan will be used to acquire any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any "margin stock", as defined in F.R.S. Board Regulation U except in connection with transactions (i) authorized by the board of directors of the Borrower, (ii) either (A) authorized by the board of directors or other governing body of the Person which stock is being acquired or (B) involving less than 5% of the stock of any Person (except the Borrower) and (iii) which would not cause the Borrower to fail to be in compliance Section 6.17.
                                                   ------------

                                   ARTICLE V

                            CONDITIONS TO BORROWING

     SECTION V.1  Continuation of Original Loans and Original Working Capital
                  -----------------------------------------------------------
Loans; Initial Borrowing. The obligations of the Lenders to continue the
------------------------
Original Loans and the Original Working Capital Loans as Loans hereunder and to fund the initial Borrowing and to issue the initial Letter of Credit shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 5.1.
                            -----------

     SECTION V.1.1  Resolutions, etc. The Agent shall have received from each
                    ----------------
Obligor a certificate, dated the date of the initial Borrowing or the issuance of the initial Letter of Credit or of such continuation, of its Secretary or Assistant Secretary as to (a) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Agreement, the Notes and each other Loan Document to be executed by it; (b) the article or certificate of incorporation for such Obligor, (c) the bylaws of such Obligor, (d) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement, the Notes and each other Loan Document executed by it, upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary of such Obligor canceling or amending such prior certificate, and (e) that the Borrower and its Subsidiaries are in compliance with all of the covenants and agreements contained in this Agreement or any other Loan Document. The Agent shall have received from each Obligor certificates of existence and good standing provided by the appropriate governmental officer in its jurisdiction of incorporation and, in the case of certificates of good standing, in each jurisdiction in which its business is conducted.

     SECTION V.1.2  Delivery of Notes. The Agent shall have received, for the
                    -----------------
account of each Lender, its Notes duly executed and delivered by the Borrower.

     SECTION V.1.3  Payment of Obligations under Assignment Agreement and
                    -----------------------------------------------------
Outstanding Indebtedness, etc. Norwest, for its own benefit as agent for the
-----------------------------
Original Lenders and for the benefit of the Original Lenders, shall have received payment for all amounts set forth in the Assignment Agreement (including, to the extent necessary, from the proceeds of the initial Borrowing); and all Liens securing any payments required to be made to the Norwest, as agent for the Original Lenders, or the Original Lenders shall have been assigned to the Agent on behalf of the Agent and the Lenders and the Agent shall have received all Uniform Commercial Code Form UCC-3 financing statements or other instruments as may be suitable or appropriate in connection with such assignment. All Indebtedness identified in Item 7.2.2(b) ("Indebtedness to be
                                           -------------
Paid") of the Disclosure Schedule, together with all interest, all prepayment premiums and other amounts due and payable with respect thereto, shall have been paid in full (including, to the extent necessary, from proceeds of the initial Borrowing); and all Liens securing payment of any such Indebtedness have been released and the Agent shall have received all Uniform Commercial Code Form UCC-3 termination statements or other instruments as may be suitable or appropriate in connection therewith.

     SECTION V.1.4  Guaranty. The Agent shall have received a Guaranty, dated
                    --------
the date hereof, duly executed by MarkWest Michigan, MarkWest Resources and Inverness.

     SECTION V.1.5  Pledge Agreement Amendment and Hydrocarbon Pledge
                    -------------------------------------------------
Agreement. The Agent shall have received executed counterparts of the Pledge
---------
Agreement Amendment and the Hydrocarbon Pledge Agreement, dated as of the date hereof, duly executed by the Borrower, together with (a) executed copies of proper Uniform Commercial Code Form UCC-3 statements, if any, necessary to assign to the Agent and the Lenders all Liens and other rights of any Person as a valid, perfected first priority Lien in any collateral described in the Pledge Agreement and the Hydrocarbon Pledge Agreement, (b) certificates, evidencing all of the issued and outstanding shares of capital stock pledged pursuant to the Pledge Agreement and the Hydrocarbon Pledge Agreement which certificates shall in each case be accompanied by undated stock powers duly executed in blank, or, if any securities pledged pursuant to the Pledge Agreement or the Hydrocarbon Pledge Agreement are uncertificated securities, confirmation and evidence satisfactory to the Agent that the security interest in such uncertificated securities has been transferred to and perfected by the Agent for the benefit of the Lenders in accordance with Section 8-313 and Section 8-321 of the Uniform Commercial Code, as in effect in the State of New York, and (c) certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Agent, dated a date reasonably near to the date of the initial Borrowing, listing all effective financing statements which name the Borrower under its present name and any previous name) as the debtor and which are filed in the jurisdictions in which filings were made pursuant to clause (a) above, together with copies of such
                              ----------
financing
statements, none of which shall cover any collateral described in the Pledge Agreement as amended by the Pledge Agreement Amendment or the Hydrocarbon Pledge Agreement).

     SECTION V.1.6  Security Agreement Amendment. The Agent shall have received
                    ----------------------------
executed counterparts of (a) the Security Agreement Amendment executed by the Borrower, together with (b) executed copies of proper Uniform Commercial Code Form UCC-3 statements, if any, necessary to assign to the Agent and the Lenders all Liens and other rights of any Person as a valid, perfected first priority Lien (i) in any collateral described in the Security Agreement Amendment previously granted by any Person, and (ii) securing any of the Indebtedness under the Original Working Capital Loan Agreement or the Original Loan Agreement, as amended by this Agreement; and (c) certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Agent, dated a date reasonably near to the date of the initial Borrowing, listing all effective financing statements which name the Borrower, MarkWest Resources, MarkWest Michigan, West Shore or Basin (under their present names and any previous names) as the debtor and which are filed in the jurisdictions in which filings were made pursuant to clause (a) above, together with copies of such financing
                 ----------
statements, none of which shall cover any collateral described in the Security Agreement as amended by the Security Agreement Amendment).

     SECTION V.1.7  Mortgage Amendments. The Agent shall have received
                    -------------------
counterparts of the Mortgage Amendments, duly executed and delivered by the Borrower, together with evidence of the completion (or satisfactory arrangements for completion) of all recordings and filings of such Mortgage Amendments, together with executed copies of proper uniform commercial code form UCC-3 statements, if any, necessary to assign to the Agent and the Lenders all Liens and other rights of any Person as a valid, perfected first priority lien in any of the collateral described in any of the Mortgages previously granted by any Person, and securing any of the Indebtedness under the Original Working Capital Loan Agreement or the Original Loan Agreement and as may be necessary or, in the reasonable opinion of the Agent, desirable effectively to assign to the Agent and the Lenders and to create or maintain a valid, perfected first priority Lien against the properties purported to be covered by such Mortgage Amendments, together with certified copies of Uniform Commercial Code requests for information or copies (form UCC-11) or a similar search report certified by a party acceptable to the Agent, dated a date reasonably near to the date of the effectiveness hereof, listing all effective financing statements which name the Borrower, MarkWest Resources, or MarkWest Michigan (under their present names and any previous names) as the Debtor and which are filed in jurisdictions in which filings were made pursuant to the foregoing, together with copies of such financing statements, none of which shall cover any collateral described in the Mortgages as amended by the Mortgage Amendments.

     SECTION V.1.8  Opinions of Counsel and Title Policies. The Agent shall have
                    --------------------------------------
received the following, each dated the date of the effectiveness hereof or such other date as is acceptable to the Agent and the Lenders and addressed to the Agent and all Lenders, (a) from Barry Spector, counsel to the Borrower and its Subsidiaries, substantially in the form of Exhibit E-1 hereto; (b) title opinions or mortgagee
                             -----------
title policies and other title information, including, without limitation, applicable surveys, covering the properties purported to be covered by the Mortgages and the Mortgage Amendments, all in form and substance and from counsel and title companies satisfactory to the Agent; (c) an opinion from McBrayer, McGinnis, Leslie & Kirkland, Kentucky counsel to the Borrower and its Subsidiaries, substantially in the form of Exhibit E-2 and from counsel
                                           -----------
satisfactory to the Agent; (d) an opinion from Ault & Maier, Michigan counsel to the Borrower and its Subsidiaries, substantially in the form of Exhibit E-3 and
                                                                -----------
from counsel satisfactory to the Agent; (e) an opinion from Hardin, Dawson & Terry, Arkansas counsel to the Borrower and its Subsidiaries, substantially in the form of Exhibit E-4 and from counsel satisfactory to the Agent; and (f) an
            -----------
opinion from Bowles Rice McDavid Graff & Love, P.L.L.C., West Virginia counsel to the Borrower and its Subsidiaries, substantially in the form of Exhibit E-5
                                                                   -----------
and from counsel satisfactory to the Agent.

     SECTION V.1.9  Closing Fees, Expenses, etc. The Agent shall have received
                    ---------------------------
for its own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Section 3.3 (including the
                                                     -----------
letter referred to in Section 3.3.2), if then invoiced.

     SECTION V.1.10  Evidence of Insurance. The Agent shall have received
                     ---------------------
certificates of insurance satisfactory to it evidencing the existence of all insurance required to be maintained by the Borrower by this Agreement and the other Loan Documents, which insurance shall list Agent as additional insured and sole loss payee and be satisfactory to the Agent.

     SECTION V.1.11  Assignment of Key Man Life Insurance and Business
                     -------------------------------------------------
Interruption Insurance. The Agent shall have received an assignment of any "key
----------------------
man" life insurance maintained on any officers or directors of the Borrower or any of its Subsidiaries and any business interruption insurance maintained by the Borrower and its Subsidiaries, together with acknowledgments from the companies issuing such policies, all in form and substance satisfactory to the Agent.

     SECTION V.1.12  Projections. The Agent and the Lenders shall have received
                     -----------
an annual budget for 1997 of the Borrower and its Subsidiaries, together with 5-year projections in form and substance satisfactory to the Lenders, setting forth in reasonable detail the Borrower's and its Subsidiaries' consolidated income statement and funds flow for a five-year period commencing January 1, 1997, certified by the Chief Financial Officer of the Borrower as being the Borrower's best estimate and based upon information that is then currently available and believed to be correct and upon assumptions believed to be reasonable, and no event shall have occurred, and no condition shall exist, that in the Lenders' judgment shall be materially inconsistent with the information or the projections provided to the Lenders.

     SECTION V.1.13  Hedging Policy. A copy of the hedging policy of the
                     --------------
Borrower and its Subsidiaries (the "Hedging Policy") approved by the Borrower's
                                    --------------
Board of Directors and certified by the Chief Financial Officer of the Borrower as being true, correct and complete and in force and effect; which hedging policy shall be in form, substance and effect satisfactory to the Agent and the Required Lenders and including policies regarding gas imbalances, take-or-pay obligations, Hedging Obligations, prepayment agreements and inventory balances.

     SECTION V.1.14  Assignment Agreement. The Agent shall have received
                     --------------------
executed counterparts of the Assignment Agreement (the "Assignment Agreement"),
                                                        --------------------
substantially in the form of Exhibit P hereto.
                             ---------
     SECTION V.1.15  MarkWest Michigan Pledge Agreement. The Agent shall have
                     ----------------------------------
received executed counterparts of the MarkWest Michigan Pledge Agreement, dated as of the date hereof, duly executed by the Borrower, together with (a) executed copies of proper Uniform Commercial Code Form UCC-3 statements, if any, necessary to assign to the Agent and the Lenders all Liens and other rights of any Person as a valid, perfected first priority Lien in any collateral described in the Pledge Agreement, b) certificates, evidencing all of the issued and outstanding shares of capital stock pledged pursuant to the MarkWest Michigan Pledge Agreement which certificates shall in each case be accompanied by undated stock powers duly executed in blank, or, if any securities pledged pursuant to the Pledge Agreement are uncertificated securities, confirmation and evidence satisfactory to the Agent that the security interest in such uncertificated securities has been transferred to and perfected by the Agent for the benefit of the Lenders in accordance with Section 8-313 and Section 8-321 of the Uniform Commercial Code, as in effect in the State of New York, and (c) certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Agent, dated a date reasonably near to the date of the initial Borrowing, listing all effective financing statements which name MarkWest Michigan under its present name and any previous name) as the debtor and which are filed in the jurisdictions in which filings were made pursuant to clause (a) above, together with copies of such
                              ----------
financing statements, none of which shall cover any collateral described in the MarkWest Michigan Pledge Agreement).

     SECTION V.1.16  [Intentionally omitted].

     SECTION V.2  Conditions Precedent to Initial Reducing Loan. The obligation
                  ---------------------------------------------
of the Lenders to make the initial Reducing Loan shall, in addition to the conditions precedent specified in Section 5.3, be subject to the prior or
                                  -----------
concurrent satisfaction of each of the conditions precedent set forth in this
Section 5.2.
-----------

     SECTION V.2.1  Revolving Loans Paid. The principal of and accrued interest
                    --------------------
on the Revolving Loans shall have been paid or be paid in full or converted into Reducing Loans hereunder, and included under the Reducing Loan Commitment, in each case, prior to or concurrently with the making of the initial Reducing Loan. The Borrower hereby agrees and instructs the Agent to apply the proceeds of the Reducing Loan to the extent required to the payment in full of the principal of and accrued interest on all Revolving Loans then outstanding and the Agent agrees to remit such proceeds, if any, for such purpose.

     SECTION V.2.2  Confirmatory Certificate. The Agent shall have received a
                    ------------------------
certificate, in form and substance satisfactory to the Agent, dated the Conversion Date and signed by an officer of the Borrower acceptable to the Agent, as to the matters set forth in Section 5.3.1 and such other documents as
                                      -------------
the Lender may have reasonably requested in support thereof, including, duly executed and updated copies or other confirmations of the continuing effectiveness of any or all of the Loan Documents.

     SECTION V.2.3  Conversion Date Opinion. The Agent shall have received a
                    -----------------------
favorable opinion of counsel to the Borrower and the other Obligors dated as of the Conversion Date satisfactory to the Agent in form and substance, addressed to the Agent and the Lenders, opining as to this Agreement and the other Loan Documents after giving effect to any Reducing Loan, and with respect to, among other things, the priority and the perfection of the Liens created by each of the Collateral Documents, after giving effect to any Reducing Loan.

     SECTION V.3    All Borrowings. The obligation of each Lender to fund any
                    --------------
Loan on the occasion of any Borrowing (including the initial Borrowing) and to issue any Letter of Credit (including the initial Letter of Credit) shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 5.3.
     -----------

     SECTION V.3.1  Compliance with Warranties, No Default, etc. Both before and
                    -------------------------------------------
after giving effect to any Borrowing or Letter of Credit (but, if any Default of the nature referred to in Section 8.1.5 shall have occurred with respect to any
                          -------------
other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds thereof) the following statements shall be true and correct in all material respects (a) the representations and warranties set forth in Article VI (excluding, however, those contained in Section 6.7), and in
         ----------                                         -----------
each Collateral Document shall be true and correct with the same effect as if then made (unless stated to relate solely to an early date, in which case such representations and warranties shall be true and correct as of such earlier date); (b) except as disclosed by the Borrower to the Agent and the Lenders pursuant to Section 6.7 (i) no labor controversy, litigation, arbitration or
            -----------
governmental investigation or proceeding shall be pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which might materially adversely affect the Borrower's and its Subsidiaries' consolidated business, operations, assets, revenues, properties or prospects or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document; and (ii) no development shall have occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to
Section 6.7 which might materially adversely affect the consolidated businesses,
-----------
operations, assets, revenues, properties or prospects of the Borrower and its Subsidiaries; and (c) no Default shall have then occurred and be continuing, and neither the Borrower, any other Obligor, nor any of their Subsidiaries are in material violation of any law or governmental regulation or court order or decree.

     SECTION V.3.2  Borrowing Request. The Agent shall have received a Borrowing
                    -----------------
Request for such Borrowing or Issuance Request for such Letter of Credit, as the case may be. Each of the delivery of a Borrowing Request or Issuance Request for such Letter of Credit, as the case may be, and the acceptance by the Borrower of the proceeds of such Borrowing or such Letter of Credit shall constitute a representation and warranty by the Borrower that on the date of such Borrowing (both immediately before and after giving effect to such Borrowing and the application of the proceeds thereof) the statements made in Section 5.3.1 are
                                                            -------------
true and correct.

     SECTION V.3.3  Satisfactory Legal Form. All documents executed or submitted
                    -----------------------
pursuant hereto by or on behalf of the Borrower or any of its Subsidiaries or any other Obligors shall be satisfactory in form and substance to the Agent and its counsel; (which satisfaction is acknowledged with respect to any documents conforming to the respective Exhibit attached hereto) the Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Agent or its counsel may reasonably request.


                                  ARTICLE VI

                        REPRESENTATIONS AND WARRANTIES

     In order to induce the Lenders and the Agent to enter into this Agreement and to make Loans hereunder, the Borrower represents and warrants unto the Agent and each Lender as set forth in this Article VI except as otherwise indicated on
                                     ----------
the Disclosure Schedule.

     SECTION VI.1  Organization, etc. The Borrower and each of its Subsidiaries
                   -----------------
is a corporation validly organized and existing and in good standing under the laws of the State of its incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification, and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Agreement, the Notes and each other Loan Document to which it is a party and to own and hold under lease its property and to conduct its business substantially in accordance with the first recital.

     SECTION VI.2  Due Authorization, Non-Contravention, etc. The execution,
                   -----------------------------------------
delivery and performance by the Borrower of this Agreement, the Notes and each other Loan Document executed or to be executed by it, and the execution, delivery and performance by each other Obligor of each Loan Document executed or to be executed by it are within the Borrower's and each such Obligor's corporate powers, have been duly authorized by all necessary corporate action, and do not
(a) contravene the Borrower's or any such Obligor's Organic Documents; (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower or any such Obligor; or (c) result in, or require the creation or imposition of, any Lien on any of any Obligor's properties.

     SECTION VI.3  Government Approval, Regulation, etc. No authorization or
                   ------------------------------------
approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower of this Agreement, the Notes or any other Loan Document to which it is a party. The Borrower and its Subsidiaries possess all authorizations, approvals, permits and licenses necessary to operate their respective businesses as current operated and as anticipated to be operated. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     SECTION VI.4  Validity, etc. This Agreement constitutes, and the Notes and
                   -------------
each other Loan Document executed by the Borrower will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms; and each Loan Document executed pursuant hereto by each other Obligor will, on the due execution and delivery thereof by such Obligor, be the legal, valid and binding obligation of such Obligor enforceable in accordance with its terms.

     SECTION VI.5  Financial Information. The balance sheets of the Borrower and
                   ---------------------
each of its Subsidiaries as at December 31, 1996, and the related statements of earnings and cash flow of the Borrower and each of its Subsidiaries, copies of which have been furnished to the Agent and each Lender, have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of the corporations covered thereby as at the dates thereof and the results of their operations for the periods then ended.

     SECTION VI.6  No Material Adverse Change. Since the date of the financial
                   --------------------------
statements described in Section 6.5, there has been no material adverse change
                        -----------
in the financial condition, operations, assets, business, properties or prospects of the Borrower and its Subsidiaries.

     SECTION VI.7  Litigation, Labor Controversies, etc. There is no pending or,
                   ------------------------------------
to the knowledge of the Borrower, threatened litigation, action, proceeding, or labor controversy affecting the Borrower or any of its Subsidiaries, or any of their respective properties, businesses, assets or revenues, which may materially adversely affect the financial condition, operations, assets, business, properties or prospects of the Borrower or any Subsidiary or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document, except as disclosed in Item 6.7
                                                             --------
("Litigation") of the Disclosure Schedule.

     SECTION VI.8  Subsidiaries. The Borrower has no Subsidiaries, except those
                   ------------
Subsidiaries (a) which are identified in Item 6.8 ("Existing Subsidiaries") of
                                         --------
the Disclosure Schedule; or (b) which are permitted to have been acquired in accordance with Section 7.2.5 or 7.2.8.
                -------------    -----

     SECTION VI.9  Ownership of Properties. The Borrower and each of its
                   -----------------------
Subsidiaries owns good and marketable title to all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges or claims (including infringement claims with respect to patents, trademarks, copyrights and the like) except as permitted pursuant to
Section 7.2.3.
-------------

     SECTION VI.10 Taxes. The Borrower and each of its Subsidiaries has filed
                   -----
all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     SECTION VI.11 Pension and Welfare Plans. During the twelve-consecutive-
                   -------------------------
month period prior to the date of the execution and delivery of this Agreement and prior to the date of any Borrowing hereunder, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by the Borrower or any member of the Controlled Group of any material liability, fine or penalty. Except as disclosed in Item 6.11 ("Employee Benefit Plans") of the
                                ---------
Disclosure Schedule, neither the Borrower nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

     SECTION VI.12 Compliance with Law. Neither the Borrower nor any of its
                   -------------------
Subsidiaries (a) is in violation of any law, statute, ordinance, decree, requirement, order, judgment, rule, regulation (or any interpretation of the foregoing) of, or the terms of any license or permit issued by, any governmental authority; or (b) has failed to obtain any license, permit, franchise or other governmental authorization necessary to ownership of any of their respective properties or the conduct of their respective business; which violation or failure could reasonably be expected to have a Material Adverse Effect.

     SECTION VI.13  Claims and Liabilities. Except as disclosed to the Lenders
                    ----------------------
in the Disclosure Schedule, neither the Borrower nor any of its Subsidiaries has accrued any liabilities under gas purchase contracts for gas not taken, but for which it is liable to pay if not made up and which, if not paid, would have a Material Adverse Effect. Except as disclosed to the Lenders in the Disclosure Schedule, no claims exist against the Borrower or its Subsidiaries for gas imbalances which claims if adversely determined would have a Material Adverse Effect. Except as disclosed to the Lenders in the Disclosure Schedule, no purchaser of product supplied by the Borrower or any of its Subsidiaries has any claim against the Borrower or any of its Subsidiaries for product paid for, but for which delivery was not taken as and when paid for, which claim if adversely determined would have a Material Adverse Effect.

     SECTION VI.14  No Prohibition on Perfection of Collateral Documents. None
                    ----------------------------------------------------
of the terms or provisions of any indenture, mortgage, deed of trust, agreement or other instrument to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries or the property of the Borrower or any of its Subsidiaries is bound prohibit the filing or recordation of any of the Loan Documents or any other action which is necessary or appropriate in connection with the perfection or maintenance of the Liens evidenced and created by any of the Loan Documents.

     SECTION VI.15  Solvency. Neither the Borrower nor the Borrower and its
                    --------
Subsidiaries, on a consolidated basis, is "insolvent", as such term is used and defined in the United States Bankruptcy Code, 11 U.S.C. (S) 101, et seq.
                                                                 -- ---

     SECTION VI.16  Environmental Warranties. In the ordinary course of its
                    ------------------------
business, the Borrower conducts an ongoing review of the effect of Environmental Laws on the business, operations and properties of the Borrower and its Subsidiaries, in the course of which it identifies and evaluates associated liabilities and costs (including any capital or operating expenditures required for clean-up or closure of properties presently owned or operated, any capital or operating expenditures required to achieve or maintain compliance with environmental protection standards imposed by law or as a condition of any license, permit or contract, any related constraints on operating activities, including any periodic or permanent shutdown of any facility or reduction in the level of or change in the nature of operations conducted thereat and any actual or potential liabilities to third parties, including employees, and any related costs and expenses). On the basis of this review , the Borrower has reasonably concluded that, except as disclosed in Item 6.16 ("Environmental Matters") of
                                       ---------
the Disclosure Schedule, to the best of its knowledge after due inquiry:

          (a) all facilities and property (including underlying groundwater) owned, leased or operated by the Borrower or any of its Subsidiaries are owned, leased or operated by the Borrower and its Subsidiaries in material compliance with all Environmental Laws;

          (b) there are no pending or threatened and to Borrower's knowledge there have been no past, continuing (i) claims, complaints, notices or inquiries to, or requests for information received by, the Borrower or any of its Subsidiaries with respect to any alleged violation of any Environmental Law, that, singly or in the aggregate, have or may reasonably be expected to have a Material Adverse Effect, or (ii) claims, complaints, notices or inquiries to, or requests for information received by, the Borrower or any of its Subsidiaries regarding potential liability under any Environmental Law or under any common law theories relating to operations or the condition of any facilities or property (including underlying groundwater) owned, leased or operated by the Borrower and its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have a Material Adverse Effect;

          (c) there have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect;

          (d) the Borrower and its Subsidiaries have been issued and are in material compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for their businesses;

          (e) no property now or previously owned, leased or operated by the Borrower or any of its Subsidiaries is listed or proposed for listing on the National Priorities List pursuant to CERCLA, or, to the extent that such listing may, singly or in the aggregate, have, or may reasonably be expected to have a Material Adverse Effect, on the CERCLIS or on any other federal or state list of sites requiring investigation or clean-up;

          (f) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned, leased or operated by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect;

          (g) none of the Borrower or any of its Subsidiaries has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to

     CERCLA, or, to the extent that such listing may, singly or in the aggregate, have, or may reasonably be expected to have a Material Adverse Effect, on the CERCLIS or on any federal or state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against the Borrower or any of its Subsidiaries for any remedial work, damage to natural resources or personal injury, including claims under CERCLA;

          (h) there are no polychlorinated biphenyls, radioactive materials or friable asbestos present at any property now or previously owned or leased by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect; and

          (i) no condition exists at, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries which, with the passage of time, or the giving of notice or both, would give rise to material liability under any Environmental Law that, singly or in the aggregate have, or may reasonably be expected to have a Material Adverse Effect.

     SECTION VI.17  Regulations G, U and X. The Borrower is not engaged in the
                    ----------------------
business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Loans will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation G, U or X. Terms for which meanings are provided in F.R.S. Board Regulation G, U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

     SECTION VI.18  Accuracy of Information. All factual information heretofore
                    -----------------------
or contemporaneously furnished by or on behalf of the Borrower in writing to the Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all other such factual information hereafter furnished by or on behalf of the Borrower to the Agent or any Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by the Agent and such Lender, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading. All estimates and projections delivered to the Agent or any Lender are or will be based upon information that was available at such time and believed to be correct and upon assumptions believed to be reasonable; however the Borrower does not warrant that such estimates and projections will ultimately prove to have been accurate.

     SECTION VI.19  Default. No Default or Event of Default has occurred and is
                    -------
continuing.

     SECTION VI.20  Solvency. (i) Immediately after the making of each Loan, if
                    --------
any, and issuance of any Letter of Credit, if any, made or issued, as the case may be, and after giving effect to the application of the proceeds of such Loans and Letters of Credit, (a) the value of the assets of the Borrower and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, subordinated, contingent or otherwise, of the Borrower and its Subsidiaries on a consolidated basis; (b) the present fair saleable value of the property of the Borrower and the Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Borrower and its Subsidiaries on a consolidated basis on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Borrower and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) the Borrower and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted after the date hereof.

     (ii) The Borrower does not intend to, or to permit any of its Subsidiaries to, and does not believe that it or any of its Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.

     SECTION VI.21    Boldman Plant. All assets of the Borrower maintained on
                      -------------
the Lands (as defined in the Boldman Mortgage), including, without limitation, the Boldman Extraction Plant, (i) constitute "Goods" as defined in Article 9 of the U.C.C., (ii) are not affixed to the Land and are considered mobile Goods, and (iii) may be moved from the Lands to another location and reinstalled without extraordinary cost and effort.

                                  ARTICLE VII

                                   COVENANTS

     SECTION VII.1    Affirmative Covenants. The Borrower agrees with the Agent
                      ---------------------
and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this Section 7.1.
                  -----------

     SECTION VII.1.1  Financial Information, Reports, Notices, etc. The Borrower
                      --------------------------------------------
will furnish, or will cause to be furnished, to the Agent sufficient copies of the following financial statements, reports, notices and information to provide one to each Lender:

               (a) as soon as available and in any event within (i) (A) 30 days after the end of each month (other than March, June, September and December), and (B) within 45 days after the end of each December, a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such month and consolidated statements of earnings and cash flow of the Borrower and its Subsidiaries for such month and for the period commencing at the end of the previous Fiscal Year and ending with the end of such month, certified by the chief financial Authorized Officer of the Borrower (ii) within 45 days of after the end of each of the first three quarters of each year, the Borrower's form 10Q for such quarter, in each case together with a report, in form and substance satisfactory to the Agent and the Required Lenders, reconciling the Borrower's and its Subsidiaries' actual performance to the most recent budgets and forecasts delivered pursuant to Section 5.1.14 or Section
                                                 --------------    -------
     7.1.1(h) or (i), as the case may be, certified by the Chief Financial
     --------    ---
     Officer of the Borrower and containing an explanation in reasonable detail for any significant negative variances;

               (b) as soon as available and in any event within 90 days after the end of each Fiscal Year of the Borrower, a copy of the annual audit report for such Fiscal Year for the Borrower and its Subsidiaries, including therein consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such Fiscal Year and consolidated statements of earnings and cash flow of the Borrower and its Subsidiaries for such Fiscal Year, certified (without any "going concern" or other qualification) in a manner acceptable to the Agent and the Required Lenders by Price Waterhouse LLP or other independent public accountants acceptable to the Agent and the Required Lenders, together with certificates from such accountants containing (x) a report on management's assertion about compliance (together with management's computation of, and showing compliance) with each of the financial ratios and restrictions contained in
     Section 7.2.4 and (y) to the effect that, in making the examination
     -------------
     necessary for the signing of such annual report by such accountants, they have not become aware of any Default or Event of Default that has occurred and is continuing, or, if they have become aware of such Default or Event of Default, describing such Default or Event of Default and the steps, if any, being taken to cure it; timely delivery of Form 10-K pursuant to clause (f) below shall be deemed to satisfy this clause (b).

               (c) as soon as available and in any event within 45 days after the end of each Fiscal Quarter, a certificate in the form of Exhibit F,
                                                                  ---------
     executed by the chief financial Authorized Officer of the Borrower, showing (in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Agent) compliance with the financial covenants set forth in Section 7.2.4 and setting forth such information as
                            -------------
     is required in such form;

               (d) as soon as possible and in any event within three Business Days after the Borrower obtains knowledge of the occurrence of each Default, a statement of the chief financial Authorized Officer of the Borrower setting forth details of such Default and the action which the Borrower has taken and proposes to take with respect thereto;

          (e) as soon as possible and in any event within three Business Days after the Borrower obtains knowledge of any of the following if it could reasonably be expected to result in a Material Adverse Effect if adversely determined: (x) the occurrence of any adverse development with respect to any litigation, action, proceeding, or labor controversy described in
     Section 6.7, (y) the commencement of any labor controversy, litigation,
     -----------
     action, proceeding of the type described in Section 6.7, notice thereof and
                                                 -----------
     copies of all documentation relating thereto or (z) any adverse development involving, or material default by any party under, or breach by any party of any material contract or agreement to which the Borrower or any Subsidiary is a party or by which it is bound;

          (f) promptly after the sending or filing thereof, copies of all reports which the Borrower sends to any of its security holders, and all reports and registration statements (without exhibits) which the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange;

          (g) within 3 Business Days upon becoming aware of the institution of any steps by the Borrower or any other Person to terminate any Pension Plan, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which could result in the requirement that the Borrower furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in the incurrence by the Borrower of any material liability, fine or penalty, or any material increase in the contingent liability of the Borrower with respect to any post-retirement Welfare Plan benefit, notice thereof and copies of all documentation relating thereto;

          (h) (i) annually, on or before March 31 of each year and (ii) promptly upon request of the Agent or the Required Lenders (which requests may not be more frequent than once each quarter), a budget for the year commencing the preceding January 1 and a five-year forecast for the Borrower and its Subsidiaries in form and substance satisfactory to the Agent and the Required Lenders and consistent with the budget and projections delivered pursuant to Section 5.1.14 and based upon information that is then
                 --------------
     currently available and believed to be correct and upon assumptions believed to be reasonable; and

          (i) such other information respecting the condition or operations, financial or otherwise, or properties or assets of the Borrower or any of its Subsidiaries as any Lender through the Agent may from time to time reasonably request in writing.

     SECTION VII.1.2  Compliance with Laws, etc. The Borrower will, and will
                      -------------------------
cause each of its Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations and orders (including Environmental Laws), such compliance to include (without limitation) (a) the maintenance and preservation of its corporate, partnership or limited liability company existence and qualification as a foreign corporation, partnership or limited liability company; and (b) the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     SECTION VII.1.3  Maintenance of Properties. The Borrower will, and will
                      -------------------------
cause each of its Subsidiaries to, maintain, preserve, protect and keep its properties in good repair, working order and condition, and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times unless the Borrower determines in good faith that the continued maintenance of any of its properties is no longer economical.

     SECTION VII.1.4  Insurance. The Borrower will, and will cause each of its
                      ---------
Subsidiaries to, maintain or cause to be maintained with responsible insurance companies insurance with respect to its properties and business (including business interruption insurance) against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses and which is satisfactory to the Agent and the Required Lenders and will (i) furnish to the Agent on each anniversary of the Effective Date a certificate or certificates of insurance from Borrower's insurance companies evidencing the existence of all insurance required to be maintained by the Borrower by this Agreement and the other Loan Documents and that Agent is listed as additional insured and sole loss payee and (ii) upon request of the Agent, furnish to each Lender at reasonable intervals a certificate of an Authorized Officer of the Borrower setting forth the nature and extent of all insurance maintained by the Borrower and its Subsidiaries in accordance with this Section.

     Borrower will, and will cause each of its Subsidiaries to, (except as the Agent may otherwise consent in writing) forthwith, upon receipt, transmit and deliver to the Agent, in the form received, all cash, checks, drafts, chattel paper and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be collected by the Agent) which may be received by the Borrower at any time in full or partial payment of amounts due under any insurance policy. Except as the Agent may otherwise consent in writing, any such items which may be received by the Borrower will not be commingled with any other of its funds or property, but will be held separate and apart from its own funds or property and upon express trust for the Agent until delivery is made to the Agent. Borrower will comply with the terms and conditions of any consent given by the Agent pursuant to the provisions of this paragraph.

     All items or amounts which are delivered by the Borrower or by any insurance
company to the Agent on account of partial or full payment of amounts due under any insurance policy shall be deposited to the credit of a deposit account (herein called the "Insurance Deposit Account") of the Borrower with the Agent,
                    -------------------------
as security for payment of the Obligations. Borrower shall have no right to withdraw any funds deposited in the Insurance Deposit Account. Agent will apply all or any of the then balance in the Insurance Deposit Account toward payment of the Obligations, in such order of application as the Agent may determine. Agent may, from time to time, in its reasonable discretion and with the consent of the Required Lenders, release all or any of such balance representing collected funds to the Borrower. Agent is authorized to endorse, in the name of the Borrower, any item, howsoever received by the Agent, representing any payment under any insurance policy.

     SECTION VII.1.5  Books and Records. The Borrower will, and will cause each
                      -----------------
of its Subsidiaries to, keep books and records which accurately reflect all of its business affairs and transactions and permit the Agent and each Lender or any of their respective representatives, at reasonable times and intervals, to visit all of its offices and properties, to discuss its financial matters with its officers and independent public accountant (and the Borrower hereby authorizes such independent public accountant to discuss the Borrower's financial matters with each Lender or its representatives with a representative of the Borrower present) and to examine (and, at the expense of the Borrower, photocopy extracts from) any of its books or other corporate records. The Borrower shall pay any fees of such independent public accountant incurred in connection with the Agent's or any Lender's exercise of its rights pursuant to this Section.

     SECTION VII.1.6  Environmental Covenant. The Borrower will, and will cause
                      ----------------------
each of its Subsidiaries to, (a) use and operate all of its facilities and properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws; and (b) provide such information and certifications which the Agent may reasonably request from time to time to evidence compliance with this Section 7.1.6; provided that neither the Agent nor
                              -------------
any Lender shall have any obligation to make any inquiries pursuant to this
Section 7.1.6.
-------------

     SECTION VII.1.7  Further Assurances; Additional Collateral. The Borrower
                      -----------------------------------------
shall cause each Subsidiary, from time to time, to become an Obligor with respect to, and jointly and severally liable with all other Obligors for, all the Obligations under this Agreement and the Notes and the other Loan Documents by promptly executing and delivering to the Lenders a Guaranty substantially in the form of Exhibit G hereto, with appropriate insertions, and by causing such
            ---------
Subsidiary's, as the case may be, capital stock, partnership, joint venture or membership interest to be pledged pursuant to a Pledge Agreement substantially in the form of Exhibit N hereto, with appropriate insertions. In addition, the
               ---------
Borrower shall and shall cause its Subsidiaries, upon the reasonable request of the Agent, to take such actions and to execute and deliver such documents and instruments as the Agent shall require to ensure that the Agent shall, at all times, have received currently effective duly executed Loan Documents encumbering all of the Borrower's and its Subsidiaries' material assets and properties, both tangible and intangible, both personal and real, together with current valuations, appraisals and engineering reports and satisfactory title evidence, including title opinions or title insurance in form and substance reasonably acceptable to the Agent in its reasonable business judgment as to ownership of such assets and properties. If the Agent shall determine that, as of any date, the Borrower shall have failed to comply with the preceding sentences, the Agent may (and at the direction of the Required Lenders, shall) notify the Borrower in writing of such failure and, within 30 days from and after receipt of such written notice by the Borrower, the Borrower shall execute and deliver to the Agent supplemental or additional Loan Documents, in form and substance satisfactory to the Agent and its counsel, securing payment of the Notes and the other Obligations and covering additional assets and properties not then encumbered by any Loan Documents (together with current valuations, engineering reports, appraisals, and title opinions or insurance applicable to the additional assets and properties collaterally assigned, each of which shall be in form and substance satisfactory to the Agent) such that the Agent shall have received currently effective duly executed and perfected Collateral Documents encumbering substantially all of the assets and properties of the Borrower and its Subsidiaries.

     SECTION  VII.1.8  West Shore and Basin Loan Documents. Borrower shall,
                       -----------------------------------
within 120 days of the Effective Date, deliver to the Agent the following:

          (a) executed counterparts of each of the West Shore Guaranty, the West Shore Mortgage, the West Shore Security Agreement, the West Shore Pledge Agreement and the West Shore Subordination, duly executed by the parties thereto, together with the certificates evidencing all of the pledged property pledged pursuant to the West Shore Pledge Agreement which certificates shall in each case be accompanied by undated stock powers duly executed in blank or, if any pledged property pursuant to the West Shore Pledge Agreement are uncertificated securities, confirmation and evidence satisfactory to the Agent that the security interest in such uncertificated securities has been transferred to and perfected by the Agent for the benefit of the Lenders in accordance with Section 8-313 and Section 8-321 of the Uniform Commercial Code, as in effect in the State of New York, and together with executed copies of proper Uniform Commercial Code form UCC-1 financing statements and any related fixture filings as may be necessary, or in the reasonable opinion of the Agent, desirable to effectively create a valid perfected first priority Lien against the properties purported to be covered by any of the foregoing, together with certified copies of Uniform Commercial Code requests for information or copies (form UCC-11) or a similar search report certified by a party acceptable to the Agent, dated a date reasonably near to the date of the effectiveness hereof, listing all effective financing statements which name West Shore (under that name and any previous names) as

     Debtor and which are filed in jurisdictions in which filings were made pursuant to the foregoing, together with copies of such financing statements, none of which shall cover any collateral described in the foregoing.

          (b) executed counterparts of each of a Guaranty from Basin, the Basin Mortgage, and the Basin Security Agreement, duly executed by the parties thereto, and together with executed copies of proper Uniform Commercial Code form UCC-1 financing statements and any related fixture filings as may be necessary, or in the reasonable opinion of the Agent, desirable to effectively create a valid perfected first priority Lien against the properties purported to be covered by any of the foregoing, together with certified copies of Uniform Commercial Code requests for information or copies (form UCC-11) or a similar search report certified by a party acceptable to the Agent, dated a date reasonably near to the date of the effectiveness hereof, listing all effective financing statements which name Basin (under that name and any previous names) as Debtor and which are filed in jurisdictions in which filings were made pursuant to the foregoing, together with copies of such financing statements, none of which shall cover any collateral described in the foregoing.

          (c) legal opinions, each dated the date of the effectiveness hereof or such other date as is acceptable to the Agent and the Lenders and addressed to the Agent and all Lenders, (i) from Barry Spector, counsel to the Borrower and its Subsidiaries, substantially in the form of Exhibit E-1
                                                                 -----------
     hereto, with respect to each document described in Sections 7.1.8(a) and
                                                        -----------------
     (b); (ii) an opinion from Michigan counsel to West Shore, in form and
     ---
     substance and from counsel satisfactory to the Agent; and (iii) an opinion from Michigan counsel to Basin, in form and substance and from counsel satisfactory to the Agent.

          (d) title opinions or mortgagee title policies and other title information covering the properties purported to be covered by the Basin Mortgage and the West Shore Mortgage, all in form and substance and from counsel or title companies satisfactory to the Agent.

     SECTION  VII.1.9  Kenova Tract 2 Title Matters. Borrower shall prior to
                       ----------------------------
March 1, 1998 deliver to the Agent title opinions or mortgagee title policies and other title information covering the properties purported to be covered by the Kenova Mortgage and described as Tract 2 therein, all in form and substance and from counsel or title companies satisfactory to the Agent.

     SECTION  VII.1.10   Access Easement. Borrower shall, within 60 days of the
                         ---------------
Effective Date, deliver to the Agent an executed counterpart of the Access Easement, duly executed by the parties thereto.

     SECTION  VII.1.11   Kenova Tract 1 Title Matters. Borrower shall, within 14
                         ----------------------------
days of the Effective Date, deliver to the Agent the following:

          (a) executed counterparts of a revised partial release executed by Columbia Gas Transmission Corporation, in form and substance satisfactory to the Agent, duly executed by the parties thereto.

          (b) an updated title opinion covering the properties purported to be covered by the Kenova Mortgage and described as Tract 1 therein, all in form and substance and from counsel or title companies satisfactory to the Agent.

          (c) a mortgagee title policy covering the properties purported to be covered by the Kenova Mortgage and described as Tract 1 therein in an insured amount of at least $11,000,000, in form and substance and from title companies satisfactory to the Agent.

     SECTION  VII.1.12  Compliance with Hedging Policy. Borrower shall at all
                        ------------------------------
times comply with, and perform any and all obligations and actions set forth in, the terms and provisions of the Hedging Policy.

     SECTION  VII.2  Negative Covenants. The Borrower agrees with the Agent and
                     ------------------
each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this Section 7.2.
              -----------

     SECTION  VII.2.1  Business Activities. The Borrower will not, and will not
                       -------------------
permit any of its Subsidiaries to, engage in any business activity, except those described in the first recital and such activities as may be incidental or related thereto.

     SECTION  VII.2.2  Indebtedness. The Borrower will not, and will not permit
                       ------------
any of its Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following: (a) Indebtedness in respect of the Loans and other Obligations; (b) until the date of the initial Borrowing, Indebtedness identified in Item 7.2.2(b) ("Indebtedness to be Paid") of the Disclosure
              -------------
Schedule; (c) Indebtedness existing as of the Effective Date which is identified in Item 7.2.2(c) ("Ongoing Indebtedness") of the Disclosure Schedule; (d)
   -------------
Indebtedness in an aggregate principal amount not to exceed $5,000,000 at any time outstanding which is incurred by the Borrower or any of its Subsidiaries to finance its acquisition of an office building at 155 Inverness, Englewood, Colorado; (e) unsecured Indebtedness incurred in the ordinary course of business consisting of open accounts extended by suppliers and customers on normal trade terms in connection with purchases or sales of goods and services, but excluding Indebtedness incurred through the borrowing of money or Contingent Liabilities;
(f) Indebtedness in respect of Capitalized Lease Liabilities to the extent permitted by Section
             -------

7.2.7;(g) other unsecured Indebtedness of the Borrower and its Subsidiaries in
-----
an aggregate amount not to exceed $5,000,000 and (h) Indebtedness between the Borrower and its Subsidiaries and between the Borrower's Subsidiaries provided such Indebtedness is evidenced by a promissory note; provided, however, that no
                                                     --------  -------
Indebtedness otherwise permitted by clauses (d), or (g) shall be permitted if,
                                    -----------     ---
after giving effect to the incurrence thereof, any Default shall have occurred and be continuing.

     SECTION  VII.2.3  Liens. The Borrower will not, and will not permit any of
                       -----
its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except: (a) Liens securing payment of the Obligations, granted pursuant to any Loan Document; (b) Liens securing payment of Indebtedness of the type permitted and described in clause (b) of Section 7.2.2; (c) Liens granted prior to the
                 ----------    -------------
Effective Date to secure payment of Indebtedness of the type permitted and described in clause (c) of Section 7.2.2; (d) Liens granted to secure payment of
             ----------    -------------
Indebtedness of the type permitted and described in clause (d) of Section 7.2.2
                                                    ----------    -------------
and covering only those assets acquired with the proceeds of such Indebtedness;
(e) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books; (f) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books; (g) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds; (h) judgment Liens in existence less than 30 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies; (i) hydrocarbon or natural gas sales contracts liens reserved in customary oil and gas leases for bonus or rental payments, royalties, overriding royalties and joint operating agreements;(j) covenants, restrictions, easements, servitudes, permits, conditions, exceptions, reservations, minor rights, minor encumbrances, minor irregularities in title or conventional rights of reassignment prior to abandonment which do not materially interfere with the occupation, use and enjoyment by the Borrower or any of its Subsidiaries of its respective assets in the ordinary course of business as presently conducted, or materially impair the value thereof for the purpose of such business; and (k) Liens securing Indebtedness and other obligations not to exceed in the aggregate at any time outstanding the difference of $5,000,000 minus the amount of
                                                     -----
indebtedness secured by Liens permitted by the foregoing clause (d).

     SECTION  VII.2.4  Financial Covenants. The Borrower will not permit:
                       -------------------

          (a) Its Tangible Net Worth to be less than $38,000,000 plus 50% of
                                                                 ----
     consolidated net income of the Borrower and its Subsidiaries, if positive, for any calendar quarter, beginning with the calendar quarter beginning on January 1, 1997, and calculated quarterly thereafter based upon positive consolidated net income of the Borrower and its Subsidiaries for each subsequent Fiscal Quarter plus 75% of the proceeds received after January
                               ----
     1, 1997 of the issuance of any Securities (other than securities representing Indebtedness), net of reasonable and customary expenses of issuance thereof, by the Borrower or any of its Subsidiaries (other than by a Subsidiary to the Borrower or another wholly-owned Subsidiary of the Borrower);

          (b) The ratio of its Total Funded Debt to Capitalization expressed as a percentage to be greater than 55% at the end of any Fiscal Quarter.

          (c) The ratio of its Total Funded Debt to Trailing Twelve Month EBITDA to exceed 4:1.

          (d) Its Current Ratio to be less than 1:1 at any time.

     SECTION  VII.2.5  Investments. The Borrower will not, and will not permit
                       -----------
any of its Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except: (a) Investments existing on the Effective Date and identified in Item 7.2.5(a) ("Ongoing Investments") of the
                                 -------------
Disclosure Schedule; (b) Cash Equivalent Investments; (c) without duplication, Investments permitted as Indebtedness pursuant to Section 7.2.2 investments
                                                  -------------
permitted by Section 4.10, by Section 7.2.8 or Section 7.2.14; or (d) in the ordinary course of business, Investments by the Borrower in any of its Subsidiaries which have delivered a Guaranty, or by any such Subsidiary in any of its other Subsidiaries which have delivered a Guaranty, by way of contributions to capital or loans or advances; provided, however, that any
                                               --------  -------
Investment which when made complies with the requirements of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding
          --------------------------
that such Investment if made thereafter would not comply with such requirements; and no Investment otherwise permitted by clause (b) shall be permitted to be
                                         ----------
made if, immediately before or after giving effect thereto, any Default shall have occurred and be continuing.

     SECTION  VII.2.6  Restricted Payments, etc. On and at all times after the
                       ------------------------
Effective Date: (a) the Borrower will not declare, pay or make any dividend or distribution (in cash, property or obligations) on any shares of any class of capital stock (now or hereafter outstanding) of the Borrower or on any warrants, options or other rights with respect to any shares of any class of capital stock (now or hereafter outstanding) of the Borrower (other than dividends or distributions payable in its common stock or warrants to purchase its common stock or splitups or reclassifications of its stock into additional or other shares of its common stock) or apply, or permit any of its Subsidiaries to apply, any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of, or agree or permit any of its Subsidiaries to purchase or redeem, any shares of any class of capital stock (now or hereafter outstanding) of the Borrower, or warrants, options or other rights with respect to any shares of any class of capital stock (now or hereafter outstanding) of the Borrower (i) if a Default or an Event of Default has occurred and is continuing, in excess of $0 or (ii) if a Default or Event of Default is not continuing, in excess in the aggregate for all such actions in (x) calendar year 1997 of $1,800,000 and (y) in any other calendar year of 20% of the Borrower's net income on a consolidated basis for the preceding calendar year; and (b) the Borrower will not, and will not permit any Subsidiary to, make any deposit for any of the foregoing purposes.

     SECTION  VII.2.7  Rental Obligations. The Borrower will not, and will not
                       ------------------
permit any of its Subsidiaries to, enter into at any time any arrangement (excluding oil and gas leases entered into in the ordinary course of business) which does not create a Capitalized Lease Liability and which involves the leasing by the Borrower or any of its Subsidiaries from any lessor of any real or personal property (or any interest therein) including pursuant to any sale-leaseback transaction, except arrangements which, together with all other such arrangements which shall then be in effect, will not require the payment of an aggregate amount of rentals by the Borrower and its Subsidiaries in excess of (excluding escalations resulting from a rise in the consumer price or similar index) $5,000,000 during the full remaining term of such arrangements; provided,
                                                                       --------
however, that any calculation made for purposes of this Section shall exclude
-------
any amounts required to be expended for maintenance and repairs, insurance, taxes, assessments, and other similar charges.

     SECTION  VII.2.8  Consolidation, Merger, etc. The Borrower will not, and
                       --------------------------
will not permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other corporation, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) except (a) any such Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower or any other Subsidiary, and the assets or stock of any Subsidiary may be purchased or otherwise acquired by the Borrower or any other Subsidiary; and (b) so long as no Default has occurred and is continuing or would occur after giving effect thereto, the Borrower or any of its Subsidiaries may purchase all or substantially all of the assets of any Person, or acquire such Person by merger, if the Borrower (if a party to such merger) or such Subsidiary is the survivor of such merger.

     SECTION  VII.2.9  Asset Dispositions, etc. The Borrower will not, and will
                       -----------------------
not permit any of its Subsidiaries to, sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, all or any substantial part of its assets (including capital stock of Subsidiaries) to any Person, unless such sale, transfer, lease, contribution or conveyance is in the ordinary course of its business.

     SECTION  VII.2.10  [Intentionally Omitted.]
                         ---------------------

     SECTION  VII.2.11  Transactions with Affiliates. The Borrower will not, and
                        ----------------------------
will not permit any of its Subsidiaries to, enter into, or cause, suffer or permit to exist any arrangement or contract with any of its other Affiliates unless such arrangement or contract is fair and equitable to the Borrower or such Subsidiary and is an arrangement or contract of the kind which would be entered into by a prudent Person in the position of the Borrower or such Subsidiary with a Person which is not one of its Affiliates.

     SECTION  VII.2.12  Negative Pledges, Restrictive Agreements, etc. The
                        ---------------------------------------------
Borrower will not, and will not permit any of its Subsidiaries to, enter into any agreement (excluding this Agreement, any other Loan Document and any agreement governing any Indebtedness permitted either by clause (b) of Section
                                                         ----------    -------
7.2.2 as in effect on the Effective Date or by clause (d) or clause (f) of
-----                                          ----------    ----------
Section 7.2.2 as to the assets financed with the proceeds of such Indebtedness)
-------------
prohibiting the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired, or the ability of the Borrower or any other Obligor to amend or otherwise modify this Agreement or any other Loan Document or the ability of any Subsidiary to make any payments, directly or indirectly, to the Borrower by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment, directly or indirectly, to the Borrower.

     SECTION  VII.2.13  Transfer of Assets. The Borrower will not, and will not
                        ------------------
permit any of its Subsidiaries to, sell, convey, contribute or transfer any asset (including, without limitation, any sale or assignment with or without recourse of any receivable) whether or not such asset constitutes all or a substantial part of its assets to any Subsidiary or Affiliate of such Person other than in compliance with Section 7.2.11 and, except: (i) retirement of assets in the ordinary course of business; (ii) the sale, conveyance, contribution or transfer of any asset or assets having a fair market value at the time of sale, conveyance, contribution or transfer of $5,000,000 or less in the aggregate for all such sales, conveyances, contributions and transfers in any calendar year; (iii) the sale of inventory in the ordinary course of business, including in connection with hedge agreements or pursuant to long-term contracts; (iv) any conveyance or transfer by a Subsidiary of the Borrower to the Borrower, of the Borrower to a Subsidiary which has executed and delivered a Guaranty or a Subsidiary of the Borrower to another Subsidiary. The foregoing notwithstanding, the Borrower shall not, nor shall the Borrower permit any of its Subsidiaries to, transfer any assets, other than the sale of inventory and payment of trade payables in the ordinary course of business, to any Person pursuant to this Section 7.2.13 if an Event of Default or Default shall have
                 --------------
occurred and be continuing or would otherwise be existing after, or result from, any such transfer.

     SECTION  VII.2.14  Acquisitions. The Borrower will not, nor will it permit
                        ------------
any Subsidiary to, use any of the proceeds of the Loans to purchase or carry any "margin stock"

(as defined in Regulation U) or to make any acquisition except (i) acquisitions not involving "margin stock", where such acquisition shall have been approved or consented to by the board of directors or similar governing entity of the Person being acquired; (ii) acquisitions involving "margin stock" where such acquisitions shall have been approved or consented to by the board of directors or similar governing entity of the Person being acquired; provided such acquisitions are in compliance with Section 6.17 or (iii) acquisitions of not
                                    ------------
more than 5% of the outstanding equity securities of any issuer (except the Borrower), whether or not such securities are "margin stock"; provided that if such securities constitute "margin stock" such acquisitions are in compliance with Sections 4.10 and 6.17 and provided further that if such acquisitions are
     -------------     ----
of the Borrower's stock, such acquisitions are in compliance with Sections 4.10
                                                                  -------------
and 7.2.6.
    -----

                                 ARTICLE VIII

                               EVENTS OF DEFAULT

     SECTION VIII.1    Listing of Events of Default.  Each of the following
                       ----------------------------
events or occurrences described in this Section 8.1 shall constitute an "Event
                                        -----------                      -----
of Default".
----------

     SECTION VIII.1.1  Non-Payment of Obligations.  The Borrower shall default
                       --------------------------
in the payment or prepayment when due of any principal of or interest on any Loan, or the Borrower shall default (and such default shall continue unremedied for a period of five days) in the payment when due of any Commitment Fee or of any other Obligation.

     SECTION VIII.1.2  Breach of Warranty.  Any representation or warranty of
                       ------------------
the Borrower or any other Obligor made or deemed to be made hereunder or in any other Loan Document executed by it or any other writing or certificate furnished by or on behalf of the Borrower or any other Obligor to the Agent or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to Article V) is or
                                                           ---------
shall be incorrect when made in any material respect.

     SECTION VIII.1.3  Non-Performance of Certain Covenants and Obligations.
                       ----------------------------------------------------
The Borrower shall default in the due performance and observance of any of its obligations under Section 7.2 which default continues unremedied for 10 days.
                  -----------

     SECTION VIII.1.4  Non-Performance of Other Covenants and Obligations.
                       --------------------------------------------------
Any Obligor shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to the Borrower by the Agent or any Lender.

     SECTION VIII.1.5  Default on Other Indebtedness.  A default shall occur in
                       -----------------------------
payment when due (subject to any applicable grace period), whether due by acceleration or otherwise, of any Indebtedness (other than Indebtedness described in Section 8.1.1) of the Borrower or any of its Subsidiaries or any other Obligor having a principal amount, individually or in the aggregate, in excess of $2,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.



     SECTION VIII.1.6  Judgments.  Any judgment or order for the payment of
                       ---------
money in excess of $2,000,000 shall be rendered against the Borrower or any of its Subsidiaries and either (a) enforcement proceedings shall have been commenced by any creditor upon such judgment or order; or (b) there shall be any period of 15 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

     SECTION VIII.1.7  Pension Plans.  Any of the following events shall occur
                       -------------
with respect to any Pension Plan (a) the institution of any steps by the Borrower, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Borrower or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $2,000,000; or (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA.

     SECTION VIII.1.8  Control of the Borrower.  Any Change in Control shall
                       -----------------------
occur.

     SECTION VIII.1.9  Bankruptcy, Insolvency, etc.  The Borrower or any of its
                       ---------------------------
Subsidiaries shall (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due; (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any of its Subsidiaries or any property of any thereof, or make a general assignment for the benefit of creditors; (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any of its Subsidiaries or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days, provided that the Borrower, each Subsidiary hereby expressly authorizes the Agent and each Lender to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Borrower or any of its Subsidiaries or any other

Obligor, and, if any such case or proceeding is not commenced by the Borrower or such Subsidiary, such case or proceeding shall be consented to or acquiesced in by the Borrower or such Subsidiary or shall result in the entry of an order for relief or shall remain for 60 days undismissed, provided that the Borrower, each Subsidiary hereby expressly authorizes the Agent and each Lender to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; or (e) take any corporate or partnership action authorizing, or in furtherance of, any of the foregoing.

     SECTION VIII.1.10  Impairment of Security, etc.  Except as a direct result
                        ---------------------------
of the acts or omissions of the Agent or any Lender, any Loan Document, or any Lien granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto; the Borrower, any other Obligor or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or for a period of ten days following the earlier of the date the Borrower has knowledge thereof or the Borrower receives notice from the Agent or any Lender thereof, any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien, subject only to those exceptions expressly permitted by such Loan Document.

     SECTION VIII.1.11  Default Under Material Agreement.  The Borrower or any
                        --------------------------------
of its Subsidiaries shall default in or breach the performance or observance of any provision of any material contract or agreement to which it is a party or it or its property is bound if such default or breach could result in the opinion of the Agent and the Required Lenders in a Material Adverse Effect and if such default or breach is not cured within 30 days of the Borrower's knowledge of such breach or default.

     SECTION VIII.1.12  Non-Performance of Certain Covenants and Obligations.
                        ----------------------------------------------------
The Borrower shall default in the due performance and observance of any of its obligations under Sections 7.1.8, 7.1.9, 7.1.10 and 7.1.11.
                  --------------  -----  ------     ------

     SECTION VIII.2     Action if Bankruptcy.  If any Event of Default described
                        --------------------
in clauses (a) through (d) of Section 8.1.9 shall occur with respect to the
   -----------         ---    -------------
Borrower or any Obligor, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand.

     SECTION VIII.3     Action if Other Event of Default.  If any Event of
                        --------------------------------
Default (other than any Event of Default described in clauses (a) through (d) of
                                                      -----------         ---
Section 8.1.9 with respect to the Borrower or any other Obligor) shall occur for
-------------
any reason, whether voluntary or involuntary, and be continuing, the Agent, upon the direction of the Required Lenders, shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the

Loans and other Obligations to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate.


                                 ARTICLE IX

                                 THE AGENT

     SECTION IX.1  Actions.  Each Lender hereby appoints BMO as its Agent under
                   -------
and for purposes of this Agreement, the Notes and each other Loan Document. Each Lender authorizes the Agent to act on behalf of such Lender under this Agreement, the Notes and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Agent (with respect to which the Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Agent, pro
                                                                             ---
rata according to such Lender's Percentage, from and against any and all
----
liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Agent in any way relating to or arising out of this Agreement, the Notes and any other Loan Document, including reasonable attorneys' fees, and as to which the Agent is not reimbursed by the Borrower; provided, however, that no Lender shall be liable for the payment of any portion
--------  -------
of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the Agent's gross negligence or wilful misconduct. The Agent shall not be required to take any action hereunder, under the Notes or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Notes or any other Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Agent shall be or become, in the Agent's determination, inadequate, the Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

     SECTION IX.2  Funding Reliance, etc.  Unless the Agent shall have been
                   ---------------------
notified by telephone, confirmed in writing, by any Lender by 10:30 p.m., Chicago time, on the day of a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Agent may assume that such Lender has made such amount available to the Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Agent, such Lender and the

Borrower severally agree to repay the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Agent made such amount available to the Borrower to the date such amount is repaid to the Agent, at the Federal Funds Rate applicable at the time.

     SECTION IX.3  Exculpation.  Neither the Agent nor any of its directors,
                   -----------
officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by the Borrower of its obligations hereunder or under any other Loan Document. Any such inquiry which may be made by the Agent shall not obligate it to make any further inquiry or to take any action. The Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Agent believes to be genuine and to have been presented by a proper Person.

     SECTION IX.4  Successor.  The Agent may resign as such at any time upon at
                   ---------
least 30 days' prior notice to the Borrower and all Lenders. If the Agent at any time shall resign, the Required Lenders may appoint another Lender as a successor Agent which shall thereupon become the Agent hereunder. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the retiring Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as the Agent, the provisions of (a) this Article IX shall
                                                               ----------
inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement; and (b) Section 10.3 and Section 10.4
                                               ------------     ------------
shall continue to inure to its benefit.

     SECTION IX.5  Loans by BMO.  BMO shall have the same rights and powers with
                   ------------
respect to (x) the Loans made by it or any of its Affiliates, and (y) the Notes held by it or any of its Affiliates as any other Lender and may exercise the same as if it were not the Agent.

BMO and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if BMO were not the Agent hereunder.

     SECTION IX.6  Credit Decisions.  Each Lender acknowledges that it has,
                   ----------------
independently of the Agent and each other Lender, and based on such Lender's review of the financial information of the Borrower, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of the Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

     SECTION IX.7  Copies, etc.  The Agent shall give prompt notice to each
                   -----------
Lender of each notice or request required or permitted to be given to the Agent by the Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by the Borrower). The Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Agent from the Borrower for distribution to the Lenders by the Agent in accordance with the terms of this Agreement.


                                   ARTICLE X

                           MISCELLANEOUS PROVISIONS

     SECTION X.1   Waivers, Amendments, etc.  The provisions of this Agreement
                   ------------------------
and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; provided, however, that no such
                                          -----------------
amendment, modification or waiver which would: (a) modify any requirement hereunder that any particular action be taken by all the Lenders or by the Required Lenders shall be effective unless consented to by each Lender; (b) modify this Section 10.1, change the definition of "Required Lenders", increase
            ------------                            ----------------
any Commitment Amount or the Percentage of any Lender, reduce any fees described in Article III, change the schedule of reductions to the Commitments provided
   -----------
for in Section 2.2.2, release any collateral security, except as otherwise
       -------------
specifically provided in any Loan Document or extend any Commitment Termination Date shall be made without the consent of each Lender and each holder of a Note;
(c) extend the due date for, or reduce the amount of, any scheduled repayment or prepayment of principal of or interest on any Loan (or reduce the principal amount of or rate of interest on any Loan) shall be made without the consent of the holder of that Note evidencing such Loan; or (d) affect adversely the interests, rights or obligations of the Agent qua the Agent shall be made without consent of the
                         ---
Agent. No failure or delay on the part of the Agent, any Lender or the holder of any Note in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Agent, any Lender or the holder of any Note under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

     SECTION X.2  Notices.  All notices and other communications provided to any
                  -------
party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address, Telex or facsimile number set forth below its signature hereto or set forth in the Lender Assignment Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.

     SECTION X.3  Payment of Costs and Expenses.  The Borrower agrees to pay
                  -----------------------------
within 10 days of demand all reasonable expenses of the Agent (including the fees and out-of-pocket expenses of counsel to the Agent and of local counsel, if any, who may be retained by counsel to the Agent) in connection with the negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated, the filing, recording, refiling or rerecording of any mortgage, any pledge agreement and any Security Agreement and/or any Uniform Commercial Code financing statements relating thereto and all amendments, supplements and modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or of any mortgage, any pledge agreement or any security agreement, and the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document.

The Borrower further agrees to pay, and to save the Agent and the Lenders harmless from all liability for, any stamp or other similar taxes which may be payable in connection with the execution or delivery of this Agreement, the borrowings hereunder, or the issuance of the Notes or any other Loan Documents. The Borrower also agrees to reimburse the Agent and each Lender upon demand for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses) incurred by the Agent or such Lender in connection with the enforcement of any Obligations.

     SECTION X.4  Indemnification.  In consideration of the execution and
                  ---------------
delivery of this Agreement by each Lender and the extension of the Commitments, the Borrower hereby indemnifies, exonerates and holds the Agent and each Lender and each of their respective officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless from and against any
                    -------------------
and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the Indemnified
                    -----------------------
Parties or any of them as a result of, or arising out of, or relating to (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan; (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties;
(c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by the Borrower or any of its Subsidiaries of all or any portion of the stock or assets of any Person, whether or not the Agent or such Lender is party thereto; (d) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the Release by the Borrower or any of its Subsidiaries of any Hazardous Material; or (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by the Borrower or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental
Law), regardless of whether caused by, or within the control of, the Borrower or such Subsidiary, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct.

     SECTION X.5  Survival.  The obligations of the Borrower under Sections 4.3,
                  --------                                         ------------
4.4, 4.5, 4.6, 10.3 and 10.4, and the obligations of the Lenders under Section
---  ---  ---  ----     ----                                           -------
9.1, shall in each case survive any termination of this Agreement, the payment
---
in full of all Obligations and the termination of all Commitments. The representations and warranties made by each Obligor in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

     SECTION X.6  Severability.  Any provision of this Agreement or any other
                  ------------
Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION X.7     Headings.  The various headings of this Agreement and of
                     --------
each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

     SECTION X.8     Execution in Counterparts, Effectiveness, etc.  This
                     ---------------------------------------------
Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the Borrower and the Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower and each Lender (or notice thereof satisfactory to the Agent) shall have been received by the Agent and notice thereof shall have been given by the Agent to the Borrower and each Lender.

     SECTION X.9     Governing Law; Entire Agreement.  THIS AGREEMENT, THE NOTES
                     -------------------------------
AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Agreement, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

     SECTION X.10    Successors and Assigns.  This Agreement shall be binding
                     ----------------------
upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that: the Borrower may not assign or
                        --------  -------
transfer its rights or obligations hereunder without the prior written consent of the Agent and all Lenders; and the rights of sale, assignment and transfer of the Lenders are subject to Section 10.11.
                           -------------

     SECTION X.11    Sale and Transfer of Loans and Notes; Participations in
                     -------------------------------------------------------
Loans and Notes.  Each Lender may assign, or sell participations in, its Loans
---------------
and Commitments to one or more other Persons in accordance with this Section
                                                                     -------
10.11.
-----

     SECTION X.11.1  Assignments.  Any Lender, (a) with the written consents of
                     -----------
the Borrower and the Agent (which consents shall not be unreasonably delayed or withheld and which consent, in the case of the Borrower, shall be deemed to have been given in the absence of a written notice delivered by the Borrower to the Agent, on or before the fifth Business Day after receipt by the Borrower of such Lender's request for consent, stating, in reasonable detail, the reasons why the Borrower proposes to withhold such consent) may at any time assign and delegate to one or more commercial banks or other financial institutions, and (b) with notice to the Borrower and the Agent, but without the consent of the Borrower or the Agent, may assign and delegate to any of its Affiliates or to any other Lender (each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Lender"), all or any
                   ---------------
fraction of such Lender's total Loans and Commitments (which assignment and delegation shall be of a constant, and not a varying, percentage of all the assigning Lender's Loans and Commitments) in a minimum aggregate amount of $5,000,000; provided, however, that any such Assignee Lender will comply, if
            --------  -------
applicable, with the provisions contained in the last sentence of Section 4.6
                                                                  -----------
and further, provided, however, that, the Borrower, each other Obligor and the
    -------  --------  -------
Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee Lender until (c) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Borrower and the Agent by such Lender and such Assignee Lender, (d) such Assignee Lender shall have executed and delivered to the Borrower and the Agent a Lender Assignment Agreement, accepted by the Agent, and (e) the processing fees described below shall have been paid. From and after the date that the Agent accepts such Lender Assignment Agreement, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Within five Business Days after its receipt of notice that the Agent has received an executed Lender Assignment Agreement, the Borrower shall execute and deliver to the Agent (for delivery to the relevant Assignee Lender) new Notes evidencing such Assignee Lender's assigned Loans and Commitments and, if the assignor Lender has retained Loans and Commitments hereunder, replacement Notes in the principal amount of the Loans and Commitments retained by the assignor Lender hereunder (such Notes to be in exchange for, but not in payment of, those Notes then held by such assignor Lender). Each such Note shall be dated the date of the predecessor Notes. The assignor Lender shall mark the predecessor Notes "exchanged" and deliver them to the Borrower. Accrued interest on that part of the predecessor Notes evidenced by the new Notes, if any, shall be paid as provided in the Lender Assignment Agreement. Accrued interest on that part of the predecessor Notes evidenced by the replacement Notes shall be paid to the assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Notes and in this Agreement. Such assignor Lender or such Assignee Lender must also pay a processing fee to the Agent upon delivery of any Lender Assignment Agreement in the amount of $2,000. Any attempted assignment and delegation not made in accordance with this Section
                                                                         -------
10.11.1 shall be null and void.
-------

     SECTION X.11.2  Participations.  Any Lender may at any time sell to one
                     --------------
or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "Participant") participating interests in
                                     -----------
any of the Loans, Commitments, or other interests of such Lender hereunder; provided, however, that (a) no participation
--------  -------
contemplated in this Section 10.11 shall relieve such Lender from its
                     -------------
Commitments or its other obligations hereunder or under any other Loan Document,
(b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations, (c) the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents, (d) no Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in clause (b) or (c) of Section 10.1, and (e) the Borrower shall not be required
   ----------    ---    ------------
to pay any amount under Section 4.6 that is greater than the amount which it
                        -----------
would have been required to pay had no participating interest been sold. Subject to the above, the Borrower acknowledges and agrees that each Participant, for purposes of Sections 4.3, 4.4, 4.5, 4.6, 4.8, 10.3 and 10.4, shall be considered
            ------------  ---  ---  ---  ---  ----     ----
a Lender.

     SECTION X.12  Other Transactions.  Nothing contained herein shall preclude
                   ------------------
the Agent or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby.

     SECTION X.13  Forum Selection and Consent to Jurisdiction.  ANY LITIGATION
                   -------------------------------------------
BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE BORROWER MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     SECTION X.14  Waiver of Jury Trial.  THE AGENT, THE LENDERS AND THE
                   --------------------
BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE BORROWER. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

     SECTION X.15  Confidentiality.  Each Lender and the Agent agrees to use
                   ---------------
reasonable commercial efforts not to disclose without the prior written consent of the Borrower (other than to their employees, auditors or counsel or to another Lender if the Lender or such Lender's holding or parent company or the Agent in its sole discretion determines that any such party should have access to such information) any confidential information with respect to the Borrower or any Subsidiary which is furnished pursuant to this Agreement, provided, that
                                                                 --------
any Lender and the Agent may disclose any such information (a) as has become generally available to the public, (b) as may be required or appropriate in any report, statement or testimony submitted to any municipal, provincial, state or Federal regulatory body having or claiming to have jurisdiction over such Lender or the Agent or to the Federal Reserve Board, Bank of Canada, the Office of the Superintendent of Financial Institutions, Canada Deposit Insurance Corporation, the Federal Deposit Insurance Corporation, National Association of Insurance Commissioners or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Lender or the Agent, and (e) to any Affiliate of such Lender or Agent.

     A Lender may furnish any publicly available information concerning the Borrower or any of its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants) without the consent of the Borrower. Nonpublic information concerning the Borrower or any of its Subsidiaries shall not be furnished by any Lender to assignees and participants (including prospective assignees and participants) without the prior written consent of the Borrower, which consent shall not be unreasonably withheld or delayed.

     SECTION X.16  Releases.  If all outstanding Loans and other Obligations
                   --------
have
been indefeasibly paid in full and no Letters of Credit are outstanding and the Commitment Amounts have terminated or have been reduced to zero pursuant to
Section 2.2, the Agent agrees to, and the Lenders hereby instruct the Agent to,
-----------
at the Borrower's expense, execute such releases of the Collateral Documents as the Borrower shall reasonably request and this Agreement shall be deemed terminated except that such termination shall not relieve Borrower of any obligation to make any payments to the Agent or any Lender required by any Loan Document to the extent accruing, or relating to an event occurring, prior to such termination.

                     [SIGNATURES BEGIN ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.



                                MARKWEST HYDROCARBON, INC.


                                By:  /s/  Gerry Tywoniuk
                                   -------------------------------------
                                Name:     Gerry Tywoniuk
                                Title:    Vice President of Finance

                                Address:  5613 DTC Parkway, Suite 400
                                          Englewood, Colorado 80111

                                Facsimile No.:  (303) 290-8769
                                Telephone No:   (303) 290-8700

                                Attention:      Chief Financial Officer

                                BANK OF MONTREAL, acting through its
                                U.S. branches and agencies, as AGENT


                                By:   /s/ Donald G. Skipper
                                   ---------------------------------------
                                Name:     Donald G. Skipper
                                Title:    Director

                                Address:        115 S. LaSalle Street
                                                Chicago, Illinois 60603

                                Facsimile No.:
                                                --------------------------
                                Telephone No:
                                                --------------------------

                                Attention:
                                                --------------------------

                                With a copy to:

                                Address:        700 Louisiana, Suite 4400
                                                Houston, Texas 77002

                                Facsimile No.:  (713) 223-4007
                                Telephone No.:
                                                -------------------------

                                Attention:      -------------------------

              PERCENTAGE                    LENDERS
              ----------                    -------

                 72.7%                      BANK OF MONTREAL


                                            By:   /s/ Donald G. Skipper
                                               ---------------------------------
                                            Name:     Donald G. Skipper
                                            Title:    Director

                                            Domestic
                                            Office:   115 S. LaSalle
                                                      Chicago, Illinois 60603

                                            Facsimile No.:
                                                          ----------------------
                                            Telephone No.:
                                                          ----------------------

                                            Attention:
                                                          ----------------------


                                            LIBOR
                                            Office:   115 S. LaSalle
                                                      Chicago, Illinois 60603

                                            Facsimile No.:
                                                          ----------------------
                                            Telephone No.:
                                                          ----------------------

                                            Attention:
                                                          ----------------------


                                            With a copy to:

                                            Address:  700 Louisiana, Suite 4400
                                                      Houston, Texas 77002

                                            Facsimile No.:  (713) 223-4007
                                            Telephone No.:
                                                          ----------------------

                                            Attention:
                                                          ----------------------

             27.3%              NATIONSBANK OF TEXAS, N.A.


                                By: /s/ David Rubenking
                                   -----------------------------------
                                Name:      David Rubenking
                                Title:     Senior Vice President

                                Domestic
                                Office:
                                               ---------------------------
                                               ---------------------------

                                Facsimile No.:
                                               ---------------------------
                                Telephone No.:
                                               ---------------------------

                                Attention:
                                               ---------------------------

                                LIBOR
                                Office:
                                               ---------------------------
                                               ---------------------------

                                Facsimile No.:
                                               ---------------------------
                                Telephone No.:
                                               ---------------------------

                                Attention:
                                               ---------------------------
             ____

             100%
             ====

                                                                      SCHEDULE I



                              DISCLOSURE SCHEDULE
                              -------------------



ITEM 6.7 LITIGATION
-------------------

The following is provided for information purposes only, and is not expected, singly or in aggregate, to have or may reasonably be expected to have a Material Adverse Effect.

     1. Arbitration proceedings initiated by MarkWest against Michigan Energy Company and other parties (AAA #771800000497). This also includes the action pending in the District Court of Harris County, Texas, Case #97-25629 under which certain parties to the arbitration demand our seeking to enjoin arbitration with respect to them.

     2. "Deficiency Notice" sent by Michigan Energy Company dated May 22, 1997, in of which Michigan Energy Company asserts certain deficiencies in the operations of West Shore Processing Company, LLC by MarkWest Michigan, Inc. Although no action has been commenced in regard to this notice, should MEC not be satisfied with the responses of MarkWest, MEC has the right commence arbitration proceedings.

     3. Civil action #96-C-214 in the Circuit Court of Wayne County, West Virginia under which Alloyd Insulation Company, Inc. seeks to foreclose a mechanics lien on the Kenova Plant. Included is the contract between MarkWest and its contractor, T.H. Russell under which Russell agrees to indemnify MarkWest against these types of claims. Bonds from T. H. Russell and from Ross Brothers Construction Co. (the sub-contractor of T.H. Russell), to protect MarkWest, and Ross Brothers Construction Co. has agreed to defend MarkWest in that action.

     4. Civil action #97-C-69 in the Circuit Court of Putnam County, West Virginia under which Clyde R. Ingram asserts a cause of action against Ashland, Inc. and Seacrist Fuels, Inc. MarkWest is not yet named in this action, but has been advised by Seacrist Fuels, Inc., that is may seek to have MarkWest joined as a defendant. This action is for damages resulting from injuries involving propane, which the plaintiff claims was supplied by Ashland. Seacrist Fuels claims the propane was supplied by MarkWest. The attorney for Seacrist Fuels has indicated that the monetary amount at issue is in the range of $10,000.00.

ITEM 6.8 EXISTING SUBSIDIARIES
------------------------------

                                                                Business
                                                                --------
Name         State of Incorporation         Ownership %         Description
----         ----------------------         -----------         -----------


                              Schedule I - Page 1

MarkWest Michigan, Inc.      Colorado      100%               Owns interests in
                                                              Michigan core area

MarkWest Resources, Inc.     Colorado      100%               Exploration &
                                                              production

Westshore Processing         Michigan      60%                Processing and
Company, L.L.C.                                               marketing

Basin Pipeline Limited       Michigan      98% by westshore   Pipeline
Liability Company                          (above), 1.2% by
                                           MarkWest Michigan
                                           (above)

155 Inverness, Inc.          Colorado      100%               To own an office
                                                              building, closing
                                                              July 1, 1997


  ITEM 6.11 EMPLOYEE BENEFIT PLANS
  --------------------------------

  None

  ITEM 6.13 CLAIMS AND LIABILITIES
  --------------------------------

  The following is provided for information purposes only, and is not expected, singly or in aggregate, to have or may reasonably be expected to have a Material Adverse Effect.

     1. There is a gas measurement difference with Columbia Gas Transmission Company in the approximate amount of 500,000 mmbtu (as of May 31, 1997), which if resolved in favor of Columbia has a current value of approximately $1.1 million. The Borrower believes its measurements are correct, and that there is no liability.

     2. There are disputed gas measurement matters relating to a previous owner of Basin Pipeline Limited Liability Company for approximately 150,000 mmbtu, with a current value of $330,000. No claims have been made against Basin Pipeline Limited Liability Company or West Shore Processing Company L.L.C.

  ITEM 6.16 ENVIRONMENTAL MATTERS
  -------------------------------

  The following is provided for information purposes only, and is not expected, singly or in aggregate, to have or may reasonably be expected to have a Material Adverse Effect.


                              Schedule I - Page 2

     1. Columbia Hydrocarbon Inc. remediated an issue concerning cooling tower blowdown water containing the biocide "penta-chrome 17" following the Borrower's acquisition of Siloam, pursuant to the Purchase and Sale Agreement dated March 10, 1988.

     2. At the 1988 date of purchase of Siloam, environmental testing indicated the presence of phenols in ground water, a result of migration from a former phenol manufacturing site upriver, not from MarkWest or its predecessor activities. No action has been taken towards MarkWest to this date, and is not anticipated.

     3. Under the Purchase and Demolition Agreement - Remaining Premises between Columbia Gas Transmission Company and the Borrower, the Borrower is liable for the first $600,000 in remediation costs, and Columbia is liable for any amounts in excess of that amount. A baseline assessment is in progress by Columbia.

     4. Pursuant to the proposed purchase of Cobb land and Boldman land, environmental assessments are in progress by Columbia.

ITEM 7.2.2 (b) INDEBTEDNESS TO BE PAID
--------------------------------------

Creditor                                  Outstanding Principal Amount
--------                                  ----------------------------

None                                      None

ITEM 7.2.2 (C)  ONGOING INDEBTEDNESS
------------------------------------

Creditor                                  Outstanding Principal Amount
--------                                  ----------------------------

Dow Chemical Company by West Shore        $275,158 (as of May 31, 1997)
Processing, L.L.C.

Gas Compression Finance by Basin          $79,010 (as of May 31, 1997)
Pipeline L.L.C.

ITEM 7.2.5 (A) INVESTMENTS
--------------------------

Non-recourse loan between West Shore Processing Company, L.L.C. ("lender") and Michigan Production Company, L.L.C. ("borrower"), interest accruing at 5.98%, principal ($9,381,424 at May 31, 1997) and accrued interest ($218,735 at March 31, 1997) to be repaid by transfer of borrower's pipeline to lender or lender's designee.

Subsidiaries of the Borrower are listed above.


                              Schedule I - Page 3

                              Schedule I - Page 4

                                     NOTE


$___________                                                   ___________, 1997

     FOR VALUE RECEIVED, the undersigned, MARKWEST HYDROCARBON, INC., an Delaware corporation (the "Borrower"), promises to pay to the order of
                           --------
__________________ (the "Lender") on June 20, 2003 the principal sum of
                       ------
__________________ DOLLARS ($___________) or, if less, the aggregate unpaid principal amount of all Reducing Loans shown on the schedule attached hereto (and any continuation thereof) made by the Lender pursuant to that certain Amended and Restated Credit Agreement, dated as of June 20, 1997 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower, BANK OF MONTREAL, as
                   ----------------
Agent, and the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto.

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

     Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Agent pursuant to the Credit Agreement.

     This Note is one of the Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement. This Note is given in extension and renewal of (i) each of the Working Capital Notes, dated October 8, 1996, in an aggregate principal amount of $7,500,000 executed by the Borrower in connection with the Original Working Capital Loan Agreement and (ii) each of the Notes, dated October 8, 1996, in an aggregate principal amount of $40,000,000 executed by the Borrower in connection with the Original Loan Agreement.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

     THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

MARKWEST HYDROCARBON, INC.

                                        By____________________________________
                                        Name:
                                        Title:

                     REDUCING LOANS AND PRINCIPAL PAYMENTS


------------------------------------------------------------------------------------------------------------------------------------
                  Amount of
                  Revolving                              Amount of               Unpaid
                  Loan Made                              Principal              Principal
               or Reducing Loan                           Repaid                 Balance
                                      Interest
               ----------------------          --------------------------------------------
               Base       LIBO       Period (if        Base     LIBO         Base       LIBO            Notation
Date           Rate       Rate       applicable)       Rate     Rate         Rate       Rate       Total       Made By
-------------------       ----       -----------       ----     -----        ----       ------------------------------


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


                                                                       EXHIBIT B


                               BORROWING REQUEST



Bank of Montreal
[Address]

Attention:  [Name]
            [Title]


                          MARKWEST HYDROCARBON, INC.
                          --------------------------

Gentlemen and Ladies:

     This Borrowing Request is delivered to you pursuant to Section 2.3 of the
                                                            -----------
Amended and Restated Credit Agreement, dated as of June 20, 1997 together with all amendments, if any, from time to time made thereto, the "Credit Agreement"),
                                                             ----------------
among MarkWest Hydrocarbon, Inc., a Delaware corporation (the "Borrower"),
                                                               --------
certain financial institutions and Bank of Montreal (the "Agent").  Unless
                                                          -----
otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     The Borrower hereby requests that a [Reducing Loan] [Revolving Loan] be made in the aggregate principal amount of $__________ on __________, 19___ as a [LIBO Rate Loan having an Interest Period of _______ months] [Base Rate Loan].

     The Borrower hereby acknowledges that, pursuant to Section 5.2.2 of the
                                                        -------------
Credit Agreement, each of the delivery of this Borrowing Request and the acceptance by the Borrower of the proceeds of the Loans requested hereby constitute a representation and warranty by the Borrower that, on the date of such Loans, and before and after giving effect thereto and to the application of the proceeds therefrom, all statements set forth in Section 5.3.1 are true and
                                                    -------------
correct in all material respects.

     The Borrower agrees that if prior to the time of the Borrowing requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Agent. Except to the extent, if any, that prior to the time of the Borrowing requested hereby the Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Borrowing as if then made.

     Please wire transfer the proceeds of the Borrowing to the accounts of the following persons at the financial institutions indicated respectively:

                      Person to be Paid
Amount to be       -----------------------        Name, Address,
Transferred        Name        Account No.        etc. of Lender
-----------        ----        -----------        --------------

$___________       __________   __________        ________________________

                                                  ________________________

                                                  Attention:______________


$___________       __________   __________        ________________________

                                                  ________________________

                                                  Attention:______________

Balance of         The Borrower __________        ________________________
such proceeds
                                                  ________________________

                                                  Attention:______________

     The Borrower has caused this Borrowing Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Officer this ___ day of ___________, 19___.


                                              MARKWEST HYDROCARBON, INC.



                                              By__________________________
                                              Name:
                                              Title:

                                                                       EXHIBIT C

                        CONTINUATION/CONVERSION NOTICE


Bank of Montreal
[Address]

Attention:  [Name]
            [Title]

                          MARKWEST HYDROCARBON, INC.
                          --------------------------

Gentlemen and Ladies:

     This Continuation/Conversion Notice is delivered to you  pursuant to
Section 2.4 of the Amended and Restated Credit Agreement, dated as of June 20, 1997 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among MarkWest Hydrocarbon, Inc., a Delaware corporation
 ----------------
(the "Borrower"), certain financial institutions and Bank of Montreal, (the
      --------
"Agent").  Unless otherwise defined herein or the context otherwise requires,
 -----
terms used herein have the meanings provided in the Credit Agreement.



     The Borrower hereby requests that on ____________, 19___,

          (1) $___________ of the presently outstanding principal amount of the [Revolving Loans] [Reducing Loans] originally made on __________, 19___ [and $__________ of the presently outstanding principal amount of the [Revolving Loans] [Reducing Loans] originally made on __________, 19___],

          (2) and all presently being maintained as *[Base Rate Loans][LIBO Rate Loans],

          (3)  be [converted into] [continued as],

          (4) [LIBO Rate Loans having an Interest Period of ______ months] [Base Rate Loans].

-------------------------
*  Select appropriate interest rate option


                              Exhibit C - Page 1

The Borrower hereby: (a) certifies and warrants that no Default has occurred and is continuing; and (b) agrees that if prior to the time of such continuation or conversion any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Agent.

Except to the extent, if any, that prior to the time of the continuation or conversion requested hereby the Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed to be certified at the date of such continuation or conversion as if then made.

     The Borrower has caused this Continuation/Conversion Notice to be executed and delivered, and the certification and warranties contained herein to be made, by its Authorized Officer this ___ day of _________, 19___.


                                       MARKWEST HYDROCARBON, INC.


                                       By__________________________________
                                       Name:
                                       Title:


                              Exhibit C - Page 2

                                                                       EXHIBIT D


                          LENDER ASSIGNMENT AGREEMENT


To:  MarkWest Hydrocarbon, Inc.


To:  Bank of Montreal
     as the Agent


                          MARKWEST HYDROCARBON, INC.
                          --------------------------

Gentlemen and Ladies:

     We refer to clause (d) of Section 10.11.1 of the Amended and Restated
                 ----------    ---------------
Credit Agreement, dated as of June 20, 1997 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among MarkWest Hydrocarbon, Inc., a Delaware (the
 ----------------
"Borrower"), the various financial institutions (the "Lenders") as are, or shall
 --------                                             -------
from time to time become, parties thereto, and Bank of Montreal, as agent (the "Agent") for the Lenders. Unless otherwise defined herein or the context
 -----
otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     This agreement is delivered to you pursuant to clause (d) of Section
                                                    ----------    -------
10.11.1 of the Credit Agreement and also constitutes notice to each of you,
-------
pursuant to clause (c) of Section 10.11.1 of the Credit Agreement, of the
            ----------    ---------------
assignment and delegation to _______________ (the "Assignee") of ___% of the
                                                   --------
Loans and Commitments of _____________ (the "Assignor") outstanding under the
                                             --------
Credit Agreement on the date hereof. After giving effect to the foregoing assignment and delegation, the Assignor's and the Assignee's Percentages for the purposes of the Credit Agreement are set forth opposite such Person's name on the signature pages hereof.

     [Add paragraph dealing with accrued interest and fees with respect to Loans assigned.]

     The Assignee hereby acknowledges and confirms that it has received a copy of the Credit Agreement and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Loans thereunder. The Assignee further confirms and agrees that in becoming a Lender and in making its Commitments and Loans under the Credit Agreement, such actions have and will be made without recourse to, or representation or warranty by the Agent.

     Except as otherwise provided in the Credit Agreement, effective as of the date of


                              Exhibit D - Page 1
acceptance hereof by the Agent

          (b) the Assignee (i) shall be deemed automatically to have become a party to the Credit Agreement, have all the rights and obligations of a "Lender" under the Credit Agreement and the other Loan Documents as if it were an original signatory thereto to the extent specified in the second paragraph hereof; and (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents as if it were an original signatory thereto; and

          (c) the Assignor shall be released from its obligations under the Credit Agreement and the other Loan Documents to the extent specified in the second paragraph hereof.

     The Assignor and the Assignee hereby agree that the [Assignor] [Assignee] will pay to the Agent the processing fee referred to in Section 10.11.1 of the
                                                        ---------------
Credit Agreement upon the delivery hereof.

     The Assignee hereby advises each of you of the following administrative details with respect to the assigned Loans and Commitments and requests the Agent to acknowledge receipt of this document:

          (A)  Address for Notices:

                    Institution Name:

                    Attention:

                    Domestic Office:

                    Telephone:

                    Facsimile:

                    LIBOR Office:

                    Telephone:

                    Facsimile:

          (B)  Payment Instructions:

     The Assignee agrees to furnish the tax form required by the last sentence of Section 4.6 (if so required) of the Credit Agreement no later than the date
   -----------
of acceptance hereof by the Agent.


                              Exhibit D - Page 2

     This Agreement may be executed by the Assignor and Assignee in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Adjusted Percentage                             [ASSIGNOR]
-------------------                             ----------
Revolving Loan Commitment
      and
Revolving Loans:           __%

Reducing Loan
 Commitment
      and
Reducing Loans:            __%

                                        By:_____________________________
                                        Name:
                                        Title:

Percentage                                      [ASSIGNEE]
----------                                      ----------
Revolving Loan Commitment
  and
Revolving Loans:           __%

Reducing Loan
 Commitment
  and
Reducing Loans:            __%

                                        By:_____________________________
                                        Name:
                                        Title:

Accepted and Acknowledged
this __ day of _______, 19__

Bank of Montreal,
 as Agent


By:_________________________
Name:
Title:


                              Exhibit D - Page 3

                                                                     EXHIBIT E-1

                     FORM OF LEGAL OPINION OF BARRY SPECTOR
                     --------------------------------------

                                [To be attached]



                             Exhibit E-1 - Page 1

                                                                     EXHIBIT E-2

                  FORM OF LEGAL OPINION OF MCBRAYER, MCGINNIS,
                  --------------------------------------------
                               LESLIE & KIRKLAND
                               -----------------

                                [To be attached]



                             Exhibit E-2 - Page 1

                                                                     EXHIBIT E-3

                     FORM OF LEGAL OPINION OF AULT & MAIER
                     -------------------------------------

                                [To be attached]



                             Exhibit E-3 - Page 1

                                                                     EXHIBIT E-4

                FORM OF LEGAL OPINION OF HARDIN, DAWSON & TERRY
                -----------------------------------------------

                                [To be attached]




                             Exhibit E-4 - Page 1

                                                                     EXHIBIT E-5

                  FORM OF LEGAL OPINION OF BOWLES RICE MCDAVID
                  --------------------------------------------
                             GRAFF & LOVE, P.L.L.C.
                             ----------------------

                                [To be attached]




                             Exhibit E-5 - Page 1

                                                                       EXHIBIT F

                        FORM OF COMPLIANCE CERTIFICATE
                        ------------------------------

          The undersigned hereby certifies that he is the chief financial Authorized Officer of MARKWEST HYDROCARBONS, INC., a Colorado corporation (the "Borrower"), that he has knowledge of the facts stated herein, and that as such
---------
he is authorized to execute this certificate. With reference to the Credit Agreement, dated as of June 20, 1997 (together with all amendments or supplements thereto being the "Credit Agreement") among the Borrower, the
                               ----------------
Lenders which are or become party thereto, and BANK OF MONTREAL, as Agent for the Lenders (the "Agent"), the undersigned represents and warrants as follows
                  -----
(each capitalized term used herein having the same meaning given to it in the Credit Agreement unless otherwise specified):

          IV   The representations and warranties on the part of the Borrower contained in the Credit Agreement or any other Loan Document were true and correct when made, and are repeated at and as of the time of delivery hereof and are true and correct at and as of the time of delivery hereof, except to the extent such representations and warranties are expressly limited to an earlier date.

          V    No Default or any Event of Default has occurred and is
     continuing.

          VI   Since June ___, 1997, there has been no Material Adverse Effect with respect to the Borrower or any of its Subsidiaries.

          VII Borrower is in compliance with Section 7.2.4 of the Credit Agreement as of the end of the fiscal quarter ending ________________, _______. Attached hereto are the detailed computations necessary to determine such compliance.

          VIII Borrower and its Subsidiaries (i) are in compliance with Section
     7.1.6 of the Credit Agreement and (ii) have not received any claims, complaints, notices, inquiries, or requests for information regarding potential liability under any Environmental Law or under any common law theories relating to operations or the condition of any facilities or property (including underlying groundwater) owned, leased or operated by the Borrower and its Subsidiaries.

          IX   Borrower is in compliance with, and has performed any and all obligations and actions set forth in, the terms and provisions of the Hedging Policy.



                              Exhibit F - Page 1

          EXECUTED AND DELIVERED this _______ day of ____________________.



                                              By:____________________________
                                              Name:
                                              Title:  Chief Financial Officer



                              Exhibit F - Page 2

COMPLIANCE WITH FINANCIAL COVENANTS AS OF _____________. ($ in 000's)

================================================================================

A.    TANGIBLE NET WORTH                                               $
                                                                        =======

                 Minimum requirement                  $
                                                       ========

B.    TOTAL FUNDED DEBT TO CAPITALIZATION                                      %
                                                                        =======

                 Maximum ratio allowed                    55%
                                                       ========

C.    TOTAL FUNDED DEBT TO
      TRAILING TWELVE MONTH EBITDA                                      =======

                 Maximum ratio allowed                    4:1
                                                       ========

D.    CURRENT RATIO                                                     =======

                 Minimum ratio allowed                    1:1
                                                       ========

================================================================================

COMPUTATION OF FINANCIAL REQUIREMENTS AND RATIOS AS OF ______________.

================================================================================

A.    TANGIBLE NET WORTH (Section 7.2.4(a)) ($ in 000's)

      (i)   Tangible Net Worth (as defined in Section 1.1)

            (a) Consolidated net worth of the Borrower
                 and its Subsidiaries                                  $_______

            (b) Less amount of any intangible assets of the
                ----
                 Borrower and its Subsidiaries                         $_______


      TANGIBLE NET WORTH                                               $
                                                                        =======

      (ii)  MINIMUM REQUIRED

            (a)  $38,000                               $38,000

            (b)  Plus 50% of positive consolidated net
                 ----



                              Exhibit F - Page 3
          income for previous quarters
          beginning January 1, 1997                    $________
     (c)  Plus 50% of positive consolidated net
          ----
          income for quarter ended ______________      $________
     (d)  Plus 75% of the proceeds from the issuance
          ----
          of any Securities (other than Securities
          representing Indebtedness) for previous
          quarters beginning January 1, 1997           $________
     (e)  Plus 75% of the proceeds from the issuance
          ----
          of any Securities (other than Securities
          representing Indebtedness) for quarter
          ended __________________                     $________

   TANGIBLE NET WORTH REQUIREMENT                                    $
                                                                      ========

================================================================================

B. TOTAL FUNDED DEBT TO CAPITALIZATION (Section 7.2.4(b)) ($ in 000's)

     (i) TOTAL FUNDED DEBT (as defined in Section 1.1)

          (a) All obligations of Borrower and its
              Subsidiaries for borrowed money and
              all obligations evidenced by bonds,
              debentures, notes or other similar instruments         $________

          (b) Plus all obligations, contingent or otherwise,
              ----
              relative to the face amount of all letters of
              credit, whether or not drawn, and banker=s
              acceptances issued for the account of
              Borrower and its Subsidiaries                          $________

          (c) Plus all obligations of Borrower and its
              ----
              Subsidiaries as lessee under leases which
              have been or should be, in accordance
              with GAAP, recorded as Capitalized
              Lease Liabilities                                      $________

          (d) Plus all obligations of Borrower and its
              ----
              Subsidiaries to pay the deferred purchase
              price of property or services which have
              been or should be in accordance with GAAP              $________



                              Exhibit F - Page 4

             (d)  Less cash on hand free and clear of all Liens       $________
                  ----

             (d)  Less Cash Equivalent Investments free
                  ----
                  and clear of all Liens                              $________

             TOTAL FUNDED DEBT                                        $
                                                                       ========

        (ii) CAPITALIZATION (as defined in Section 1.1)

             (B)  Total Funded Debt of the Borrower
                  and its Subsidiaries on a consolidated basis
                  (See B(i) above)                                    $________

             (C)  Plus total shareholders' equity of the Borrower
                  ----
                  and its Subsidiaries on a consolidated basis
                  determined in accordance with GAAP    $________
                  [exclude mark-to-market adjustments,
                  including those relating to commodity hedges
                  required to be included in determining
                  shareholders' equity under GAAP]      $________     $________

             CAPITALIZATION                                           $
                                                                       ========

TOTAL FUNDED DEBT TO CAPITALIZATION ((i)/(ii))                                 %
                                                                       ========

             Maximum ratio                                                55   %
                                                                       ========

================================================================================

C. TOTAL FUNDED DEBT TO TRAILING TWELVE MONTH EBITDA (Section 7.2.4(c)) ($ in 000's)

        (i)  TOTAL FUNDED DEBT (as defined in Section 1.1)
             (as calculated in B(i) above)                            $
                                                                       ========

        (ii) TRAILING TWELVE MONTH EBITDA (as defined in Section 1.1)

             For the Twelve Months Ended _____________ -
             Net earnings (excluding extraordinary items, gains and losses on sales and retirement of assets, non-cash write downs and charges resulting from accounting



                              Exhibit F - Page 5
               convention changes) before deduction for federal and state income taxes, Interest Expense, operating lease rentals and depreciation, depletion and amortization expense of the Borrower and its Subsidiaries on a consolidated basis, all determined in accordance with GAAP for the 12 months ending on the last day of such month.

         TRAILING TWELVE MONTH EBITDA                                $
                                                                      =========

TOTAL FUNDED DEBT TO TRAILING TWELVE MONTH EBITDA((i)/(ii))
                                                                      =========

         Maximum ratio                                                   4:1
                                                                      =========

================================================================================

D.   CURRENT RATIO (Section 7.2.4(d))

     (i)  Consolidated current assets of the Borrower and
          its Subsidiaries, as determined in accordance with GAAP     $________

     (ii) Consolidated current liabilities of the Borrower and
          its Subsidiaries, as determined in accordance with GAAP     $________


     CURRENT RATIO ((i)/(ii))                                         =========

          Minimum ratio                                                  1:1
                                                                      =========



                              Exhibit F - Page 6

                                                                       EXHIBIT G

                                FORM OF GUARANTY
                                ----------------

                                [To be attached]


                              Exhibit G - Page 1

                                                                       EXHIBIT H

                           FORM OF ISSUANCE REQUEST
                           ------------------------

                               Issuance Request
                               ----------------

Bank of Montreal
115 S. LaSalle Street
Chicago, IL 60603

Attention:  __________________________

       Re:  MarkWest Hydrocarbon, Inc.

Gentlemen and Ladies:

       This Issuance Request is delivered to you pursuant to Section 2.7.1 of the Amended and Restated Credit Agreement, dated as of June 20, 1997 (together with all amendments and other modifications, if any, from time to time made thereto, the "Credit Agreement"), among MarkWest Hydrocarbon, Inc., a Delaware
              ----------------
corporation (the "Borrower"), the various financial institutions as are, or may
                  --------
from time to time become, parties thereto (collectively, the "Lenders"), and
                                                              -------
Bank of Montreal, acting through certain of its U.S. branches or agencies

("BMO") as agent (in such capacity, together with any successor(s) thereto in
  ---
such capacity, the "Agent") for the Lenders.  Terms used herein have the
                    -----
meanings provided in the Credit Agreement unless otherwise defined herein or the context otherwise requires.

       The Borrower hereby requests that the Issuing Bank issue a Letter of Credit on [Date] in the aggregate initial face amount of ________________ [and in the form attached hereto]./*/

       The beneficiary of the requested Letter of Credit will be _____________, and such Letter of Credit will be in support of the [Provide Description] and will have a stated expiry date of [Date]. [The following documents will be required upon presentation: [Provide Description]

       Attached hereto is an executed copy of an [Application for Letter of Credit].

____________________
* Include where the Borrower is providing the form of Letter of Credit requested to be issued.



                              Exhibit H - Page 1

          IN WITNESS WHEREOF, the Borrower has caused this Issuance Request to be executed and delivered by its duly authorized officer this _____ day of _____________________, 19__.


                                         MARKWEST HYDROCARBON, INC.


                                         By: ___________________________
                                         Name:
                                         Title:



                              Exhibit H - Page 2

                                                                       EXHIBIT I

          FORM OF FIFTH AMENDMENT TO ARKANSAS LEASEHOLD DEED OF TRUST,
          ------------------------------------------------------------
               WITH SECURITY AGREEMENT, ASSIGNMENT OF PROFITS AND
               --------------------------------------------------
                        PROCEEDS AND FINANCING STATEMENT
                        --------------------------------

                                [To be attached]




                              Exhibit I - Page 1

                                                                       EXHIBIT J

          FORM OF FIFTH AMENDMENT TO MORTGAGE, SECURITY AGREEMENT AND
          -----------------------------------------------------------
           ASSIGNMENT OF PROFITS AND PROCEEDS AND FINANCING STATEMENT
           ----------------------------------------------------------

                                [To be attached]



                              Exhibit J - Page 1

                                                                       EXHIBIT K

          FORM OF FIFTH AMENDMENT TO MORTGAGE, SECURITY AGREEMENT AND
          -----------------------------------------------------------
           ASSIGNMENT OF PROFITS AND PROCEEDS AND FINANCING STATEMENT
           ----------------------------------------------------------

                                [To be attached]



                              Exhibit K - Page 1

                                                                       EXHIBIT L

           FORM OF FIFTH AMENDMENT TO CREDIT LINE DEED OF TRUST WITH
           ---------------------------------------------------------
           SECURITY AGREEMENT, ASSIGNMENT OF PROFITS AND PROCEEDS AND
           ----------------------------------------------------------
                              FINANCING STATEMENT
                              -------------------

                                [To be attached]



                              Exhibit L - Page 1

                                                                       EXHIBIT M

           FORM OF AMENDMENT TO GENERAL SECURITY AGREEMENT AND PLEDGE
           ----------------------------------------------------------

                                [To be attached]



                              Exhibit M - Page 1

                                                                       EXHIBIT N

                            FORM OF PLEDGE AGREEMENT
                            ------------------------

                                [To be attached]



                              Exhibit N - Page 1

                                                                       EXHIBIT O

                 FORM OF THIRD AMENDMENT TO SECURITY AGREEMENT
                 ---------------------------------------------

                                [To be attached]



                              Exhibit O - Page 1

                                                                       EXHIBIT P

                          FORM OF ASSIGNMENT AGREEMENT
                          ----------------------------

                                [To be attached]



                              Exhibit P - Page 1

                                                                       EXHIBIT Q

                   FORM OF WEST SHORE SUBORDINATION AGREEMENT
                   ------------------------------------------

                                [To be attached]



                              Exhibit Q - Page 1

                                                                       EXHIBIT R

                          FORM OF WEST SHORE MORTGAGE
                          ---------------------------

                                [To be attached]



                              Exhibit R - Page 1

                                                                       EXHIBIT S

                      FORM OF WEST SHORE PLEDGE AGREEMENT
                      -----------------------------------

                                [To be attached]



                              Exhibit S - Page 1

                                                                       EXHIBIT T

                     FORM OF WEST SHORE SECURITY AGREEMENT
                     -------------------------------------

                                [To be attached]



                              Exhibit T - Page 1

                                                                       EXHIBIT U

                             FORM OF BASIN MORTGAGE
                             ----------------------

                                [To be attached]



                              Exhibit U - Page 1

                                                                       EXHIBIT V

                        FORM OF BASIN SECURITY AGREEMENT
                        --------------------------------

                                [To be attached]



                              Exhibit V - Page 1

                                                                       EXHIBIT W

                      FORM OF HYDROCARBON PLEDGE AGREEMENT
                      ------------------------------------

                                [To be attached]



                              Exhibit W - Page 1

                                                                       EXHIBIT X

                            FORM OF ACCESS EASEMENT
                            -----------------------

                                [To be attached]




                              Exhibit X - Page 1

                               TABLE OF CONTENTS
                               -----------------

Page||

I   DEFINITIONS AND ACCOUNTING TERMS.....................................................  2
    1.1    Defined Terms.................................................................  2
    1.2    Use of Defined Terms.......................................................... 18
    1.3    Cross-References.............................................................. 18
    1.4    Accounting and Financial Determinations....................................... 18

II  COMMITMENTS, BORROWING PROCEDURES AND NOTES.......................................... 19
    2.1    Commitments................................................................... 19
    2.1.1  Revolving Loan Commitment..................................................... 19
    2.1.2  Commitment to Issue Letters of Credit......................................... 19
    2.1.3  Reducing Loan Commitment...................................................... 19
    2.1.4  Lenders Not Permitted or Required To Make Loans or Issue or Participate in
           Letters of Credit Under Certain Circumstances................................. 19
    2.2    Reduction of Commitment Amounts............................................... 20
    2.2.1  Optional...................................................................... 20
    2.3    Borrowing Procedure........................................................... 20
    2.4    Continuation and Conversion Elections......................................... 21
    2.5    Funding....................................................................... 21
    2.6    Notes......................................................................... 21
    2.7    Letters of Credit............................................................. 22
    2.7.1  Issuance Requests............................................................. 22
    2.7.2  Issuances and Extensions...................................................... 22
    2.7.3  [Intentionally Omitted]....................................................... 22
    2.7.4  Other Lenders= Participation.................................................. 22
    2.7.5  Disbursements................................................................. 23
    2.7.6  Reimbursement................................................................. 24
    2.7.7  Deemed Disbursements.......................................................... 24
    2.7.8  Nature of Reimbursement Obligations........................................... 25
    2.7.9  Increased Costs; Indemnity.................................................... 25

III REPAYMENTS, PREPAYMENTS, INTEREST AND FEES........................................... 26
    3.1    Repayments and Prepayments.................................................... 26
    3.2    Interest Provisions........................................................... 27
    3.2.1  Rates......................................................................... 27
    3.2.2  Post-Maturity Rates........................................................... 27
    3.2.3  Payment Dates................................................................. 27
    3.3    Fees.......................................................................... 28


    3.3.1      Commitment Fee................................................................ 28
    3.3.2      Agent's Fee................................................................... 28
    3.3.3      Letter of Credit Face Amount Fee.............................................. 28


IV  CERTAIN LIBO RATE AND OTHER PROVISIONS................................................... 28
    4.1        Fixed Rate Lending Unlawful................................................... 28
    4.2        Deposits Unavailable.......................................................... 29
    4.3        Increased LIBO Rate Loan Costs, etc........................................... 29
    4.4        Funding Losses................................................................ 29
    4.5        Increased Capital Costs....................................................... 29
    4.6        Taxes......................................................................... 30
    4.7        Payments, Computations, etc................................................... 31
    4.8        Sharing of Payments........................................................... 31
    4.9        Setoff........................................................................ 32
    4.10       Use of Proceeds............................................................... 32


V   CONDITIONS TO BORROWING.................................................................. 32
    5.1        Continuation of Original Loans and Original Working Capital Loans;
                 Initial Borrowing........................................................... 32
    5.1.1      Resolutions, etc.............................................................. 33
    5.1.2      Delivery of Notes............................................................. 33
    5.1.3      Payment of Obligations under Assignment Agreement and
                 Outstanding Indebtedness, etc............................................... 33
    5.1.4      Guaranty...................................................................... 33
    5.1.5      Pledge Agreement Amendment and Hydrocarbon Pledge Agreement................... 33
    5.1.6      Security Agreement Amendment.................................................. 34
    5.1.7      Mortgage Amendments........................................................... 34
    5.1.8      Opinions of Counsel and Title Policies........................................ 35
    5.1.9      Closing Fees, Expenses, etc................................................... 35
    5.1.10     Evidence of Insurance......................................................... 35
    5.1.11     Assignment of Key Man Life Insurance and Business Interruption Insurance...... 35
    5.1.12     Projections................................................................... 36
    5.1.13     Hedging Policy................................................................ 36
    5.1.14     Assignment Agreement.......................................................... 36
    5.1.15     MarkWest Michigan Pledge Agreement............................................ 36
    5.1.16     [Intentionally omitted]....................................................... 36
    5.2        Conditions Precedent to Initial Reducing Loan................................. 37
    5.2.1      Revolving Loans Paid.......................................................... 37
    5.2.2      Confirmatory Certificate...................................................... 37

                                      ii


    5.2.3        Conversion Date Opinion....................................................... 37
    5.3          All Borrowings................................................................ 37
    5.3.1        Compliance with Warranties, No Default, etc................................... 37
    5.3.2        Borrowing Request............................................................. 38
    5.3.3        Satisfactory Legal Form....................................................... 38

VI  REPRESENTATIONS AND WARRANTIES............................................................. 38
    6.1          Organization, etc............................................................. 38
    6.2          Due Authorization, Non-Contravention, etc..................................... 39
    6.3          Government Approval, Regulation, etc.......................................... 39
    6.4          Validity, etc................................................................. 39
    6.5          Financial Information......................................................... 39
    6.6          No Material Adverse Change.................................................... 39
    6.7          Litigation, Labor Controversies, etc.......................................... 39
    6.8          Subsidiaries.................................................................. 40
    6.9          Ownership of Properties....................................................... 40
    6.10         Taxes......................................................................... 40
    6.11         Pension and Welfare Plans..................................................... 40
    6.12         Compliance with Law........................................................... 40
    6.13         Claims and Liabilities........................................................ 41
    6.14         No Prohibition on Perfection of Collateral Documents.......................... 41
    6.15         Solvency...................................................................... 41
    6.16         Environmental Warranties...................................................... 41
    6.17         Regulations G, U and X........................................................ 43
    6.18         Accuracy of Information....................................................... 43
    6.19         Default....................................................................... 43
    6.20         Solvency...................................................................... 43
    6.21         Boldman Plant................................................................. 44

VII COVENANTS.................................................................................. 44
    7.1          Affirmative Covenants......................................................... 44
    7.1.1        Financial Information, Reports, Notices, etc.................................. 44
    7.1.2        Compliance with Laws, etc..................................................... 46
    7.1.3        Maintenance of Properties..................................................... 46
    7.1.4        Insurance..................................................................... 46
    7.1.5        Books and Records............................................................. 47
    7.1.6        Environmental Covenant........................................................ 48
    7.1.7        Further Assurances; Additional Collateral..................................... 48
    7.1.8        West Shore and Basin Loan Documents........................................... 48
    7.1.9        Kenova Tract 2 Title Issues................................................... 50
    7.1.10       Access Easement............................................................... 50


     7.1.11     Kenova Tract 1 Title Matters.................................................. 50
     7.1.12     Compliance with Hedging Policy................................................ 50
     7.2        Negative Covenants............................................................ 50
     7.2.1      Business Activities........................................................... 50
     7.2.2      Indebtedness.................................................................. 50
     7.2.3      Liens......................................................................... 51
     7.2.4      Financial Covenants........................................................... 52
     7.2.5      Investments................................................................... 52
     7.2.6      Restricted Payments, etc...................................................... 52
     7.2.7      Rental Obligations............................................................ 53
     7.2.8      Consolidation, Merger, etc.................................................... 53
     7.2.9      Asset Dispositions, etc....................................................... 53
     7.2.10     [Intentionally Omitted........................................................ 54
     7.2.11     Transactions with Affiliates.................................................. 54
     7.2.12     Negative Pledges, Restrictive Agreements, etc................................. 54
     7.2.13     Transfer of Assets............................................................ 54
     7.2.14     Acquisitions.................................................................. 54


VIII EVENTS OF DEFAULT........................................................................ 55
     8.1        Listing of Events of Default.................................................. 55
     8.1.1      Non-Payment of Obligations.................................................... 55
     8.1.2      Breach of Warranty............................................................ 55
     8.1.3      Non-Performance of Certain Covenants and Obligations.......................... 55
     8.1.4      Non-Performance of Other Covenants and Obligations............................ 55
     8.1.5      Default on Other Indebtedness................................................. 55
     8.1.6      Judgments..................................................................... 56
     8.1.7      Pension Plans................................................................. 56
     8.1.8      Control of the Borrower....................................................... 56
     8.1.9      Bankruptcy, Insolvency, etc................................................... 56
     8.1.10     Impairment of Security, etc................................................... 57
     8.1.11     Default Under Material Agreement.............................................. 57
     8.1.12     Non-Performance of Certain Covenants and Obligations.......................... 57
     8.2        Action if Bankruptcy.......................................................... 57
     8.3        Action if Other Event of Default.............................................. 57


IX   THE AGENT................................................................................ 58
     9.1        Actions....................................................................... 58
     9.2        Funding Reliance, etc......................................................... 58
     9.3        Exculpation................................................................... 58
     9.4        Successor..................................................................... 59
     9.5        Loans by BMO.................................................................. 59

    9.6      Credit Decisions.............................................................. 59
    9.7      Copies, etc................................................................... 60

X   MISCELLANEOUS PROVISIONS............................................................... 60
    10.1     Waivers, Amendments, etc...................................................... 60
    10.2     Notices....................................................................... 60
    10.3     Payment of Costs and Expenses................................................. 61
    10.4     Indemnification............................................................... 61
    10.5     Survival...................................................................... 62
    10.6     Severability.................................................................. 62
    10.7     Headings...................................................................... 62
    10.8     Execution in Counterparts, Effectiveness, etc................................. 62
    10.9     Governing Law; Entire Agreement............................................... 62
    10.10    Successors and Assigns........................................................ 63
    10.11    Sale and Transfer of Loans and Notes; Participations in Loans and Notes....... 63
    10.11.1  Assignments................................................................... 63
    10.11.2  Participations................................................................ 64
    10.12    Other Transactions............................................................ 64
    10.13    Forum Selection and Consent to Jurisdiction................................... 64
    10.14    Waiver of Jury Trial.......................................................... 65
    10.15    Confidentiality............................................................... 65
    10.16    Releases...................................................................... 66

||

SCHEDULES:
----------

Schedule I           -          Disclosure Schedule

EXHIBITS:
---------

Exhibit A             -         Form of Note
Exhibit B             -         Form of Borrowing Request
Exhibit C             -         Form of Continuation/Conversion Notice
Exhibit D             -         Form of Lender Assignment Agreement
Exhibit E-1           -         Form of Legal Opinion of Barry Spector
Exhibit E-2           -         Form of Legal Opinion of McBrayer, McGinnis, Leslie & Kirkland
Exhibit E-3           -         Form of Legal Opinion of Ault & Maier
Exhibit E-4           -         Form of Legal Opinion of Hardin, Dawson & Terry
Exhibit E-5           -         Form of Legal Opinion of Bowles Rice McDavid Graff & Love, P.L.L.C.
Exhibit F             -         Form of Compliance Certificate
Exhibit G             -         Form of Guaranty
Exhibit H             -         Form of Issuance Request
Exhibit I             -         Form of Fifth Amendment to Arkansas Leasehold Deed of Trust, with Security Agreement, Assignment of
                                Profits and Proceeds and Financing Statement
Exhibit J             -         Form of Fifth Amendment to Mortgage, Security Agreement and Assignment of Profits and Proceeds and
                                Financing Statement
Exhibit K             -         Form of Fifth Amendment to Mortgage, Security Agreement and Assignment of Profits and Proceeds and
                                Financing Statement
Exhibit L             -         Form of Fifth Amendment to Credit Line Deed of Trust with Security Agreement, Assignment of Profits and Proceeds and Financing Statement
Exhibit M             -         Form of Amendment to General Security Agreement and Pledge
Exhibit N             -         Form of Pledge Agreement
Exhibit O             -         Form of Third Amendment to Security Agreement
Exhibit P             -         Form of Assignment Agreement
Exhibit Q             -         Form of West Shore Subordination Agreement
Exhibit R             -         Form of West Shore Mortgage
Exhibit S             -         Form of West Shore Pledge Agreement
Exhibit T             -         Form of West Shore Security Agreement
Exhibit U             -         Form of Basin Mortgage
Exhibit V             -         Form of Basin Security Agreement
Exhibit W             -         Form of Hydrocarbon Agreement

Exhibit X   -                    Form of Access Easement

                                                                       EXHIBIT I
                                                                            Ark.


              FIFTH AMENDMENT TO ARKANSAS LEASEHOLD DEED OF TRUST
                      WITH SECURITY AGREEMENT, ASSIGNMENT
                  OF RENTS AND LEASES AND FINANCING STATEMENT
                          (REVOLVING LINE OF CREDIT)


     THIS FIFTH AMENDMENT (the "Amendment") is made as of the 20th day of June,
                                ---------
1997, between MARKWEST HYDROCARBON, INC., a Delaware corporation, (successor in interest to MARKWEST HYDROCARBON PARTNERS, LTD. ("MWHP")) ("Grantor"), with an
                                                   ----      -------
address of 5613 DTC Parkway, Suite 400, Englewood, Colorado 80111, DONALD G. SKIPPER, AS TRUSTEE (the "Trustee"), successor trustee to Thomas M. Foncannon as
                          -------
successor trustee to Mark Williamson (the "Original Trustee"), with an address
                                           ----------------
of 700 Louisiana, Suite 4400, Houston, Texas 77002, and BANK OF MONTREAL (hereinafter called "BMO"), as Agent (hereinafter the "Beneficiary") for itself
                     ---                               -----------
and the other Lenders, and Norwest Bank Colorado, National Association (successor to Norwest Bank Denver, National Association), a national banking association, whose address is 1740 Broadway, Denver, Colorado, 80274-8699,
Attention: Energy and Minerals Group  (hereinafter called "Norwest"), as
                                                           -------
retiring agent ("Original Beneficiary") for itself, First American National
                 --------------------
Bank, a national banking association ("First American"), N M Rothschild and Sons
                                       --------------
Limited, a company organized and existing under the laws of England ("Rothschild"), and The First National Bank of Chicago, a national banking
  ----------
association ("First Chicago", and together with Norwest, First American and
              -------------
Rothschild, the "Original Lenders").
                 ----------------

                                   RECITALS
                                   --------

     A. The Grantor, the Original Lenders and the Original Beneficiary have entered into (i) that certain Loan Agreement, dated as of November 20, 1992, among MWHP, Original Beneficiary, Norwest and First American, as amended by a First Amendment to Loan Agreement, dated as of September 14, 1993, a Second Amendment to Loan Agreement, dated as of March 23, 1994, a Third Amendment to Loan Agreement, dated as of September 8, 1995, a Fourth Amendment to Loan Agreement, dated as of May 31, 1996, and as amended and restated in the Amended and Restated Loan Agreement, dated as of October 8, 1996, among Grantor, Original Beneficiary and the Original Lenders, as it may have been or may hereafter be amended or modified from time to time (as amended, the "Revolver/Term Loan Agreement"), and (ii) that certain Working Capital Loan
 ----------------------------
Agreement, dated as of November 20, 1992, among MWHP, Original Beneficiary, Norwest and First American, as amended by a First Amendment to Working Capital Loan Agreement, dated as of March 23, 1994, a Second Amendment to Working Capital Loan Agreement, dated as of September 8, 1995, a Third Amendment to Working Capital Loan Agreement, dated as of May 31, 1996, and as amended and restated in the Amended and Restated Working Capital Loan Agreement, dated as of October 8, 1996, among

                                                                       EXHIBIT I
                                                                            Ark.


Grantor, Original Beneficiary and the Original Lenders, as amended or modified from time to time (as amended, the "Working Capital Loan Agreement") (the
                                    ------------------------------
Revolver/Term Loan Agreement and the Working Capital Loan Agreement being referred to herein collectively as the "Loan Agreements").
                                        ---------------

     B. By Arkansas Leasehold Deed of Trust with Security Agreement, Assignment of Rents and Leases and Financing Statement (the "Original Deed of
                                                             ----------------
Trust"), dated as of November 20, 1992, and recorded November 23, 1992, in Book
-----
803 at Page 453 of the real property records of the County of Crittenden, Arkansas, Grantor conveyed the Mortgaged Property to Trustee to secure the payment of the indebtedness referred to therein and the performance of the other Obligations (as such term is defined therein). By First Amendment to Arkansas Leasehold Deed of Trust with Security Agreement, Assignment of Rents and Leases and Financing Statement, dated as of September 14, 1993, recorded October 14, 1993 in Book 822 at Page 655 of the real property records of the County of Crittenden, Arkansas (the "First Amendment"), Grantor, the Original Trustee and
                           ---------------
Original Beneficiary amended the Original Deed of Trust to increase the maximum principal amount secured by the Original Deed of Trust from $25,000,000 to $30,000,000. By Second Amendment to Arkansas Leasehold Deed of Trust with Security Agreement, Assignment of Rents and Leases and Financing Statement, dated as of September 8, 1995, recorded October 3, 1995 in Book 863 at Page 631 of the real property records of the County of Crittenden, Arkansas (the "Second
                                                                         ------
Amendment"), Grantor, Trustee, and Original Beneficiary amended the Original
---------
Deed of Trust to increase the maximum principal amount secured by the Original Deed of Trust as amended by the First Amendment from $30,000,000 to $32,500,000. By Third Amendment to Arkansas Leasehold Deed of Trust with Security Agreement, Assignment of Rents and Leases and Financing Statement, dated as of May 31, 1996, recorded June 14, 1996 in Book 879 at Page 428 of the real property records of the County of Crittenden, Arkansas, (the "Third Amendment"), Grantor,
                                                     ---------------
Trustee, and Original Beneficiary amended the Original Deed of Trust to increase the maximum principal amount secured by the Original Deed of Trust as amended by the First Amendment and the Second Amendment from $32,500,000 to $47,500,000.
By Fourth Amendment to Arkansas Leasehold Deed of Trust with Security Agreement, Assignment of Rents and Leases and Financing Statement, dated as of October 8, 1996, recorded November 12, 1996 in Book 889 at Page 736 of the real property records of the County of Crittenden, Arkansas, (the "Fourth Amendment"),
                                                     ----------------
Grantor, Trustee, and Original Beneficiary amended the Original Deed of Trust to evidence the assumption by Grantor of all obligations under the Deed of Trust and the purchase by First Chicago of an undivided interest in the loans and credit extended to Grantor. The Original Deed of Trust as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment is herein called the "Deed of Trust." Unless otherwise defined herein, capitalized
                   -------------
terms used in this Amendment shall have the meaning assigned to them in the Deed of Trust.

     C. The Grantor has entered into an Amended and Restated Credit Agreement dated

                                                                            Ark.

as of June 20, 1997 (the "Credit Agreement") with BMO, as Agent, and
                          ----------------
certain lenders named therein (the "Lenders"), which amends and restates the
                                    -------
Loan Agreements.


     D. The Grantor, Norwest (as retiring Agent and Original Beneficiary), the Original Lenders, BMO (as successor Agent and Beneficiary), and the Lenders have entered into certain agreements pursuant to which (1) the Original Lenders have assigned to the Lenders all their Loans and Commitments (as defined in the Loan Agreements) and other obligations, rights and benefits (including, without limitation, all obligations relating to letters of credit issued pursuant to the Working Capital Loan Agreement), and (2) BMO will replace Norwest, as "Agent," and "Beneficiary" under the Credit Agreement, the Deed of Trust and each other document executed in connection therewith.


     E. The Grantor, Norwest and BMO have agreed to execute this Amendment to evidence the above-referenced changes and the execution of the Credit Agreement, including, without limitation, the substitution of the Agent and the Beneficiary.


     F. The Lenders and the Beneficiary are the owners of the Obligations secured by the Deed of Trust.


     G. Grantor desires to increase the maximum principal amount secured by the Deed of Trust from $47,500,000 to $55,000,000.



                                 AMENDMENT
                                 ---------



     NOW, THEREFORE, for ten dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:



     1.  CHANGE OF AGENT; ASSIGNMENT.  Upon the effectiveness of this
Amendment, BMO is Agent for the Lenders and each reference to the "Agent" or "Beneficiary" in the Deed of Trust shall be a reference to BMO, together with any successor(s) thereto in such capacity. Norwest as retiring Agent and Original Beneficiary, hereby assigns to BMO in its capacity as successor Agent for the Lenders and as Beneficiary all of its rights, titles and interests in and to the Mortgage and all its rights, titles, interests, liens, security interests, privileges, claims and demands in any of the Mortgage Property and in the Profits which are produced from or accrue to the Mortgaged Property granted or assigned to Norwest as "Agent" or "Beneficiary" pursuant to the Deed of Trust, which assignment is made without representations, warranties or recourse whatsoever, except those made by Norwest as an Original Lender.


     2.  TAXPAYER NUMBER.  The taxpayer I.D. number of BMO is 13-4941092.

                                                                            Ark.

     3. CHANGE OF TRUSTEE. Upon the effectiveness of this Amendment, BMO, acting as Agent, hereby removes Thomas M. Foncannon as Trustee under the Deed of Trust, discharges Thomas M. Foncannon from any and all liability thereunder, appoints Donald G. Skipper in his place, and vests in Donald G. Skipper all of the obligations, rights, estate and title of Thomas M. Foncannon in and to all of the Mortgage Property. Henceforth, Donald G. Skipper shall succeed to all the rights, powers, privileges and immunities and duties previously conferred upon Thomas M. Foncannon as the Trustee under the Deed of Trust.


     4. AMENDMENTS. (a) The definition of "Obligations" contained in the Deed of Trust is hereby amended such that Sections 1.1(a) and 1.1(b) of the Deed of Trust shall read in their entirety as follows:



               "(a)  Notes.  Payment of the indebtedness (including applicable
                     -----
     fees and interest thereon) evidenced by the Notes, in the maximum principal amount of $55,000,000.00 in the aggregate at any one time outstanding under all the Notes, issued in connection with the Credit Agreement (as hereinafter defined), and of any and all renewals, modifications and extensions thereof, in whole or in part, including all future advances.


     The Notes are being issued in rearrangement and replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by the following promissory notes:



                 (1) That certain promissory note dated October 8, 1996, executed by Grantor as maker in the maximum principal sum of TEN MILLION DOLLARS AND NO CENTS ($10,000,000.00), payable to the order of Norwest, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the principal of said note being due and payable as provided in said note, and the final principal payment being due and payable, if not sooner paid, on the 30th day of June, 2002; said note being issued in rearrangement and replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by that certain promissory note dated September 8, 1995, executed by Grantor as maker, as amended by a First Allonge dated as of May 31, 1996, in the maximum principal sum of THIRTEEN MILLION THREE HUNDRED THIRTY-THREE THOUSAND THREE HUNDRED THIRTY-THREE DOLLARS AND THIRTY-THREE CENTS ($13,333,333.33), payable to the order of Norwest, bearing interest from date

                                                                            Ark.


          until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the principal of said note being due and payable as provided in said note, and the final principal payment being due and payable, if not sooner paid, on the 30th day of June, 2002; said note being issued in rearrangement and replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by that certain promissory note dated November 20, 1992, as amended by an Allonge dated September 14, 1993 and a Second Allonge dated March 23, 1994 (the "Original
                                                                   --------
          Norwest Note");
          ------------


                    (2) That certain promissory note dated October 8, 1996, executed by Grantor as maker in the maximum principal sum of TEN MILLION DOLLARS AND NO CENTS ($10,000,000.00), payable to the order of First American, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the principal of said note being due and payable as provided in said note, and the final principal payment being due and payable, if not sooner paid, on the 30th day of June, 2002; said note being issued in rearrangement and replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by that certain promissory note dated September 8, 1995, executed by Grantor as maker, as amended by a First Allonge dated as of May 31, 1996, in the maximum principal sum of THIRTEEN MILLION THREE HUNDRED THIRTY-THREE THOUSAND THREE HUNDRED THIRTY-THREE DOLLARS AND THIRTY-THREE CENTS ($13,333,333.33), payable to the order of First American, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the principal of said note being due and payable as provided in said note, and the final principal payment being due and payable, if not sooner paid, on the 30th day of June, 2002; said note being issued in rearrangement and replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by that certain promissory note November 20, 1992, as amended by an Allonge dated September 14, 1993, and a Second Allonge dated March 23, 1994 (the "Original First American Note");
                                             ----------------------------


                    (3) That certain promissory note dated October 8, 1996, executed by Grantor as maker in the maximum principal sum of TEN MILLION DOLLARS AND NO CENTS ($10,000,000.00), payable to the order of Rothschild, bearing interest from date until maturity at the rate specified in said

                                                                            Ark.

          note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the principal of said note being due and payable as provided in said note, and the final principal payment being due and payable, if not sooner paid, on the 30th day of June, 2002; said note being issued in rearrangement and replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by that certain that certain promissory note dated September 8, 1995, executed by Grantor as maker, as amended by a First Allonge dated as of May 31, 1996, in the maximum principal sum of THIRTEEN MILLION THREE HUNDRED THIRTY-THREE THOUSAND THREE HUNDRED THIRTY-THREE DOLLARS AND THIRTY-THREE CENTS ($13,333,333.33), payable to the order of Rothschild, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the entire principal of said note being due and payable, if not sooner paid, on the 30th day of June, 2002; said note being issued in rearrangement and partial replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by the Original Norwest Note and the Original First American Note (the "Original Rothschild Note");
                                    ------------------------

                    (4) That certain promissory note dated October 8, 1996, executed by Grantor as maker in the maximum principal sum of TEN MILLION DOLLARS AND NO CENTS ($10,000,000.00), payable to the order of First Chicago, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the principal of said note being due and payable as provided in said note, and the final principal payment being due and payable, if not sooner paid, on the 30th day of June, 2002; said note being issued in rearrangement and partial replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by the Original Norwest Note, the Original First American Note and the Original Rothschild Note (the "Original First Chicago Note");
           ---------------------------


                    (5) That certain promissory note dated October 8, 1996, executed by Grantor as maker, in the maximum principal sum of ONE MILLION EIGHT HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($1,875,000.00), payable to the order of Norwest, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on

                                                                            Ark.


          the same date the principal balance is due, the entire principal of said note being due and payable, if not sooner paid, on the 30th day of June, 1998; said note being issued in rearrangement and replacement, but not novation, extinguishment or discharge of, the indebtedness evidenced by that certain promissory note dated September 8, 1995, executed by Grantor as maker, as amended by a First Allonge dated as of May 31, 1996, in the maximum principal sum of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000.00), payable to the order of Norwest, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the entire principal of said note being due and payable, if not sooner paid, on the 30th day of June, 1998; said note being issued in rearrangement and replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by that certain promissory note dated November 20, 1992, as amended by a First Allonge to Working Capital Note dated March 23, 1994 (the "Original Norwest Working Capital Note");
                               -------------------------------------


                    (6) That certain promissory note dated October 8, 1996, executed by Grantor as maker, in the maximum principal sum of ONE MILLION EIGHT HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($1,875,000.00), payable to the order of First American, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the entire principal of said note being due and payable, if not sooner paid, on the 30th day of June, 1998; said note being issued in rearrangement and replacement, but not novation, extinguishment or discharge of, the indebtedness evidenced by that certain promissory note dated September 8, 1995, executed by Grantor as maker, as amended by a First Allonge dated as of May 31, 1996, in the maximum principal sum of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000.00), payable to the order of First American, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the entire principal of said note being due and payable, if not sooner paid, on the 30th day of June, 1998; said note being issued in rearrangement and replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by that certain promissory note dated November 20, 1992, as amended by a First Allonge to Working Capital Note dated March 23, 1994 (the "Original First American
          ------------------------

                                                                            Ark.


          Working Capital Note");
          --------------------


                    (7) That certain promissory note dated of even date October 8, 1996, executed by Grantor as maker, in the maximum principal sum of ONE MILLION EIGHT HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($1,875,000.00), payable to the order of Rothschild, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the entire principal of said note being due and payable, if not sooner paid, on the 30th day of June, 1998; said note being issued in rearrangement and replacement, but not novation, extinguishment or discharge of, the indebtedness evidenced by that certain promissory note dated September 8, 1995, executed by Grantor as maker, as amended by a First Allonge dated as of May 31, 1996, in the maximum principal sum of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000.00), payable to the order of Rothschild, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the entire principal of said note being due and payable, if not sooner paid, on the 30th day of June, 1998; said note being issued in rearrangement and partial replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by the Original Norwest Working Capital Note and the Original First American Working Capital Note (the "Original Rothschild Working
                                              ---------------------------
          Capital Note");
          ---------------


                    (8) That certain promissory note dated October 8, 1996, executed by Grantor as maker, in the maximum principal sum of ONE MILLION EIGHT HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($1,875,000.00), payable to the order of First Chicago, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the entire principal of said note being due and payable, if not sooner paid, on the 30th day of June, 1998 (the "First Chicago Working
                                                    ---------------------
          Capital Note"); said note being issued in rearrangement and partial
          ------------
          replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by the Original Norwest Note, the Original First American Note and the Original Rothschild Note (the "Original
                                                                     --------
          First Chicago Note").
          ------------------


     all of the Notes being payable to the account designated by the Agent pursuant to the

                                                                            Ark.

     Credit Agreement, or at such other place as the Agent may designate in writing; and being given for valuable consideration received (all said Notes being incorporated herein by reference as fully and particularly as if set out herein verbatim).


               (b) Loan Agreements.  Payment and performance of all obligations
                   ---------------
     of Grantor under that certain Amended and Restated Credit Agreement, dated as of June 20, 1997 (as it may be amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"), among
                                                ----------------
     Grantor, Agent and Lenders, as such Credit Agreement amends and restates
     (i) that certain Loan Agreement dated as of November 20, 1992, among MWHP, Beneficiary, and the lenders therein named as amended by a First Amendment to Loan Agreement, dated as of September 14, 1993, a Second Amendment to Loan Agreement, dated as of March 23, 1994, a Third Amendment to Loan Agreement, dated as of September 8, 1995, a Fourth Amendment to Loan Agreement dated as of May 31, 1996, and as amended and restated in the Amended and Restated Loan Agreement, dated as of October 8, 1996, among Grantor, Beneficiary and the lenders therein named, as it may have been or may hereafter be amended or modified from time to time, and (i) that certain Working Capital Loan Agreement, dated as of November 20, 1992, among MWHP, Beneficiary, and the lenders therein named, as amended by a First Amendment to Working Capital Loan Agreement dated as of March 23, 1994, a Second Amendment to Working Capital Loan Agreement dated as of September 8, 1995, a Third Amendment to Working Capital Loan Agreement dated as of May 31, 1996, and as amended and restated in the Amended and Restated Working Capital Loan Agreement of even date herewith among Grantor, Beneficiary and the lenders therein named, as amended or modified from time to time, including, without limitation, all obligations relating to letters of credit issued pursuant to the Working Capital Loan Agreement.


     The Credit Agreement includes a revolving line of credit. Funds may be advanced by the Lenders, repaid and subsequently readvanced by the Lenders. Notwithstanding the amount outstanding at any particular time, this Deed of Trust secures the total amount of indebtedness and all other Obligations under the Credit Agreement. Subject to the conditions stated in the Credit Agreement, all advances thereunder by the Lenders are obligatory and are secured by this Deed of Trust. The unpaid balance of revolving line of credit under the Credit Agreement may at certain times be zero. A zero balance does not affect the Lenders' obligation to advance funds and thus, it is the parties' intent that the lien of the Beneficiary hereunder will remain in full force and effect and with the same priority, notwithstanding a zero balance outstanding under the revolving line of credit under the Credit Agreement."


     (b) Subsections (B), (C), (D) and (E) of Sections 3.2 and 6.10 of the Deed of Trust

                                                                            Ark.

are hereby amended to read in their entirety as follows:


     "    B.  Second, to the payment or prepayment of accrued interest remaining unpaid on the Obligations, as such terms are defined in Section 1.1 above;


          C. Third, to the payment or prepayment of principal remaining unpaid on the Obligations in such order as Beneficiary may elect; and


          D. Fourth, the remainder, if any, shall be paid to Grantor or such other person or persons as may be legally entitled thereto;".


     (c) Each reference to the phrase "Norwest and First American" contained in Sections 6.1, 8.11 and 8.15 of the Deed of Trust is hereby amended to read "the Lenders".


     (d) The terms "Loan Agreement" and "Loan Agreements" as used in the Deed of Trust are hereby amended to have the meaning of the term "Credit Agreement".
The term "Lenders" as used in the Deed of Trust is hereby amended to have the meaning of the term "Lenders" under the Credit Agreement. References to the terms "Norwest" and "First American" as used in (a) the Recitals to the Deed of Trust and (b) the preamble to Article II to the Deed of Trust are hereby amended to have the meaning of the term "Lenders" under the Credit Agreement.


          5. INCORPORATION AND REFERENCES. References in the Deed of Trust to "this Deed of Trust," "this instrument" and like terms shall be deemed to be references to the Deed of Trust as amended by this Fifth Amendment. When used in this Fifth Amendment or in the Deed of Trust, each reference to a term defined in the Deed of Trust which is amended by this Fifth Amendment, shall be deemed to be the term as amended by this Fifth Amendment, including, without limitation, references to the "Obligations," the "Credit Agreement," the "Loan Agreement," the "Loan Agreements," "Norwest," "First American," the "Notes" and the "Lenders" shall be deemed to be references to such terms as amended herein.

          6. CONFIRMATION. Grantor hereby adopts, ratifies, approves and confirms in every respect the Deed of Trust as amended by this Fifth Amendment, and hereby specifically reaffirms its obligations under the warranties, representations, covenants, agreements and indemnities and other provisions contained in the Deed of Trust as amended by this Fifth Amendment. To the extent necessary to confirm such amendments, Grantor hereby:


          B. Grants, bargains, sells, mortgages, assigns, transfers and conveys to Trustee, with POWER OF SALE, for the benefit of Beneficiary, that part of the Mortgaged Property that is real property (including any fixtures that are real property under applicable state law), subject to the assignment of Profits and the proceeds thereof

                                                                            Ark.

     made under paragraph C below; TO HAVE AND TO HOLD all of the Mortgaged Property that is real property (including any fixtures that are real property under applicable state law), together with all of the rights, privileges, benefits, hereditaments and appurtenances in any way belonging, incidental or pertaining thereto, to Trustee and its successors and assigns, forever, IN TRUST, NEVERTHELESS, for the security and benefit of Beneficiary and its successors and assigns for the ratable benefit of the holders from time to time of the Notes, subject to all of the terms, conditions, covenants, agreements and trusts set forth herein or in the Deed of Trust;


          C. Grants to Beneficiary for the ratable benefit of the holders from time to time of the Notes a security interest in that part of the Mortgaged Property that is personal property (including any fixtures that are personal property under applicable state law); and


          D. Absolutely assigns to Beneficiary for the ratable benefit of the holders from time to time of the Notes all rents, royalties, issues, profits and income in, to or relating to the Mortgaged Property or to any of the estates, property rights or other interests referred to above, together with all of the proceeds thereof and payments in lieu thereof.


          7. MISCELLANEOUS. This Fifth Amendment shall bind Grantor and inure to the benefit of Beneficiary and their respective successors and assignees. Except as specifically provided for in this Fifth Amendment (i) the Deed of Trust and the liens and security interests created thereby shall remain in full force and effect, and (ii) nothing contained in this Fifth Amendment shall be deemed to be, or construed as, a waiver of any terms, conditions or provisions of the Deed of Trust, or as a waiver of any other term, condition or provision. This Fifth Amendment may be executed in several original counterparts. Each counterpart shall be deemed to be an original for all purposes, and all counterparts shall together constitute but one and the same instrument.



                     [SIGNATURES BEGIN ON FOLLOWING PAGE]

                                                                            Ark.

     Executed as of the date first above stated.


                                           MARKWEST HYDROCARBON, INC.



                                           By: /s/ Gerry Tywoniuk
                                               -----------------------------
                                           Name:   Gerry Tywoniuk
                                           Title:  Vice President of Finance

                                                                            Ark.

                                           BANK OF MONTREAL, AS AGENT



                                           By: /s/ Donald G. Skipper
                                               -----------------------------
                                           Name:   Donald G. Skipper
                                           Title:  Director

                                                                            Ark.


                                           NORWEST BANK COLORADO, NATIONAL
                                           ASSOCIATION, AS RETIRING AGENT



                                           By: /s/ Thomas M. Foncannon
                                               -----------------------------
                                           Name:   Thomas M. Foncannon
                                           Title:  Vice President

                                                                            Ark.

                                           By: /s/ Donald G. Skipper
                                               -----------------------------
                                           Name:   Donald G. Skipper
                                                   AS TRUSTEE

                                                                            Ark.

                                ACKNOWLEDGMENT



STATE OF TEXAS                         )

                                       ) ss.

COUNTY OF HARRIS                       )



                           (Colorado and Texas Form)



     The foregoing instrument was acknowledged before me this 23rd day of
                                                              ----
June, 1997, by Gerry Tywoniuk as Vice President of Finance, of MARKWEST HYDROCARBON, INC., a Delaware corporation, on behalf of said corporation.



                                    In Witness Whereof, I hereunto set my hand.



                                    /s/ Margi Attra
                                    ---------------
(SEAL)                              Margi Attra, Notary Public
                                    -----------


                                    My Commission Expires:  11-3-97
                                                            -------



                                 (Arkansas Form)



     On this the 23rd day of June, 1997, before me Margi Attra the
                 ----                              -----------
undersigned Notary Public, duly commissioned, qualified and acting, within and for said County and State, personally appeared Gerry Tywoniuk, who acknowledged himself to be the Vice President of Finance of MARKWEST HYDROCARBON, INC., a Delaware corporation, and that they, as such, Vice President of Finance, being authorized so to do, executed the foregoing instrument for purposes therein contained, by signing the name of the corporation by himself as Vice President of Finance.


     In witness whereof I hereunto, set my hand and official seal.



                              /s/ Margi Attra
                              --------------------------
(NOTARIAL SEAL)               Margi Attra, Notary Public
                              -----------


                              My commission expires: 11-3-97
                                                     -------

                                                                            Ark.


                                ACKNOWLEDGMENT



STATE OF TEXAS                        )

                                      ) ss.

COUNTY OF HARRIS                      )



                           (Colorado and Texas Form)


     The foregoing instrument was acknowledged before me this 23rd day of
                                                              ----
June, 1997, by Donald G. Skipper, as Director of BANK OF MONTREAL, as Agent,
               -----------------     --------
on behalf of said bank.




                                    /s/ Margi Attra
                                    --------------------------
(SEAL)                              Margi Attra, Notary Public
                                    -----------



                                    My Commission Expires: 11-3-97
                                                           -------



                                 (Arkansas Form)



     On this the 23rd day of June, 1997, before me Margi Attra the
                 ----                              -----------
undersigned Notary Public, duly commissioned, qualified and acting, within and for said County and State, personally appeared Donald G. Skipper, who
                                               -----------------
acknowledged himself to be the Director, of BANK OF MONTREAL, and that he, as
                               --------
such, Director, being authorized so to do, executed the foregoing instrument for
      --------
purposes therein contained, by signing the name of the corporation by himself as Director.
--------


     In witness whereof I hereunto, set my hand and official seal.


                              /s/ Margi Attra
                              --------------------------
(NOTARIAL SEAL)               Margi Attra, Notary Public
                              -----------



                              My commission expires:   11/3/97
                                                      --------

                                                                            Ark.

                                ACKNOWLEDGMENT



STATE OF COLORADO                     )
                                      ) ss.
COUNTY OF DENVER                      )


                           (Colorado and Texas Form)


     The foregoing instrument was acknowledged before me this 23rd day of June, 1997, by Thomas M. Foncannon, as Vice President of NORWEST BANK COLORADO, NATIONAL ASSOCIATION, a national banking association, as Agent, on behalf of said national banking association.



                                    /s/ LaFhonne Page
                                    ----------------------------
(SEAL)                              LaFhonne Page, Notary Public
                                    -------------


                                    My Commission Expires:6/21/01
                                                          -------



                                 (Arkansas Form)


     On this the  23rd  day of June, 1997, before me LaFhonne Page the
                 ------                              -------------
undersigned Notary Public, duly commissioned, qualified and acting, within and for said County and State, personally appeared Thomas M. Foncannon, who acknowledged himself to be the Vice President of NORWEST BANK COLORADO, NATIONAL ASSOCIATION, and that he, as such Vice President, being authorized so to do, executed the foregoing instrument for purposes therein contained, by signing the name of the corporation by himself as Vice President.


     In witness whereof I hereunto, set my hand and official seal.



                              /s/ LaFhonne Page
                              ----------------------------
(NOTARIAL SEAL)               LaFhonne Page, Notary Public
                              -------------


                              My commission expires:  6/21/01
                                                      -------

                                                                            Ark.

                                ACKNOWLEDGMENT



STATE OF TEXAS                        )
                                      ) ss.
COUNTY OF HARRIS                      )



                           (Colorado and Texas Form)



     The foregoing instrument was acknowledged before me this 23rd day of
                                                              ----
June, 1997, by Donald G. Skipper, as trustee.



                                    /s/ Margi Attra
                                    ------------------------------------
(SEAL)                              Margi Attra          , Notary Public
                                    ---------------------


                                    My Commission Expires:    11/3/97
                                                              ----------



                                 (Arkansas Form)



     On this the 23rd  day of June, 1997, before me, Margi Attra, the
                -------                              -----------
undersigned Notary Public, duly commissioned, qualified and acting, within and for said County and State, appeared Donald G. Skipper, as Trustee, known to me (or satisfactorily proven) to be the person whose name, Donald G. Skipper, as Trustee, subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.


     In witness whereof I hereunto set my hand and official seal.



                               /s/ Margi Attra
                               ---------------
(NOTARIAL SEAL)                Margi Attra, Notary Public
                               -----------  -------------


                               My commission expires:   11/3/97
                                                        -------



THIS INSTRUMENT PREPARED
BY AND PLEASE RETURN TO:

Francis R. Bradley, III, Attorney
Mayer, Brown & Platt
700 Louisiana, Suite 3600
Houston, Texas 77002

                                                                            Ark.

                                                                       EXHIBIT J
                                                                      KY/Boldman


                               FIFTH AMENDMENT TO
                         MORTGAGE, SECURITY AGREEMENT,
                       ASSIGNMENT OF PROFITS AND PROCEEDS
                            AND FINANCING STATEMENT
                                   (BOLDMAN)

                           Dated as of June 20, 1997

                     in the aggregate principal amount of:
                                 $55,000,000.00

                                      from

   MARKWEST HYDROCARBON, INC., a Delaware corporation, (successor in interest to MARKWEST HYDROCARBON PARTNERS, LTD.,
    a Colorado limited partnership) with an office and place of business at:

                          5613 DTC Parkway, Suite 400
                           Englewood, Colorado 80111
                               (the "Mortgagor")
                                     ---------

                                       to

                               BANK OF MONTREAL,
                                   AS AGENT,
                    with an office and place of business at:

                           700 Louisiana, Suite 4400
                              Houston, Texas 77002
                               (the "Mortgagee")
                                     ---------

                                       of

              The Boldman Natural Gas Liquids Extraction Facility
                              and other Collateral

                       After recording, please return to:
                              MAYER, BROWN & PLATT
                           700 Louisiana, Suite 3600
                              Houston, Texas 77002
                         ATTN: Francis R. Bradley, III
                -----------------------------------------------

                                                                       EXHIBIT J
                                                                      KY/Boldman

                            Francis R. Bradley, III

                                                                      KY/Boldman

                          FIFTH AMENDMENT TO MORTGAGE,
                         SECURITY AGREEMENT, ASSIGNMENT
                          OF PROFITS AND PROCEEDS AND
                              FINANCING STATEMENT
                                   (BOLDMAN)



     THIS FIFTH AMENDMENT (the "Amendment") is made as of the 20th day of June,
                                ---------
1997, between MARKWEST HYDROCARBON, INC., a Delaware corporation, (successor in interest to MARKWEST HYDROCARBON PARTNERS, LTD. ("MWHP")) ("Mortgagor"), with
                                                   ----      ---------
an address of 5613 DTC Parkway, Suite 400, Englewood, Colorado 80111, and BANK OF MONTREAL (hereinafter called "BMO"), as Agent (the "Mortgagee") for itself
                                 ---                   ---------
and the other Lenders, and Norwest Bank Colorado, National Association (successor to Norwest Bank Denver, National Association), a national banking association, whose address is 1740 Broadway, Denver, Colorado, 80274-8699,
Attention: Energy and Minerals Group  (hereinafter called "Norwest"), as
                                                           -------
retiring agent ("Original Mortgagee") for itself, First American National Bank,
                 ------------------
a national banking association ("First American"), N M Rothschild and Sons
                                 --------------
Limited, a company organized and existing under the laws of England ("Rothschild"), and The First National Bank of Chicago, a national banking
  ----------
association ("First Chicago", and together with Norwest, First American and
              -------------
Rothschild, the "Original Lenders").
                 ----------------


                                 Recitals
                                 --------



     A. The Mortgagor, the Original Lenders and the Original Mortgagee have entered into (i) that certain Loan Agreement, dated as of November 20, 1992, among MWHP, Original Mortgagee, Norwest and First American, as amended by a First Amendment to Loan Agreement, dated as of September 14, 1993, a Second Amendment to Loan Agreement, dated as of March 23, 1994, a Third Amendment to Loan Agreement, dated as of September 8, 1995, a Fourth Amendment to Loan Agreement, dated as of May 31, 1996, and as amended and restated in the Amended and Restated Loan Agreement, dated as of October 8, 1996, among Mortgagor, Original Mortgagee and the Original Lenders, as it may have been or may hereafter be amended or modified from time to time (as amended, the "Revolver/Term Loan Agreement"), and (ii) that certain Working Capital Loan
-----------------------------
Agreement, dated as of November 20, 1992, among MWHP, Original Mortgagee, Norwest and First American, as amended by a First Amendment to Working Capital Loan Agreement, dated as of March 23, 1994, a Second Amendment to Working Capital Loan Agreement, dated as of September 8, 1995, a Third Amendment to Working Capital Loan Agreement, dated as of May 31, 1996, and as amended and restated in the Amended and Restated Working Capital Loan Agreement, dated as of October 8, 1996, among Mortgagor, Original Mortgagee and the Original Lenders, as amended or modified from time to time (as amended, the "Working Capital Loan
                                                           --------------------
Agreement") (the Revolver/Term Loan Agreement and the Working
---------

                                                                      KY/Boldman

Capital Loan Agreement being referred to herein collectively as the "Loan
                                                                     ----
Agreements").
----------

     B.  By Mortgage, Security Agreement, Assignment of Profits and Proceeds
and Financing Statement (Boldman) (the "Original Mortgage"), dated as of
                                        -----------------
November 20, 1992, and recorded December 3, 1992, in Book 284 at Page 93 of the real property records of Pike County, Kentucky, Mortgagor conveyed the Mortgaged Property to Original Mortgagee to secure the payment of the indebtedness referred to therein and the performance of the other Obligations (as such term is defined therein). By First Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement (Boldman), dated as of September 14, 1993 (the "First Amendment"), recorded October 25, 1993 in Book
                            ---------------
300 at Page 442 of the real property records of Pike County, Kentucky, Mortgagor and Original Mortgagee amended the Original Mortgage to increase the maximum principal amount secured by the Original Mortgage from $25,000,000 to $30,000,000. By Second Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement (Boldman), dated as of September 8, 1995 (the "Second Amendment"), recorded October 27, 1995 in Book 337 at Page 321
           ----------------
of the real property records of Pike County, Kentucky, Mortgagor and Original Mortgagee amended the Original Mortgage to increase the maximum principal amount secured by the Original Mortgage from $30,000,000 to $32,500,000. By Third Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement (Boldman), dated as of May 31, 1996, (the "Third
                                                                   -----
Amendment"), recorded June 28, 1996 in Book 350 at Page 400 of the real property
---------
records of Pike County, Kentucky, Mortgagor and Original Mortgagee amended the Original Mortgage to increase the maximum principal amount secured by the Original Mortgage from $32,500,000 to $47,500,000. By Fourth Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement (Boldman), dated as of October 8, 1996 (the "Fourth Amendment"),
                                                       ----------------
recorded October 29, 1996 in Book 357 at Page 323 of the real property records of Pike County, Kentucky, Mortgagor and Original Mortgagee amended the Original Mortgage to evidence the assumption by Mortgagor of all obligations under the Mortgage and the purchase by First Chicago of an undivided interest in the loans and credit extended to Mortgagor. The Original Mortgage as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment is herein called the "Mortgage." Unless otherwise defined herein, capitalized
                   --------
terms used in this Amendment shall have the meaning assigned to them in the Mortgage.


     C.  The Mortgagor has entered into an Amended and Restated Credit
Agreement dated as of June 20, 1997 (the "Credit Agreement") with BMO, as Agent,
                                          ----------------
and certain lenders named therein (the "Lenders"), which amends and restates the
                                        -------
Loan Agreements.


     D. The Mortgagor, Norwest (as retiring Agent and Original Mortgagee), the Original Lenders, BMO (as successor Agent) and the Lenders have entered into certain agreements pursuant to which (1) the Original Lenders have assigned to the Lenders all their Loans and

                                                                      KY/Boldman


Commitments (as defined in the Loan Agreements) and other obligations, rights and benefits (including, without limitation, all obligations relating to letters of credit issued pursuant to the Working Capital Loan Agreement), and (2) BMO will replace Norwest, as "Agent," and "Mortgagee" under the Credit Agreement, the Mortgage and each other document executed in connection therewith.


     E. The Mortgagor, Norwest and BMO have agreed to execute this Amendment to evidence the above-referenced changes and the execution of the Credit Agreement, including, without limitation, the substitution of the Agent and the Mortgagee.


     F. The Lenders and the Mortgagee are the owners of the Obligations secured by the Mortgage.


     G. Mortgagor desires to increase the maximum principal amount secured by the Mortgage from $47,500,000 to $55,000,000.



                                 Amendment
                                 ---------


     NOW, THEREFORE, for ten dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:



     1. CHANGE OF AGENT; ASSIGNMENT. Upon the effectiveness of this Amendment, BMO is Agent for the Lenders and each reference to the "Agent" or "Mortgagee" in the Mortgage shall be a reference to BMO, together with any successor(s) thereto in such capacity. Norwest as retiring Agent and Original Mortgagee, hereby assigns to BMO in its capacity as successor Agent for the Lenders and as Mortgagee all of its rights, titles and interests in and to the Mortgage and all its rights, title, interests, liens, security interests, privileges, claims and demands in any of the Mortgage Property and in the Profits which are produced from or accrue to the Mortgaged Property granted or assigned to Norwest as "Agent" or "Mortgagee" pursuant to the Mortgage, which assignment is made without representations, warranties or recourse whatsoever, except those made by Norwest as an Original Lender.


     2.  TAXPAYER NUMBER.  The taxpayer I.D. number of BMO is 13-4941092.


     3. AMENDMENTS. (a) The definition of "Obligations" contained in the Mortgage is hereby amended such that Sections 1.01(a) and 1.01(b) of the Mortgage shall read in their entirety as follows:


               "(a)  Notes.  Payment of the indebtedness (including applicable
                     -----
     fees and interest thereon) evidenced by the Notes, in the maximum principal amount of

                                                                      KY/Boldman

     $55,000,000.00 in the aggregate at any one time outstanding under all the Notes, issued in connection with the Credit Agreement (as hereinafter defined) and of any and all renewals, modifications and extensions thereof, in whole or in part, including all future advances.


     The Notes are being issued in rearrangement and replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by the following promissory notes:

                    (1) That certain promissory note dated October 8, 1996, executed by Mortgagor as maker in the maximum principal sum of TEN MILLION DOLLARS AND NO CENTS ($10,000,000.00), payable to the order of Norwest, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the principal of said note being due and payable as provided in said note, and the final principal payment being due and payable, if not sooner paid, on the 30th day of June, 2002; said note being issued in rearrangement and replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by that certain promissory note dated September 8, 1995, executed by Mortgagor as maker, as amended by a First Allonge dated as of May 31, 1996, in the maximum principal sum of THIRTEEN MILLION THREE HUNDRED THIRTY-THREE THOUSAND THREE HUNDRED THIRTY-THREE DOLLARS AND THIRTY-THREE CENTS ($13,333,333.33), payable to the order of Norwest, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the principal of said note being due and payable as provided in said note, and the final principal payment being due and payable, if not sooner paid, on the 30th day of June, 2002; said note being issued in rearrangement and replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by that certain promissory note dated November 20, 1992, as amended by an Allonge dated September 14, 1993 and a Second Allonge dated March 23, 1994 (the "Original Norwest
                                                          ----------------
          Note");
          -------


                    (2) That certain promissory note dated October 8, 1996, executed by Mortgagor as maker in the maximum principal sum of TEN MILLION DOLLARS AND NO CENTS ($10,000,000.00), payable to the order of First American, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due,

                                                                      KY/Boldman

          the principal of said note being due and payable as provided in said note, and the final principal payment being due and payable, if not sooner paid, on the 30th day of June, 2002; said note being issued in rearrangement and replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by that certain promissory note dated September 8, 1995, executed by Mortgagor as maker, as amended by a First Allonge dated as of May 31, 1996, in the maximum principal sum of THIRTEEN MILLION THREE HUNDRED THIRTY-THREE THOUSAND THREE HUNDRED THIRTY-THREE DOLLARS AND THIRTY-THREE CENTS ($13,333,333.33), payable to the order of First American, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the principal of said note being due and payable as provided in said note, and the final principal payment being due and payable, if not sooner paid, on the 30th day of June, 2002; said note being issued in rearrangement and replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by that certain promissory note November 20, 1992, as amended by an Allonge dated September 14, 1993, and a Second Allonge dated March 23, 1994 (the "Original First American Note");
                                     ----------------------------


                    (3) That certain promissory note dated October 8, 1996, executed by Mortgagor as maker in the maximum principal sum of TEN MILLION DOLLARS AND NO CENTS ($10,000,000.00), payable to the order of Rothschild, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the principal of said note being due and payable as provided in said note, and the final principal payment being due and payable, if not sooner paid, on the 30th day of June, 2002; said note being issued in rearrangement and replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by that certain that certain promissory note dated September 8, 1995, executed by Mortgagor as maker, as amended by a First Allonge dated as of May 31, 1996, in the maximum principal sum of THIRTEEN MILLION THREE HUNDRED THIRTY-THREE THOUSAND THREE HUNDRED THIRTY-THREE DOLLARS AND THIRTY-THREE CENTS ($13,333,333.33), payable to the order of Rothschild, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the entire principal of said note being due and payable, if not sooner paid, on the 30th day of June, 2002; said note being issued in

                                                                      KY/Boldman

          rearrangement and partial replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by the Original Norwest Note and the Original First American Note (the "Original Rothschild Note");
           ------------------------

                    (4) That certain promissory note dated October 8, 1996, executed by Mortgagor as maker in the maximum principal sum of TEN MILLION DOLLARS AND NO CENTS ($10,000,000.00), payable to the order of First Chicago, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the principal of said note being due and payable as provided in said note, and the final principal payment being due and payable, if not sooner paid, on the 30th day of June, 2002; said note being issued in rearrangement and partial replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by the Original Norwest Note, the Original First American Note and the Original Rothschild Note (the "Original First Chicago Note");
           ---------------------------

                    (5) That certain promissory note dated October 8, 1996, executed by Mortgagor as maker, in the maximum principal sum of ONE MILLION EIGHT HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($1,875,000.00), payable to the order of Norwest, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the entire principal of said note being due and payable, if not sooner paid, on the 30th day of June, 1998; said note being issued in rearrangement and replacement, but not novation, extinguishment or discharge of, the indebtedness evidenced by that certain promissory note dated September 8, 1995, executed by Mortgagor as maker, as amended by a First Allonge dated as of May 31, 1996, in the maximum principal sum of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000.00), payable to the order of Norwest, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the entire principal of said note being due and payable, if not sooner paid, on the 30th day of June, 1998; said note being issued in rearrangement and replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by that certain promissory note dated November 20, 1992, as amended by a First Allonge to Working Capital Note dated March 23, 1994 (the "Original
                                                                     --------
          Norwest Working Capital Note");
          -------------------------------

                                                                      KY/Boldman

                    (6) That certain promissory note dated October 8, 1996, executed by Mortgagor as maker, in the maximum principal sum of ONE MILLION EIGHT HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($1,875,000.00), payable to the order of First American, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the entire principal of said note being due and payable, if not sooner paid, on the 30th day of June, 1998; said note being issued in rearrangement and replacement, but not novation, extinguishment or discharge of, the indebtedness evidenced by that certain promissory note dated September 8, 1995, executed by Mortgagor as maker, as amended by a First Allonge dated as of May 31, 1996, in the maximum principal sum of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000.00), payable to the order of First American, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the entire principal of said note being due and payable, if not sooner paid, on the 30th day of June, 1998; said note being issued in rearrangement and replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by that certain promissory note dated November 20, 1992, as amended by a First Allonge to Working Capital Note dated March 23, 1994 (the "Original First American Working Capital Note");
           --------------------------------------------


                    (7) That certain promissory note dated of even date October 8, 1996, executed by Mortgagor as maker, in the maximum principal sum of ONE MILLION EIGHT HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($1,875,000.00), payable to the order of Rothschild, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the entire principal of said note being due and payable, if not sooner paid, on the 30th day of June, 1998; said note being issued in rearrangement and replacement, but not novation, extinguishment or discharge of, the indebtedness evidenced by that certain promissory note dated September 8, 1995, executed by Mortgagor as maker, as amended by a First Allonge dated as of May 31, 1996, in the maximum principal sum of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000.00), payable to the order of Rothschild, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the entire principal of said note being due and payable, if not

                                                                      KY/Boldman

          sooner paid, on the 30th day of June, 1998; said note being issued in rearrangement and partial replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by the Original Norwest Working Capital Note and the Original First American Working Capital Note (the "Original Rothschild Working Capital Note");
                                     ----------------------------------------


                    (8) That certain promissory note dated October 8, 1996, executed by Mortgagor as maker, in the maximum principal sum of ONE MILLION EIGHT HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($1,875,000.00), payable to the order of First Chicago, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the entire principal of said note being due and payable, if not sooner paid, on the 30th day of June, 1998 (the "First Chicago Working
                                                    ---------------------
          Capital Note"); said note being issued in rearrangement and partial
          ------------
          replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by the Original Norwest Note, the Original First American Note and the Original Rothschild Note (the "Original
                                                                     --------
          First Chicago Note").
          ------------------


     all of the Notes being payable to the account designated by the Agent pursuant to the Credit Agreement, or at such other place as the Agent may designate in writing; and being given for valuable consideration received (all said Notes being incorporated herein by reference as fully and particularly as if set out herein verbatim).


               (b) Loan Agreements.  Payment and performance of all obligations
                   ---------------
     of Mortgagor under that certain Amended and Restated Credit Agreement, dated as of June 20, 1997 (as it may be amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"), among
                                                ----------------
     Mortgagor, Agent and Lenders, as such Credit Agreement amends and restates
     (i) that certain Loan Agreement dated as of November 20, 1992, among MWHP, Mortgagee, and the lenders therein named as amended by a First Amendment to Loan Agreement, dated as of September 14, 1993, a Second Amendment to Loan Agreement, dated as of March 23, 1994, a Third Amendment to Loan Agreement, dated as of September 8, 1995, a Fourth Amendment to Loan Agreement dated as of May 31, 1996, and as amended and restated in the Amended and Restated Loan Agreement, dated as of October 8, 1996, among Mortgagor, Mortgagee and the lenders therein named, as it may have been or may hereafter be amended or modified from time to time, and (i) that certain Working
     Capital Loan Agreement, dated as of November 20, 1992, among MWHP, Mortgagee, and the lenders therein named, as amended by a First Amendment to Working Capital Loan Agreement

                                                                      KY/Boldman

     dated as of March 23, 1994, a Second Amendment to Working Capital Loan Agreement dated as of September 8, 1995, a Third Amendment to Working Capital Loan Agreement dated as of May 31, 1996, and as amended and restated in the Amended and Restated Working Capital Loan Agreement of even date herewith among Mortgagor, Mortgagee and the lenders therein named, as amended or modified from time to time, including, without limitation, all obligations relating to letters of credit issued pursuant to the Working Capital Loan Agreement.


     The Credit Agreement includes a revolving line of credit. Funds may be advanced by the Lenders, repaid and subsequently readvanced by the Lenders. Notwithstanding the amount outstanding at any particular time, this Mortgage secures the total amount of indebtedness and all other Obligations under the Credit Agreement. Subject to the conditions stated in the Credit Agreement, all advances thereunder by the Lenders are obligatory and are secured by this Mortgage. The unpaid balance of revolving line of credit under the Credit Agreement may at certain times be zero. A zero balance does not affect the Lenders' obligation to advance funds and thus, it is the parties' intent that the lien of the Mortgagee hereunder will remain in full force and effect and with the same priority, notwithstanding a zero balance outstanding under the revolving line of credit under the Credit Agreement."



     (b) Subsections (B), (C), (D) and (E) of Sections 4.02 and 6.13 of the Mortgage are hereby amended to read in their entirety as follows:

     "   B.  Second, to the payment or prepayment of accrued interest remaining unpaid on the Obligations, as such terms are defined in Section 1.01 above;

         C. Third, to the payment or prepayment of principal remaining unpaid on the Obligations in such order as Mortgagee may elect; and

         D. Fourth, the remainder, if any, shall be paid to Mortgagor or such other person or persons as may be legally entitled thereto;".

     (c) Each reference to the phrase "Norwest and First American" contained in Sections 6.01, 7.10 and 7.16 of the Mortgage is hereby amended to read "the Lenders".

     (d) The terms "Loan Agreement" and "Loan Agreements" as used in the Mortgage are hereby amended to have the meaning of the term "Credit Agreement". The term "Lenders" as used in the Mortgage is hereby amended to have the meaning of the term "Lenders" under the Credit Agreement. References to the terms "Norwest" and "First American" as used in (a) the Recitals to the Mortgage and
(b) the preamble to Article II to the Mortgage are hereby amended

                                                                      KY/Boldman
to have the meaning of the term "Lenders" under the Credit Agreement.

           4. INCORPORATION AND REFERENCES. References in the Mortgage to "this Mortgage," "this instrument" and like terms shall be deemed to be references to the Mortgage as amended by this Fifth Amendment. When used in this Fifth Amendment or in the Mortgage, each reference to a term defined in the Mortgage which is amended by this Fifth Amendment, shall be deemed to be the term as amended by this Fifth Amendment, including, without limitation, references to the "Obligations," the "Credit Agreement," the "Loan Agreement," the "Loan Agreements," "Norwest," "First American," the "Notes" and the "Lenders" shall be deemed to be references to such terms as amended herein.

           5. CONFIRMATION. Mortgagor hereby adopts, ratifies, approves and confirms in every respect the Mortgage as amended by this Fifth Amendment, and hereby specifically reaffirms its obligations under the warranties, representations, covenants, agreements and indemnities and other provisions contained in the Mortgage as amended by this Fifth Amendment. To the extent necessary to confirm such amendments, Mortgagor hereby:

           B. Grants, bargains, sells, mortgages, assigns, transfers and conveys to Mortgagee, and grants to Mortgagee a security interest in, the Mortgaged Property, subject to the assignment of Profits and the proceeds thereof made under paragraph B below; TO HAVE AND TO HOLD all of the Mortgaged Property, together with all of the rights, privileges, benefits, hereditaments and appurtenances in any way belonging, incidental or pertaining thereto, to Mortgagee and its successors and assigns for the ratable benefit of the holders from time to time of the Notes, forever;

           C. Absolutely assigns to Mortgagee for the ratable benefit of the holders from time to time of the Notes all rents, royalties, issues, profits and income in, to or relating to the Mortgaged Property or to any of the estates, property rights, or other interests referred to above, together with all of the proceeds thereof and payments in lieu thereof.

           7. MISCELLANEOUS. This Fifth Amendment shall bind Mortgagor and inure to the benefit of Mortgagee and their respective successors and assignees. Except as specifically provided for in this Fifth Amendment (i) the Mortgage and the liens and security interests created thereby shall remain in full force and effect, and (ii) nothing contained in this Fifth Amendment shall be deemed to be, or construed as, a waiver of any terms, conditions or provisions of the Mortgage, or as a waiver of any other term, condition or provision. This Fifth Amendment may be executed in several original counterparts. Each counterpart shall be deemed to be an original for all purposes, and all counterparts shall together constitute but one and the same instrument.

                     [SIGNATURES BEGIN ON FOLLOWING PAGE]

                                                                      KY/Boldman

                                                                      KY/Boldman

     Executed as of the date first above stated.



                                           MARKWEST HYDROCARBON, INC.



                                           By:  /s/ Gerry Tyowniuk
                                                ---------------------------
                                           Name:  Gerry Tywoniuk
                                           Title: Vice President of Finance

                                                                      KY/Boldman

                              BANK OF MONTREAL, AS AGENT



                              By:  /s/ Donald G. Skipper
                                   ---------------------
                              Name:    Donald G. Skipper
                              Title:   Director

                                                                      KY/Boldman

                              NORWEST BANK COLORADO, NATIONAL
                              ASSOCIATION, AS RETIRING AGENT



                              By:   /s/ Thomas M. Foncannon
                                    -----------------------
                              Name:   Thomas M. Foncannon
                              Title:  Vice President

                                                                      KY/Boldman

                        (Colorado, Texas and Kentucky)



STATE OF TEXAS        )

                      ) ss.

COUNTY OF HARRIS      )



     The foregoing instrument was acknowledged before me this 23rd day of
                                                              ----
June, 1997, by Gerry Tywoniuk as Vice President of Finance, of MARKWEST HYDROCARBON, INC., a Delaware corporation, on behalf of said corporation.


                                    In Witness Whereof, I hereunto set my hand.


                                    /s/ Margi Attra
                                    --------------------------
(SEAL)                              Margi Attra, Notary Public
                                    -----------


                                    My Commission Expires:  11/3/97
                                                          ----------

                                                                      KY/Boldman

                        (Colorado, Texas and Kentucky)



STATE OF TEXAS        )

                      ) ss.

COUNTY OF HARRIS      )


     The foregoing instrument was acknowledged before me this 23rd day of
                                                              ----
June, 1997, by Donald G. Skipper, as Director of BANK OF MONTREAL, as Agent, on
               -----------------     --------
behalf of said bank.

                                    /s/ Margi Attra
                                    --------------------------
(SEAL)                              Margi Attra, Notary Public
                                    -----------


                                    My Commission Expires:   11/3/97
                                                          -----------

                                                                      KY/Boldman

                        (Colorado, Texas and Kentucky)



STATE OF COLORADO      )

                       ) ss.

COUNTY OF DENVER       )
          ------


     The foregoing instrument was acknowledged before me this 23rd day of
                                                              ----
June, 1997, by Thomas M. Foncannon, as Vice President of NORWEST BANK COLORADO, NATIONAL ASSOCIATION, a national banking association, as Agent, on behalf of said national banking association.


                                    /s/ LaFhonne Page
                                    ----------------------------
(SEAL)                              LaFhonne Page, Notary Public
                                    -------------



                                    My Commission Expires:  6/21/07
                                                          -----------



THIS INSTRUMENT PREPARED
BY AND PLEASE RETURN TO:

Francis R. Bradley, III, Attorney
Mayer, Brown & Platt
700 Louisiana, Suite 3600
Houston, Texas 77002

                                                                       EXHIBIT K
                                                                       KY/Siloam

                              FIFTH AMENDMENT TO
                         MORTGAGE, SECURITY AGREEMENT,
                      ASSIGNMENT OF PROFITS AND PROCEEDS
                            AND FINANCING STATEMENT
                                   (SILOAM)

                           Dated as of June 20, 1997

                     in the aggregate principal amount of:
                                $55,000,000.00

                                     from

  MARKWEST HYDROCARBON, INC., a Delaware corporation, (successor in interest to MARKWEST HYDROCARBON PARTNERS, LTD.,
   a Colorado limited partnership) with an office and place of business at:

                          5613 DTC Parkway, Suite 400
                           Englewood, Colorado 80111
                               (the "Mortgagor")
                                     ---------

                                      to

                               BANK OF MONTREAL,
                                   AS AGENT,
                   with an office and place of business at:

                           700 Louisiana, Suite 4400
                             Houston, Texas 77002
                               (the "Mortgagee")
                                     ---------

                                      of

                         Siloam Fractionating Facility
                             and other Collateral

                      After recording, please return to:
                             MAYER, BROWN & PLATT
                           700 Louisiana, Suite 3600
                             Houston, Texas 77002
                         Attn: Francis R. Bradley, III


                         -----------------------------
                            Francis R. Bradley, III

                                                                       KY/Siloam

                          FIFTH AMENDMENT TO MORTGAGE,
                         SECURITY AGREEMENT, ASSIGNMENT
                          OF PROFITS AND PROCEEDS AND
                              FINANCING STATEMENT
                                    (SILOAM)



     THIS FIFTH AMENDMENT (the "Amendment") is made as of the 20th day of June,
                                ---------
1997, between MARKWEST HYDROCARBON, INC., a Delaware corporation, (successor in interest to MARKWEST HYDROCARBON PARTNERS, LTD. ("MWHP")) ("Mortgagor"), with an
                                                  ---       ---------
address of 5613 DTC Parkway, Suite 400, Englewood, Colorado 80111, and BANK OF MONTREAL (hereinafter called "BMO"), as Agent (the "Mortgagee") for itself and
                              ---                   ---------
the other Lenders, and Norwest Bank Colorado, National Association (successor to Norwest Bank Denver, National Association), a national banking association, whose address is 1740 Broadway, Denver, Colorado, 80274-8699, Attention: Energy and Minerals Group (hereinafter called "Norwest"), as retiring agent ("Original
                                         -------                        --------
Mortgagee") for itself, First American National Bank, a national banking
---------
association ("First American"), N M Rothschild and Sons Limited, a company
              --------------
organized and existing under the laws of England ("Rothschild"), and The First
                                                   ----------
National Bank of Chicago, a national banking association ("First Chicago", and
                                                           -------------
together with Norwest, First American and Rothschild, the "Original Lenders").
                                                           ----------------

                                 Recitals
                                 --------

     A. The Mortgagor, the Original Lenders and the Original Mortgagee have entered into (i) that certain Loan Agreement, dated as of November 20, 1992, among MWHP, Original Mortgagee, Norwest and First American, as amended by a First Amendment to Loan Agreement, dated as of September 14, 1993, a Second Amendment to Loan Agreement, dated as of March 23, 1994, a Third Amendment to Loan Agreement, dated as of September 8, 1995, a Fourth Amendment to Loan Agreement, dated as of May 31, 1996, and as amended and restated in the Amended and Restated Loan Agreement, dated as of October 8, 1996, among Mortgagor, Original Mortgagee and the Original Lenders, as it may have been or may hereafter be amended or modified from time to time (as amended, the "Revolver
                                                                     --------
Loan Agreement"), and (ii) that certain Working Capital Loan Agreement, dated as
--------------
of November 20, 1992, among MWHP, Original Mortgagee, Norwest and First American, as amended by a First Amendment to Working Capital Loan Agreement, dated as of March 23, 1994, a Second Amendment to Working Capital Loan Agreement, dated as of September 8, 1995, a Third Amendment to Working Capital Loan Agreement, dated as of May 31, 1996, and as amended and restated in the Amended and Restated Working Capital Loan Agreement, dated as of October 8, 1996, among Mortgagor, Original Mortgagee and the Original Lenders, as amended or modified from time to time (as amended, the

                                                                       KY/Siloam

"Working Capital Loan Agreement") (the Revolver/Term Loan Agreement and the
 ------------------------------
Working Capital Loan Agreement being referred to herein collectively as the "Loan Agreements").
 ---------------

     B.  By Mortgage, Security Agreement, Assignment of Profits and Proceeds
and Financing Statement (the "Original Mortgage"), dated as of November 20,
                              -----------------
1992, and recorded November 24, 1992, in Book 306 at Page 681 of the Mortgage records of Greenup County, Kentucky, and on November 25, 1992 as instrument number 419910, in Book 565 at Page 310 of the Mortgage records of Boyd County, Kentucky, Mortgagor conveyed the Mortgaged Property to Original Mortgagee to secure the payment of the indebtedness referred to therein and the performance of the other Obligations (as such term is defined therein). By First Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement dated as of September 14, 1993 (the "First Amendment"),
                                                         ---------------
recorded October 5, 1993 in Book 319 at Page 489 of the Mortgage records of Greenup County, Kentucky, and on October 7, 1993 as instrument number 428419 in Book 584 at Page 162 of the Mortgage records of Boyd County, Kentucky, Mortgagor and Original Mortgagee amended the Original Mortgage to increase the maximum principal amount secured by the Original Mortgage from $25,000,000 to $30,000,000. By Second Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement dated as of September 8, 1995, (the "Second Amendment"), recorded October 3, 1995 in Book 347 at Page 628 of the
 ----------------
Mortgage Records of Greenup County, Kentucky, and on May 31, 1996 in Book 635 at Page 411 of the Mortgage Records of Boyd County, Kentucky, Mortgagor and Original Mortgagee amended the Original Mortgage to increase the maximum principal amount secured by the Original Mortgage from $30,000,000 to $32,500,000. By Third Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement dated as of May 31, 1996, (the "Third Amendment"), recorded June 17, 1996 in Book 357 at Page 236 of the
 ---------------
mortgage records of Greenup County, Kentucky and recorded July 8, 1996 in Book 637 at Page 480 of the mortgage records of Boyd County, Kentucky Mortgagor and Original Mortgagee amended the Original Mortgage to increase the maximum principal amount secured by the Original Mortgage from $32,500,000 to $47,500,000. By Fourth Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement dated as of October 8, 1996, (the "Fourth Amendment"), recorded October 28, 1996 in Book 363 at Page 317 of the
 ----------------
mortgage records of Greenup County, Kentucky, and recorded November 8, 1996 in Book 645 at Page 689 of the mortgage records of Boyd County, Kentucky, Mortgagor and Original Mortgagee amended the Original Mortgage to evidence the assumption by Mortgagor of all obligations under the Mortgage and the purchase by First Chicago of an undivided interest in the loans and credit extended to Mortgagor. The Original Mortgage as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment is herein called the "Mortgage."
                                                                   --------
Unless otherwise defined herein, capitalized terms used in this Amendment shall have the meaning assigned to them in the Mortgage.

                                                                       KY/Siloam

     C.  The Mortgagor has entered into an Amended and Restated Credit
Agreement dated as of June 20, 1997 (the "Credit Agreement") with BMO, as Agent,
                                          ----------------
and certain lenders named therein (the "Lenders"), which amends and restates the
                                        -------
Loan Agreements.

     D. The Mortgagor, Norwest (as retiring Agent, and Original Mortgagee), the Original Lenders, BMO (as successor Agent) and the Lenders have entered into certain agreements pursuant to which (1) the Original Lenders have assigned to the Lenders all their Loans and Commitments (as defined in the Loan Agreements) and other obligations, rights and benefits (including, without limitation, all obligations relating to letters of credit issued pursuant to the Working Capital Loan Agreement), and (2) BMO will replace Norwest, as "Agent," and "Mortgagee" under the Credit Agreement, the Mortgage and each other document executed in connection therewith.

     E. The Mortgagor, Norwest and BMO have agreed to execute this Amendment to evidence the above-referenced changes and the execution of the Credit Agreement, including, without limitation, the substitution of the Agent and the Mortgagee.

     F. The Lenders and the Mortgagee are the owners of the Obligations secured by the Mortgage.

     G. Mortgagor desires to increase the maximum principal amount secured by the Mortgage from $47,500,000 to $55,000,000.


                                 Amendment
                                 ---------

     NOW, THEREFORE, for ten dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. CHANGE OF AGENT; ASSIGNMENT. Upon the effectiveness of this Amendment, BMO is Agent for the Lenders and each reference to the "Agent" or "Mortgagee" in the Mortgage shall be a reference to BMO, together with any successor(s) thereto in such capacity. Norwest as retiring Agent and Original Mortgagee, hereby assigns to BMO in its capacity as successor Agent for the Lenders and as Mortgagee all of its rights, titles and interests in and to the Mortgage and all its rights, title, interests, liens, security interests, privileges, claims and demands in any of the Mortgage Property and in the Profits which are produced from or accrue to the Mortgaged Property granted or assigned to Norwest as "Agent" or "Mortgagee" pursuant to the Mortgage, which assignment is made without representations, warranties or recourse whatsoever, except those made by Norwest as an Original Lender.

                                                                       KY/Siloam

     2.  TAXPAYER NUMBER.  The taxpayer I.D. number of BMO is 13-4941092.

     3. AMENDMENTS. (a) The definition of "Obligations" contained in the Mortgage is hereby amended such that Sections 1.01(a) and 1.01(b) of the Mortgage shall read in their entirety as follows:

               "(a)  Notes.  Payment of the indebtedness (including applicable
                     -----
     fees and interest thereon) evidenced by the Notes, in the maximum principal amount of $55,000,000.00 in the aggregate at any one time outstanding under all the Notes, issued in connection with the Credit Agreement (as hereinafter defined) and of any and all renewals, modifications and extensions thereof, in whole or in part, including all future advances.

     The Notes are being issued in rearrangement and replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by the following promissory notes:

                    (1) That certain promissory note dated October 8, 1996, executed by Mortgagor as maker in the maximum principal sum of TEN MILLION DOLLARS AND NO CENTS ($10,000,000.00), payable to the order of Norwest, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the principal of said note being due and payable as provided in said note, and the final principal payment being due and payable, if not sooner paid, on the 30th day of June, 2002; said note being issued in rearrangement and replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by that certain promissory note dated September 8, 1995, executed by Mortgagor as maker, as amended by a First Allonge dated as of May 31, 1996, in the maximum principal sum of THIRTEEN MILLION THREE HUNDRED THIRTY-THREE THOUSAND THREE HUNDRED THIRTY-THREE DOLLARS AND THIRTY-THREE CENTS ($13,333,333.33), payable to the order of Norwest, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the principal of said note being due and payable as provided in said note, and the final principal payment being due and payable, if not sooner paid, on the 30th day of June, 2002; said note being issued in rearrangement and replacement, but not in novation,

                                                                       KY/Siloam

          extinguishment or discharge, of the indebtedness evidenced by that certain promissory note dated November 20, 1992, as amended by an Allonge dated September 14, 1993 and a Second Allonge dated March 23, 1994 (the "Original Norwest Note");
                     ---------------------

                    (2) That certain promissory note dated October 8, 1996, executed by Mortgagor as maker in the maximum principal sum of TEN MILLION DOLLARS AND NO CENTS ($10,000,000.00), payable to the order of First American, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the principal of said note being due and payable as provided in said note, and the final principal payment being due and payable, if not sooner paid, on the 30th day of June, 2002; said note being issued in rearrangement and replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by that certain promissory note dated September 8, 1995, executed by Mortgagor as maker, as amended by a First Allonge dated as of May 31, 1996, in the maximum principal sum of THIRTEEN MILLION THREE HUNDRED THIRTY-THREE THOUSAND THREE HUNDRED THIRTY-THREE DOLLARS AND THIRTY-THREE CENTS ($13,333,333.33), payable to the order of First American, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the principal of said note being due and payable as provided in said note, and the final principal payment being due and payable, if not sooner paid, on the 30th day of June, 2002; said note being issued in rearrangement and replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by that certain promissory note November 20, 1992, as amended by an Allonge dated September 14, 1993, and a Second Allonge dated March 23, 1994 (the "Original First
                                                                --------------
          American Note");
          ----------------

                    (3) That certain promissory note dated October 8, 1996, executed by Mortgagor as maker in the maximum principal sum of TEN MILLION DOLLARS AND NO CENTS ($10,000,000.00), payable to the order of Rothschild, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the principal of said note being due and payable as provided in said note, and the final principal payment being due and payable, if not sooner paid, on the 30th day of

                                                                       KY/Siloam

          June, 2002; said note being issued in rearrangement and replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by that certain that certain promissory note dated September 8, 1995, executed by Mortgagor as maker, as amended by a First Allonge dated as of May 31, 1996, in the maximum principal sum of THIRTEEN MILLION THREE HUNDRED THIRTY-THREE THOUSAND THREE HUNDRED THIRTY-THREE DOLLARS AND THIRTY-THREE CENTS ($13,333,333.33), payable to the order of Rothschild, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the entire principal of said note being due and payable, if not sooner paid, on the 30th day of June, 2002; said note being issued in rearrangement and partial replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by the Original Norwest Note and the Original First American Note (the "Original Rothschild Note");
                                    ------------------------

                    (4) That certain promissory note dated October 8, 1996, executed by Mortgagor as maker in the maximum principal sum of TEN MILLION DOLLARS AND NO CENTS ($10,000,000.00), payable to the order of First Chicago, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the principal of said note being due and payable as provided in said note, and the final principal payment being due and payable, if not sooner paid, on the 30th day of June, 2002; said note being issued in rearrangement and partial replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by the Original Norwest Note, the Original First American Note and the Original Rothschild Note (the "Original First Chicago Note");
           ---------------------------

                    (5) That certain promissory note dated October 8, 1996, executed by Mortgagor as maker, in the maximum principal sum of ONE MILLION EIGHT HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($1,875,000.00), payable to the order of Norwest, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the entire principal of said note being due and payable, if not sooner paid, on the 30th day of June, 1998; said note being issued in rearrangement and replacement, but not novation, extinguishment or discharge of, the indebtedness evidenced by that certain promissory note dated September 8, 1995, executed by Mortgagor as maker, as amended by a First Allonge dated as

                                                                      KY/Siloam

          of May 31, 1996, in the maximum principal sum of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000.00), payable to the order of Norwest, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the entire principal of said note being due and payable, if not sooner paid, on the 30th day of June, 1998; said note being issued in rearrangement and replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by that certain promissory note dated November 20, 1992, as amended by a First Allonge to Working Capital Note dated March 23, 1994 (the "Original Norwest Working Capital Note");
                               -------------------------------------

                    (6) That certain promissory note dated October 8, 1996, executed by Mortgagor as maker, in the maximum principal sum of ONE MILLION EIGHT HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($1,875,000.00), payable to the order of First American, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the entire principal of said note being due and payable, if not sooner paid, on the 30th day of June, 1998; said note being issued in rearrangement and replacement, but not novation, extinguishment or discharge of, the indebtedness evidenced by that certain promissory note dated September 8, 1995, executed by Mortgagor as maker, as amended by a First Allonge dated as of May 31, 1996, in the maximum principal sum of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000.00), payable to the order of First American, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the entire principal of said note being due and payable, if not sooner paid, on the 30th day of June, 1998; said note being issued in rearrangement and replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by that certain promissory note dated November 20, 1992, as amended by a First Allonge to Working Capital Note dated March 23, 1994 (the "Original First American Working Capital Note");
           --------------------------------------------

                    (7) That certain promissory note dated of even date October 8, 1996, executed by Mortgagor as maker, in the maximum principal sum of ONE MILLION EIGHT HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($1,875,000.00), payable to the order of Rothschild, bearing interest from date

                                                                       KY/Siloam

          until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the entire principal of said note being due and payable, if not sooner paid, on the 30th day of June, 1998; said note being issued in rearrangement and replacement, but not novation, extinguishment or discharge of, the indebtedness evidenced by that certain promissory note dated September 8, 1995, executed by Mortgagor as maker, as amended by a First Allonge dated as of May 31, 1996, in the maximum principal sum of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000.00), payable to the order of Rothschild, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the entire principal of said note being due and payable, if not sooner paid, on the 30th day of June, 1998; said note being issued in rearrangement and partial replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by the Original Norwest Working Capital Note and the Original First American Working Capital Note (the "Original Rothschild Working
                                              ---------------------------
          Capital Note");
          ------------

                    (8) That certain promissory note dated October 8, 1996, executed by Mortgagor as maker, in the maximum principal sum of ONE MILLION EIGHT HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($1,875,000.00), payable to the order of First Chicago, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the entire principal of said note being due and payable, if not sooner paid, on the 30th day of June, 1998 (the "First Chicago Working
                                                    ---------------------
          Capital Note"); said note being issued in rearrangement and partial
          ------------
          replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by the Original Norwest Note, the Original First American Note and the Original Rothschild Note (the "Original
                                                                     --------
          First Chicago Note").
          ------------------

     all of the Notes being payable to the account designated by the Agent pursuant to the Credit Agreement, or at such other place as the Agent may designate in writing; and being given for valuable consideration received (all said Notes being incorporated herein by reference as fully and particularly as if set out herein verbatim).

               (b) Loan Agreements.  Payment and performance of all obligations
                   ---------------
     of

                                                                       KY/Siloam

     Mortgagor under that certain Amended and Restated Credit Agreement, dated as of June 20, 1997 (as it may be amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"), among
                                                ----------------
     Mortgagor, Agent and Lenders, as such Credit Agreement amends and restates
     (i) that certain Loan Agreement dated as of November 20, 1992, among MWHP, Mortgagee, and the lenders therein named as amended by a First Amendment to Loan Agreement, dated as of September 14, 1993, a Second Amendment to Loan Agreement, dated as of March 23, 1994, a Third Amendment to Loan Agreement, dated as of September 8, 1995, a Fourth Amendment to Loan Agreement dated as of May 31, 1996, and as amended and restated in the Amended and Restated Loan Agreement, dated as of October 8, 1996, among Mortgagor, Mortgagee and the lenders therein named, as it may have been or may hereafter be amended or modified from time to time, and (i) that certain Working
     Capital Loan Agreement, dated as of November 20, 1992, among MWHP, Mortgagee, and the lenders therein named, as amended by a First Amendment to Working Capital Loan Agreement dated as of March 23, 1994, a Second Amendment to Working Capital Loan Agreement dated as of September 8, 1995, a Third Amendment to Working Capital Loan Agreement dated as of May 31, 1996, and as amended and restated in the Amended and Restated Working Capital Loan Agreement of even date herewith among Mortgagor, Mortgagee and the lenders therein named, as amended or modified from time to time, including, without limitation, all obligations relating to letters of credit issued pursuant to the Working Capital Loan Agreement.

     The Credit Agreement includes a revolving line of credit. Funds may be advanced by the Lenders, repaid and subsequently readvanced by the Lenders. Notwithstanding the amount outstanding at any particular time, this Mortgage secures the total amount of indebtedness and all other Obligations under the Credit Agreement. Subject to the conditions stated in the Credit Agreement, all advances thereunder by the Lenders are obligatory and are secured by this Mortgage. The unpaid balance of revolving line of credit under the Credit Agreement may at certain times be zero. A zero balance does not affect the Lenders' obligation to advance funds and thus, it is the parties' intent that the lien of the Mortgagee hereunder will remain in full force and effect and with the same priority, notwithstanding a zero balance outstanding under the revolving line of credit under the Credit Agreement."

     (b) Subsections (B), (C), (D) and (E) of Sections 4.02 and 6.13 of the Mortgage are hereby amended to read in their entirety as follows:

     " B. Second, to the payment or prepayment of accrued interest remaining unpaid on the Obligations, as such terms are defined in Section 1.01 above;

                                                                       KY/Siloam

          C. Third, to the payment or prepayment of principal remaining unpaid on the Obligations in such order as Mortgagee may elect; and

          D. Fourth, the remainder, if any, shall be paid to Mortgagor or such other person or persons as may be legally entitled thereto;".

     (c) Each reference to the phrase "Norwest and First American" contained in Sections 6.01, 7.10 and 7.16 of the Mortgage is hereby amended to read "the Lenders".

     (d) The terms "Loan Agreement" and "Loan Agreements" as used in the Mortgage are hereby amended to have the meaning of the term "Credit Agreement". The term "Lenders" as used in the Mortgage is hereby amended to have the meaning of the term "Lenders" under the Credit Agreement. References to the terms "Norwest" and "First American" as used in (a) the Recitals to the Mortgage and
(b) the preamble to Article II to the Mortgage are hereby amended to have the meaning of the term "Lenders" under the Credit Agreement.

          4.  INCORPORATION AND REFERENCES.  References in the Mortgage to
"this Mortgage," "this instrument" and like terms shall be deemed to be references to the Mortgage as amended by this Fifth Amendment. When used in this Fifth Amendment or in the Mortgage, each reference to a term defined in the Mortgage which is amended by this Fifth Amendment, shall be deemed to be the term as amended by this Fifth Amendment, including, without limitation, references to the "Obligations," the "Credit Agreement," the "Loan Agreement," the "Loan Agreements," "Norwest," "First American," the "Notes" and the "Lenders" shall be deemed to be references to such terms as amended herein.

          5. CONFIRMATION. Mortgagor hereby adopts, ratifies, approves and confirms in every respect the Mortgage as amended by this Fifth Amendment, and hereby specifically reaffirms its obligations under the warranties, representations, covenants, agreements and indemnities and other provisions contained in the Mortgage as amended by this Fifth Amendment. To the extent necessary to confirm such amendments, Mortgagor hereby:

          B. Grants, bargains, sells, mortgages, assigns, transfers and conveys to Mortgagee, and grants to Mortgagee a security interest in, the Mortgaged Property, subject to the assignment of Profits and the proceeds thereof made under paragraph B below; TO HAVE AND TO HOLD all of the Mortgaged Property, together with all of the rights, privileges, benefits, hereditaments and appurtenances in any way belonging, incidental or pertaining thereto, to Mortgagee and its successors and assigns for the ratable benefit of the holders from time to time of the Notes, forever;

                                                                       KY/Siloam

          C. Absolutely assigns to Mortgagee for the ratable benefit of the holders from time to time of the Notes all rents, royalties, issues, profits and income in, to or relating to the Mortgaged Property or to any of the estates, property rights, or other interests referred to above, together with all of the proceeds thereof and payments in lieu thereof.

          7. MISCELLANEOUS. This Fifth Amendment shall bind Mortgagor and inure to the benefit of Mortgagee and their respective successors and assignees. Except as specifically provided for in this Fifth Amendment (i) the Mortgage and the liens and security interests created thereby shall remain in full force and effect, and (ii) nothing contained in this Fifth Amendment shall be deemed to be, or construed as, a waiver of any terms, conditions or provisions of the Mortgage, or as a waiver of any other term, condition or provision. This Fifth Amendment may be executed in several original counterparts. Each counterpart shall be deemed to be an original for all purposes, and all counterparts shall together constitute but one and the same instrument.



                     [SIGNATURES BEGIN ON FOLLOWING PAGE]

                                                                       KY/Siloam

     Executed as of the date first above stated.


                              MARKWEST HYDROCARBON, INC.


                              By:  /s/ Gerry Tywoniuk
                                   -----------------------------
                              Name:    Gerry Tywoniuk
                              Title:   Vice President of Finance

                                                                       KY/Siloam

                              BANK OF MONTREAL, AS AGENT


                              By:  /s/ Donald G. Skipper
                                   ---------------------
                              Name:    Donald G. Skipper
                              Title:   Director

                                                                       KY/Siloam

                              NORWEST BANK COLORADO, NATIONAL
                              ASSOCIATION, AS RETIRING AGENT


                              By:  /s/ Thomas M. Foncannon
                                   -----------------------
                              Name:    Thomas M. Foncannon
                              Title:   Vice President

                                                                       KY/Siloam

                        (Colorado, Texas and Kentucky)



STATE OF TEXAS        )

                      ) ss.

COUNTY OF HARRIS      )



     The foregoing instrument was acknowledged before me this 23rd day of
                                                              ----
June, 1997, by Gerry Tywoniuk as Vice President of Finance, of MARKWEST HYDROCARBON, INC., a Delaware corporation, on behalf of said corporation.


                                    In Witness Whereof, I hereunto set my hand.


                                    /s/ Margi Attra
                                    --------------------------
(SEAL)                              Margi Attra, Notary Public
                                    -----------



                                    My Commission Expires:  11/3/97
                                                          ----------

                                                                       KY/Siloam

                        (Colorado, Texas and Kentucky)



STATE OF TEXAS        )

                      ) ss.

COUNTY OF HARRIS      )



     The foregoing instrument was acknowledged before me this 23rd day of
                                                              ----
June, 1997, by Donald G. Skipper, as Director of BANK OF MONTREAL, as Agent, on
               -----------------     --------
behalf of said bank.


                                    /s/ Margi Attra
                                    --------------------------
(SEAL)                              Margi Attra, Notary Public
                                    -----------



                                    My Commission Expires:   11/3/97
                                                          -----------

                                                                       KY/Siloam

                        (Colorado, Texas and Kentucky)



STATE OF COLORADO      )

                       ) ss.

COUNTY OF DENVER       )
          ------



     The foregoing instrument was acknowledged before me this 23rd day of
                                                              ----
June, 1997, by Thomas M. Foncannon, as Vice President of NORWEST BANK COLORADO, NATIONAL ASSOCIATION, a national banking association, as Agent, on behalf of said national banking association.


                                    /s/ LaFhonne Page
                                    ----------------------------
(SEAL)                              LaFhonne Page, Notary Public
                                    -------------



                                    My Commission Expires:  6/21/07
                                                          -----------



THIS INSTRUMENT PREPARED
BY AND PLEASE RETURN TO:

Francis R. Bradley, III, Attorney
Mayer, Brown & Platt
700 Louisiana, Suite 3600
Houston, Texas 77002

                                                                       EXHIBIT L
                                                                          W. Va.

                        FIFTH AMENDMENT TO A CREDIT LINE
               DEED OF TRUST WITH SECURITY AGREEMENT, ASSIGNMENT
                OF PROFITS AND PROCEEDS AND FINANCING STATEMENT

          THIS FIFTH AMENDMENT (the "Amendment") is made as of the 20th day of
                                     ---------
June, 1997, between MARKWEST HYDROCARBON, INC., a Delaware corporation, (successor in interest to MARKWEST HYDROCARBON PARTNERS, LTD. ("MWHP"))
                                                                ----
("Grantor"), with an address of 5613 DTC Parkway, Suite 400, Englewood, Colorado
  -------
80111, George A. Patterson, III, AS TRUSTEE (the "Trustee"),  with an address of
                                                  -------
600 Quarrier Street, Charleston, Kanawha County, West Virginia 25301, and BANK OF MONTREAL (hereinafter called "BMO"), as Agent (hereinafter the "Beneficiary")
                                 ---                               -----------
for itself and the other Lenders, and Norwest Bank Colorado, National Association (successor to Norwest Bank Denver, National Association), a national banking association, whose address is 1740 Broadway, Denver, Colorado, 80274-8699, Attention: Energy and Minerals Group (hereinafter called "Norwest"), as
                                                                 -------
retiring agent ("Original Beneficiary") for itself, First American National
                 --------------------
Bank, a national banking association ("First American"), N M Rothschild and Sons
                                       --------------
Limited, a company organized and existing under the laws of England ("Rothschild"), and The First National Bank of Chicago, a national banking
  ----------
association ("First Chicago", and together with Norwest, First American and
              -------------
Rothschild, the "Original Lenders").
                 ----------------

                                    RECITALS
                                    --------

          A. The Grantor, the Original Lenders and the Original Beneficiary have entered into (i) that certain Loan Agreement dated as of November 20, 1992, among MWHP, Beneficiary, Norwest and First American, as amended by a First Amendment to Loan Agreement, dated as of September 14, 1993, a Second Amendment to Loan Agreement, dated as of March 23, 1994, a Third Amendment to Loan Agreement, dated as of September 8, 1995, a Fourth Amendment to Loan Agreement, dated as of May 31, 1996, and as amended and restated in the Amended and Restated Loan Agreement, dated as of October 8, 1996, among Grantor, Original Beneficiary and the Original Lenders, as it may have been or may hereafter be amended or modified from time to time (as amended, the "Revolver/Term Loan
                                                        ------------------
Agreement"), and (ii) that certain Working Capital Loan Agreement, dated as of
---------
November 20, 1992, among MWHP, Original Beneficiary, Norwest and First American, as amended by a First Amendment to Working Capital Loan Agreement, dated as of March 23, 1994, a Second Amendment to Working Capital Loan Agreement, dated as of September 8, 1995, a Third Amendment to Working Capital Loan Agreement, dated as of May 31, 1996, and as amended and restated in the Amended and Restated Working Capital Loan Agreement, dated as of October 8, 1996, among Grantor, Original Beneficiary and the Original Lenders, as amended or modified from time to time (as amended, the "Working Capital Loan
                          --------------------

                                                                       EXHIBIT L
                                                                            W.Va

Agreement") (the Revolver/Term Loan Agreement and the Working Capital Loan
---------
Agreement being referred to herein collectively as the "Loan Agreements").
                                                        ---------------

          B. By A Credit Line Deed of Trust with Security Agreement, Assignment of Profits and Proceeds and Financing Statement (the "Original Deed of Trust"),
                                                      ----------------------
dated as of November 20, 1992, and recorded December 17, 1992, in Book 2078 at Page 629 as instrument number 249302 of the real property records of Kanawha County, West Virginia, and on December 17, 1992 in Book 407 at page 495 as instrument number 15367 of the real property records of Wayne County, West Virginia, Grantor conveyed the Mortgaged Property to Trustee to secure the payment of the indebtedness referred to therein and the performance of the other Obligations (as such term is defined therein). By First Amendment to a Credit Line Deed of Trust with Security Agreement, Assignment of Profits and Proceeds and Financing Statement dated as of September 14, 1993, and recorded October 4, 1993, in Book 2128 at Page 966 as instrument number 303878 of the real property records of Kanawha County, West Virginia and on October 6, 1993, in Book 417 at Page 572 as instrument number 22904 of the real property records of Wayne County, West Virginia (the "First Amendment"), Grantor, the Trustee and Original
                            ---------------
Beneficiary amended the Original Deed of Trust to increase the maximum principal amount secured by the Original Deed of Trust from $25,000,000 to $30,000,000.
By a Second Amendment to a Credit Line Deed of Trust with Security Agreement, Assignment of Profits and Proceeds and Financing Statement dated as of September 8, 1995, and recorded October 3, 1995, in Book 2251 at Page 850 as instrument number 443946 of the real property records of Kanawha County, West Virginia and on September 28, 1995, in Book 443 at Page 128 as instrument number 42345 and on October 11, 1995, in Book 443, Page 561 as instrument number 42679 of the real property records of Wayne County, West Virginia (the "Second Amendment"),
                                                      ----------------
Grantor, the Trustee, and Original Beneficiary amended the Original Deed of Trust to increase the maximum principal amount secured by the Original Deed of Trust from $30,000,000 to $32,500,000. By Third Amendment to A Credit Line Deed of Trust with Security Agreement, Assignment of Profits and Proceeds and Financing Statement, dated as of May 31, 1996, recorded July 19, 1996 in Book 2304 at Page 610 of the real property records of Kanawha County, West Virginia and on August 5, 1996, in Book 455 at Page 213 as instrument number 51125 of the real property records of Wayne County, West Virginia, (the "Third Amendment"),
                                                            ---------------
Grantor, Trustee, and Original Beneficiary amended the Original Deed of Trust to increase the maximum principal amount secured by the Original Deed of Trust as amended by the First Amendment and the Second Amendment from $32,500,000 to $47,500,000. By Fourth Amendment to A Credit Line Deed of Trust with Security Agreement, Assignment of Profits and Proceeds and Financing Statement, dated as of October 8, 1996, recorded October 29, 1996 in Book 2323 at Page 730 of the real property records of Kanawha County, West Virginia and on October 28, 1996, in Book 459 at Page 272 of the real property records of Wayne County, West Virginia, (the "Fourth Amendment"), Grantor, Trustee, and Original Beneficiary
                ----------------
amended the Original Deed of Trust to

                                                                            W.Va

evidence the assumption by Grantor of all obligations under the Deed of Trust and the purchase by First Chicago of an undivided interest in the loans and credit extended to Grantor. The Original Deed of Trust as amended by the First Amendment, the Second Amendment and the Third Amendment is herein called the "Deed of Trust." Unless otherwise defined herein, capitalized terms used in this
 -------------
Amendment shall have the meaning assigned to them in the Deed of Trust.

          C. The Grantor has entered into an Amended and Restated Credit Agreement dated as of June 20, 1997 (the "Credit Agreement") with BMO, as Agent,
                                          ----------------
and certain lenders named therein (the "Lenders"), which amends and restates the
                                        -------
Loan Agreements.

          D. The Grantor, Norwest (as retiring Agent and Original Beneficiary), the Original Lenders, BMO (as successor Agent and Beneficiary), and the Lenders have entered into certain agreements pursuant to which (1) the Original Lenders have assigned to the Lenders all their Loans and Commitments (as defined in the Loan Agreements) and other obligations, rights and benefits (including, without limitation, all obligations relating to letters of credit issued pursuant to the Working Capital Loan Agreement) and (2) BMO will replace Norwest, as "Agent," and "Beneficiary" under the Credit Agreement, the Deed of Trust and each other document executed in connection therewith.

          E. The Grantor, Norwest and BMO have agreed to execute this Amendment to evidence the above-referenced changes and the execution of the Credit Agreement, including, without limitation, the substitution of the Agent and the Beneficiary.

          F. The Lenders and the Beneficiary are the owners of the Obligations secured by the Deed of Trust.

          G. Grantor desires to increase the maximum principal amount secured by the Deed of Trust from $47,500,000 to $55,000,000.

                                   AMENDMENT
                                   ---------

          NOW, THEREFORE, for ten dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. CHANGE OF AGENT; ASSIGNMENT. Upon the effectiveness of this Agreement, BMO is Agent for the Lenders and each reference to the "Agent" or "Beneficiary" in the Deed of Trust shall be a reference to BMO, together with any successor(s) thereto in such capacity. Norwest as retiring Agent, hereby assigns to BMO in its capacity as successor Agent for the Lenders and as Beneficiary all of its rights, titles and interests in and to the Mortgage and

                                                                            W.Va

all its rights, titles, interests, liens, security interests, privileges, claims and demands in any of the Mortgage Property and in the Profits which are produced from or accrue to the Mortgaged Property granted or assigned to Norwest as "Agent" or "Beneficiary" pursuant to the Deed of Trust, which assignment is made without representations, warranties or recourse whatsoever, except those made by Norwest as an Original Lender.

          2.  TAXPAYER NUMBER.  The taxpayer I.D. number of BMO is 13-4941092.

          3. AMENDMENTS. (a) The definition of "Obligations" contained in the Deed of Trust is hereby amended such that Sections 1.1(a) and 1.1(b) of the Deed of Trust shall read in their entirety as follows:

               "(a) Notes.  Payment of the indebtedness (including applicable
                    -----
     fees and interest thereon) evidenced by the Notes, in the maximum principal amount of $55,000,000.00 in the aggregate at any one time outstanding under all the Notes issued in connection with the Credit Agreement (as hereinafter defined) and of any and all renewals, modifications and extensions thereof, in whole or in part, including all future advances.

     The Notes are being issued in rearrangement and replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by the following promissory notes:

                    (1) That certain promissory note dated October 8, 1996, executed by Grantor as maker in the maximum principal sum of TEN MILLION DOLLARS AND NO CENTS ($10,000,000.00), payable to the order of Norwest, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the principal of said note being due and payable as provided in said note, and the final principal payment being due and payable, if not sooner paid, on the 30th day of June, 2002; said note being issued in rearrangement and replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by that certain promissory note dated September 8, 1995, executed by Grantor as maker, as amended by a First Allonge dated as of May 31, 1996, in the maximum principal sum of THIRTEEN MILLION THREE HUNDRED THIRTY-THREE THOUSAND THREE HUNDRED THIRTY-THREE DOLLARS AND THIRTY-THREE CENTS ($13,333,333.33), payable to the order of Norwest, bearing interest from date until maturity at the rate specified in said note, said interest being payable as

                                                                           W Va.

          provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the principal of said note being due and payable as provided in said note, and the final principal payment being due and payable, if not sooner paid, on the 30th day of June, 2002; said note being issued in rearrangement and replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by that certain promissory note dated November 20, 1992, as amended by an Allonge dated September 14, 1993 and a Second Allonge dated March 23, 1994 (the "Original Norwest
                                                          ----------------
          Note");
          ----

                    (2) That certain promissory note dated October 8, 1996, executed by Grantor as maker in the maximum principal sum of TEN MILLION DOLLARS AND NO CENTS ($10,000,000.00), payable to the order of First American, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the principal of said note being due and payable as provided in said note, and the final principal payment being due and payable, if not sooner paid, on the 30th day of June, 2002; said note being issued in rearrangement and replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by that certain promissory note dated September 8, 1995, executed by Grantor as maker, as amended by a First Allonge dated as of May 31, 1996, in the maximum principal sum of THIRTEEN MILLION THREE HUNDRED THIRTY-THREE THOUSAND THREE HUNDRED THIRTY-THREE DOLLARS AND THIRTY-THREE CENTS ($13,333,333.33), payable to the order of First American, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the principal of said note being due and payable as provided in said note, and the final principal payment being due and payable, if not sooner paid, on the 30th day of June, 2002; said note being issued in rearrangement and replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by that certain promissory note November 20, 1992, as amended by an Allonge dated September 14, 1993, and a Second Allonge dated March 23, 1994 (the "Original First American Note");
                                             ----------------------------

                    (3) That certain promissory note dated October 8, 1996, executed by Grantor as maker in the maximum principal sum of TEN MILLION DOLLARS AND NO CENTS ($10,000,000.00), payable to the order of Rothschild, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of

                                                                           W. Va

          interest being due and payable on the same date the principal balance is due, the principal of said note being due and payable as provided in said note, and the final principal payment being due and payable, if not sooner paid, on the 30th day of June, 2002; said note being issued in rearrangement and replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by that certain that certain promissory note dated September 8, 1995, executed by Grantor as maker, as amended by a First Allonge dated as of May 31, 1996, in the maximum principal sum of THIRTEEN MILLION THREE HUNDRED THIRTY-THREE THOUSAND THREE HUNDRED THIRTY-THREE DOLLARS AND THIRTY-THREE CENTS ($13,333,333.33), payable to the order of Rothschild, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the entire principal of said note being due and payable, if not sooner paid, on the 30th day of June, 2002; said note being issued in rearrangement and partial replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by the Original Norwest Note and the Original First American Note (the "Original Rothschild Note");
                     ------------------------

                    (4) That certain promissory note dated October 8, 1996, executed by Grantor as maker in the maximum principal sum of TEN MILLION DOLLARS AND NO CENTS ($10,000,000.00), payable to the order of First Chicago, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the principal of said note being due and payable as provided in said note, and the final principal payment being due and payable, if not sooner paid, on the 30th day of June, 2002; said note being issued in rearrangement and partial replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by the Original Norwest Note, the Original First American Note and the Original Rothschild Note (the "Original First Chicago Note");
           ---------------------------

                    (5) That certain promissory note dated October 8, 1996, executed by Grantor as maker, in the maximum principal sum of ONE MILLION EIGHT HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($1,875,000.00), payable to the order of Norwest, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being

                                                                           W.Va.

          due and payable on the same date the principal balance is due, the entire principal of said note being due and payable, if not sooner paid, on the 30th day of June, 1998; said note being issued in rearrangement and replacement, but not novation, extinguishment or discharge of, the indebtedness evidenced by that certain promissory note dated September 8, 1995, executed by Grantor as maker, as amended by a First Allonge dated as of May 31, 1996, in the maximum principal sum of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000.00), payable to the order of Norwest, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the entire principal of said note being due and payable, if not sooner paid, on the 30th day of June, 1998; said note being issued in rearrangement and replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by that certain promissory note dated November 20, 1992, as amended by a First Allonge to Working Capital Note dated March 23, 1994 (the "Original
                                                                     --------
          Norwest Working Capital Note");
          ----------------------------

                    (6) That certain promissory note dated October 8, 1996, executed by Grantor as maker, in the maximum principal sum of ONE MILLION EIGHT HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($1,875,000.00), payable to the order of First American, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the entire principal of said note being due and payable, if not sooner paid, on the 30th day of June, 1998; said note being issued in rearrangement and replacement, but not novation, extinguishment or discharge of, the indebtedness evidenced by that certain promissory note dated September 8, 1995, executed by Grantor as maker, as amended by a First Allonge dated as of May 31, 1996, in the maximum principal sum of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000.00), payable to the order of First American, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the entire principal of said note being due and payable, if not sooner paid, on the 30th day of June, 1998; said note being issued in rearrangement and replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by that certain promissory note dated November 20, 1992, as amended by a First Allonge to Working Capital Note dated March 23, 1994 (the "Original First American Working Capital Note");
           --------------------------------------------

                                                                           W.Va.

                    (7) That certain promissory note dated of even date October 8, 1996, executed by Grantor as maker, in the maximum principal sum of ONE MILLION EIGHT HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($1,875,000.00), payable to the order of Rothschild, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the entire principal of said note being due and payable, if not sooner paid, on the 30th day of June, 1998; said note being issued in rearrangement and replacement, but not novation, extinguishment or discharge of, the indebtedness evidenced by that certain promissory note dated September 8, 1995, executed by Grantor as maker, as amended by a First Allonge dated as of May 31, 1996, in the maximum principal sum of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000.00), payable to the order of Rothschild, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the entire principal of said note being due and payable, if not sooner paid, on the 30th day of June, 1998; said note being issued in rearrangement and partial replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by the Original Norwest Working Capital Note and the Original First American Working Capital Note (the "Original Rothschild Working
                                              ---------------------------
          Capital Note");
          ------------

                    (8) That certain promissory note dated October 8, 1996, executed by Grantor as maker, in the maximum principal sum of ONE MILLION EIGHT HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($1,875,000.00), payable to the order of First Chicago, bearing interest from date until maturity at the rate specified in said note, said interest being payable as provided in said note, the final installment of interest being due and payable on the same date the principal balance is due, the entire principal of said note being due and payable, if not sooner paid, on the 30th day of June, 1998 (the "First Chicago Working
                                                    ---------------------
          Capital Note"); said note being issued in rearrangement and partial
          ------------
          replacement, but not in novation, extinguishment or discharge, of the indebtedness evidenced by the Original Norwest Note, the Original First American Note and the Original Rothschild Note (the "Original
                                                                     --------
          First Chicago Note").
          ------------------

     all of the Notes being payable to the account designated by the Agent pursuant to the Credit Agreement, or at such other place as the Agent may designate in writing; and

                                                                            W.Va

     being given for valuable consideration received (all said Notes being incorporated herein by reference as fully and particularly as if set out herein verbatim).

               (b) Loan Agreements.  Payment and performance of all obligations
                   ---------------
     of Grantor under that certain Amended and Restated Credit Agreement, dated as of June 20, 1997 (as it may be amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"), among
                                                ----------------
     Grantor, Agent and Lenders, as such Credit Agreement amends and restates
     (i) that certain Loan Agreement dated as of November 20, 1992, among MWHP, Beneficiary, and the lenders therein named as amended by a First Amendment to Loan Agreement, dated as of September 14, 1993, a Second Amendment to Loan Agreement, dated as of March 23, 1994, a Third Amendment to Loan Agreement, dated as of September 8, 1995, a Fourth Amendment to Loan Agreement dated as of May 31, 1996, and as amended and restated in the Amended and Restated Loan Agreement, dated as of October 8, 1996, among Grantor, Beneficiary and the lenders therein named, as it may have been or may hereafter be amended or modified from time to time, and (A) that certain Working Capital Loan Agreement, dated as of November 20, 1992, among MWHP, Beneficiary, and the lenders therein named, as amended by a First Amendment to Working Capital Loan Agreement dated as of March 23, 1994, a Second Amendment to Working Capital Loan Agreement dated as of September 8, 1995, a Third Amendment to Working Capital Loan Agreement dated as of May 31, 1996, and as amended and restated in the Amended and Restated Working Capital Loan Agreement of even date herewith among Grantor, Beneficiary and the lenders therein named, as amended or modified from time to time, including, without limitation, all obligations relating to letters of credit issued pursuant to the Working Capital Loan Agreement.

     The Credit Agreement includes a revolving line of credit. Funds may be advanced by the Lenders, repaid and subsequently readvanced by the Lenders. Notwithstanding the amount outstanding at any particular time, this Deed of Trust secures the total amount of indebtedness and all other Obligations under the Credit Agreement. Subject to the conditions stated in the Credit Agreement, all advances thereunder by the Lenders are obligatory and are secured by this Deed of Trust. The unpaid balance of revolving line of credit under the Credit Agreement may at certain times be zero. A zero balance does not affect the Lenders' obligation to advance funds and thus, it is the parties' intent that the lien of the Beneficiary hereunder will remain in full force and effect and with the same priority, notwithstanding a zero balance outstanding under the revolving line of credit under the Credit Agreement."

          (b) Subsections (B), (C), (D) and (E) of Sections 3.2 and 6.10 of the Deed of Trust are hereby amended to read in their entirety as follows:

                                                                          W. Va.

     "    B.   Second, to the payment or prepayment of accrued interest
     remaining unpaid on the Obligations, as such terms are defined in Section
     1.1 above;

          C. Third, to the payment or prepayment of principal remaining unpaid on the Obligations in such order as Beneficiary may elect; and

          D. Fourth, the remainder, if any, shall be paid to Grantor or such other person or persons as may be legally entitled thereto;".

     (c) Each reference to the phrase "Norwest and First American" contained in Sections 6.1, 8.11 and 8.15 of the Deed of Trust is hereby amended to read "the Lenders".

     (d) The terms "Loan Agreement" and "Loan Agreements" as used in the Deed of Trust are hereby amended to have the meaning of the term "Credit Agreement". The term "Lenders" as used in the Deed of Trust is hereby amended to have the meaning of the term "Lenders" under the Credit Agreement. References to the terms "Norwest" and "First American" as used in (a) the Recitals to the Deed of Trust and (b) the preamble to Article II to the Deed of Trust are hereby amended to have the meaning of the term "Lenders" under the Credit Agreement.

      4. INCORPORATION AND REFERENCES. References in the Deed of Trust to "this Deed of Trust," "this instrument" and like terms shall be deemed to be references to the Deed of Trust as amended by this Fifth Amendment. When used in this Fifth Amendment or in the Deed of Trust, each reference to a term defined in the Deed of Trust which is amended by this Fifth Amendment, shall be deemed to be the term as amended by this Fifth Amendment, including, without limitation, references to the "Obligations," the "Credit Agreement," the "Loan Agreement," the "Loan Agreements," "Norwest," "First American," the "Notes" and the "Lenders" shall be deemed to be references to such terms as amended herein.

      5. CONFIRMATION. Grantor hereby adopts, ratifies, approves and confirms in every respect the Deed of Trust as amended by this Fifth Amendment, and hereby specifically reaffirms its obligations under the warranties, representations, covenants, agreements and indemnities and other provisions contained in the Deed of Trust as amended by this Fifth Amendment. To the extent necessary to confirm such amendments, Grantor hereby:

          A. Grants, bargains, sells, mortgages, assigns, transfers and conveys to Trustee, with POWER OF SALE, for the benefit of Beneficiary, the Mortgaged Property, subject to the assignment of Profits and the proceeds thereof made under paragraph C below; TO HAVE AND TO HOLD all of the Mortgaged Property, together with all of

                                                                          W. Va.

     the rights, privileges, benefits, hereditaments and appurtenances in any way belonging, incidental or pertaining thereto, to Trustee and its successors and assigns, forever, IN TRUST, NEVERTHELESS, for the security and benefit of Beneficiary and its successors and assigns for the ratable benefit of the holders from time to time of the Notes to secure the payment of obligations under the Credit Agreement and all amounts advanced by Lenders to Grantor, subject to all of the terms, conditions, covenants, agreements and trusts set forth herein or in the Deed of Trust;

          B. Grants to Beneficiary for the ratable benefit of the holders from time to time of the Notes a security interest in that part of the Mortgaged Property that is personal property (including any fixtures that are personal property under applicable state law); and

          C. Absolutely assigns to Beneficiary for the ratable benefit of the holders from time to time of the Notes all rents, royalties, issues, profits and income in, to or relating to the Mortgaged Property or to any of the estates, property rights or other interests referred to above, together with all of the proceeds thereof and payments in lieu thereof.

     6. MISCELLANEOUS. This Fifth Amendment shall bind Grantor and inure to the benefit of Beneficiary and their respective successors and assignees. Except as specifically provided for in this Fifth Amendment (i) the Deed of Trust and the liens and security interests created thereby shall remain in full force and effect, and (ii) nothing contained in this Fifth Amendment shall be deemed to be, or construed as, a waiver of any terms, conditions or provisions of the Deed of Trust, or as a waiver of any other term, condition or provision. This Fifth Amendment may be executed in several original counterparts. Each counterpart shall be deemed to be an original for all purposes, and all counterparts shall together constitute but one and the same instrument.

                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

                                                                          W. Va.

          Executed as of the date first above stated.

                                        MARKWEST HYDROCARBON, INC.


                                        By:  /s/ Gerry Tywoniuk
                                             -----------------------------
                                        Name:    Gerry Tywoniuk
                                        Title:   Vice President of Finance

                                                                          W. Va.

                                          BANK OF MONTREAL, AS AGENT

                                          By:  /s/ Donald G. Skipper
                                               ---------------------
                                          Name:    Donald G. Skipper
                                          Title:   Director

                                                                          W. Va.

                              NORWEST BANK COLORADO, NATIONAL
                              ASSOCIATION, AS RETIRING AGENT



                              By:  /s/ Thomas M. Foncannon
                                   -----------------------
                              Name:    Thomas M. Foncannon
                              Title:   Vice President

                                                                          W. Va.

                                    By: /s/ George A. Patterson, III
                                        ----------------------------
                                    Name:   George A. Patterson, III
                                                 AS TRUSTEE

                                                                          W. Va.

                                 ACKNOWLEDGMENT

STATE OF TEXAS                      )
                                    ) ss.
COUNTY OF HARRIS                    )

                           (Colorado and Texas Form)

          The foregoing instrument was acknowledged before me this 23rd day
                                                                   ----
of June, 1997, by Gerry Tywoniuk as Vice President of Finance of MARKWEST HYDROCARBON, INC., a Delaware corporation, on behalf of said corporation.

                                  In Witness Whereof, I hereunto set my hand.


                                  /s/ Margi Attra
                                  --------------------------
(SEAL)                            Margi Attra, Notary Public
                                  -----------

                                  My Commission Expires:  11/3/97
                                                        ----------

                              (West Virginia Form)

          I, a notary of said county and state do certify that Gerry Tywoniuk, as Vice President of Finance, who signed the writing above bearing the date of 23rd of June, 1997, for MARKWEST HYDROCARBON, INC., a Delaware corporation,
----
have this day in my said county, before me, acknowledged the said writing to be the act and deed of said corporation.

          IN WITNESS WHEREOF, I have hereunder set my hand and official seal in the City of Houston, County of Harris, State of Texas, this 23rd day of June,
            -------            ------           -----       ----
1997.

                                    /s/ Margi Attra
                                    --------------------------
(NOTARIAL SEAL)                     Margi Attra, Notary Public
                                    -----------

                                    My commission expires: 11/3/97
                                                           -------

                                 ACKNOWLEDGMENT

STATE OF TEXAS                      )
                                    ) ss.
COUNTY OF HARRIS                    )

                           (Colorado and Texas Form)

          The foregoing instrument was acknowledged before me this 23rd day
                                                                   ----
of June, 1997, by Donald G. Skipper, as Director of BANK OF MONTREAL, as Agent,
                  -----------------     --------
on behalf of said bank.



                                    /s/ Margi Attra
                                    --------------------------
(SEAL)                              Margi Attra, Notary Public
                                    -----------

                                    My Commission Expires:  11/3/97
                                                          -----------

                              (West Virginia Form)

          I, a notary of said county and state do certify that Donald Skipper,
                                                               --------------
as Director, who signed the writing above bearing the date of 23rd of June,
   --------                                                   ----
1997, for BANK OF MONTREAL, have this day in my said county, before me, acknowledged the said writing to be the act and deed of said bank.

          IN WITNESS WHEREOF, I have hereunder set my hand and official seal in the City of Houston, County of Harris, State of Texas, this 23rd day of June,
            -------            ------           -----       ----
1997.



                                    /s/ Margi Attra
                                    ----------------------------
(NOTARIAL SEAL)                     Margi Attra  , Notary Public
                                    -----------

                                    My commission expires: 11/3/97
                                                           -------

                                                                          W. Va.

                                 ACKNOWLEDGMENT

STATE OF COLORADO                      )
         --------
                                       ) ss.
COUNTY OF DENVER                       )
          ------

                           (Colorado and Texas Form)

          The foregoing instrument was acknowledged before me this 23rd day of June, 1997, by Thomas M. Foncannon, as Vice President of NORWEST BANK COLORADO, NATIONAL ASSOCIATION, a national banking association, as Agent, on behalf of said national banking association.



                                    /s/ LaFhonne Page
                                    ----------------------------
(SEAL)                              LaFhonne Page, Notary Public
                                    -------------

                                    My Commission Expires: 6/21/97
                                                           -------

                              (West Virginia Form)

          I, a notary of said county and state do certify that Thomas M. Foncannon, as Vice President, who signed the writing above bearing the date of 23rd of June, 1997, for Norwest Bank Colorado, National Association, a national banking association, has this day in my said county, before me, acknowledged the said writing to be the act and deed of said national banking association.

          IN WITNESS WHEREOF, I have hereunder set my hand and official seal in the City and County of Denver, State of Colorado, this 23rd day of June, 1997.
                       ------           --------       ----


                                    /s/ LaFhonne Page
                                    ----------------------------
(NOTARIAL SEAL)                     LaFhonne Page, Notary Public
                                    -------------

                                    My commission expires:  11/3/97
                                                          ----------

                                                                          W. Va.

                                 ACKNOWLEDGMENT

STATE OF WEST VIRGINIA        )
                              ) ss.
COUNTY OF KANAWHA             )

                           (Colorado and Texas Form)

          The foregoing instrument was acknowledged before me this   23rd day
                                                                    ------
of June, 1997, by George A. Patterson, III,  as trustee.

                                    /s/ Rita K. Silman
                                    ------------------------------
(SEAL)                              West Virginia  , Notary Public
                                    -------------

                                    My Commission Expires:    8/9/05
                                                              ------

                              (West Virginia Form)

          I, a notary of said county and state do certify that George A. Patterson, III, who signed the writing above bearing the date of __________________ of June, 1997, as Trustee, has this day in my said county, before me, acknowledged the said writing to be his act and deed as trustee.

          IN WITNESS WHEREOF, I have hereunder set my hand and official seal of the City of ________________________________, County of_______________________,
State of West Virginia, this ________________ day of June, 1997.



                                _______________________________________________

(NOTARIAL SEAL)                 ________________________________, Notary Public

                                My commission expires: ________________________

THIS INSTRUMENT PREPARED
BY AND PLEASE RETURN TO:

Francis R. Bradley, III, Attorney
Mayer, Brown & Platt
700 Louisiana, Suite 3600
Houston, Texas 77002

                                                                       EXHIBIT M

               AMENDMENT TO GENERAL SECURITY AGREEMENT AND PLEDGE
               --------------------------------------------------

          THIS AMENDMENT TO GENERAL SECURITY AGREEMENT AND PLEDGE (this "Amendment") dated as of June 20, 1997, is by and among MARKWEST HYDROCARBON,
----------
INC., a Delaware corporation ("Pledgor"), and BANK OF MONTREAL (hereinafter
                               -------
called "BMO"), as Agent (the "Secured Party") for itself and the other Lenders,
        ---                   -------------
and Norwest Bank Colorado, National Association, a national banking association ("Norwest"), as retiring Agent (the "Original Secured Party")for itself, First
  -------                            ----------------------
American National Bank, a national banking association ("First American"), NM
                                                         --------------
Rothschild and Sons Limited, a company organized and existing under the laws of England ("Rothschild"), and The First National Bank of Chicago, a national
          ----------
banking association ("First Chicago", and together with Norwest, First American
                      -------------
and Rothschild, the "Original Lenders").
                     ----------------

                                    RECITALS
                                    --------

          A. The Pledgor, the Original Lenders and the Original Secured Party have entered into (i) that certain Loan Agreement, dated as of November 20, 1992, among MARKWEST HYDROCARBON PARTNERS, LTD. ("MWHP"), Original Secured
                                                  ----
Party, Norwest and First American, as amended by a First Amendment to Loan Agreement, dated as of September 14, 1993, a Second Amendment to Loan Agreement, dated as of March 23, 1994, a Third Amendment to Loan Agreement, dated as of September 8, 1995, a Fourth Amendment to Loan Agreement, dated as of May 31, 1996, and as amended and restated in the Amended and Restated Loan Agreement, dated as of October 8, 1996, among Pledgor, Original Secured Party and the Original Lenders, as it may have been or may hereafter be amended or modified from time to time (as amended, the "Revolver/Term Loan Agreement"), and (ii)
                                    ----------------------------
that certain Working Capital Loan Agreement, dated as of November 20, 1992, among MWHP, Original Secured Party, Norwest and First American, as amended by a First Amendment to Working Capital Loan Agreement, dated as of March 23, 1994, a Second Amendment to Working Capital Loan Agreement, dated as of September 8, 1995, a Third Amendment to Working Capital Loan Agreement, dated as of May 31, 1996, and as amended and restated in the Amended and Restated Working Capital Loan Agreement, dated as of October 8, 1996, among Pledgor, Original Secured Party and the Original Lenders, as amended or modified from time to time (as amended, the "Working Capital Loan Agreement") (the Revolver/Term Loan Agreement
              ------------------------------
and the Working Capital Loan Agreement being referred to herein collectively as the "Loan Agreements").
     ---------------

          B. Pursuant to the Loan Agreements, Debtor executed a General Security Agreement and Pledge dated as of October 8, 1996, in favor of Norwest Bank Colorado, National Association, as Original Secured Party, for the benefit of the Original Lenders (as amended, the "Pledge Agreement"). Unless otherwise
                                          ----------------
defined herein, capitalized terms used in this Amendment shall have the meaning assigned to them in the Pledge Agreement.

          C. The Pledgor has entered into an Amended and Restated Credit Agreement dated as of June 20, 1997 (the "Credit Agreement") with BMO, as Agent,
                                          ----------------
and certain lenders named therein (the "Lenders"), which amends and restates the
                                        -------
Loan Agreements.

          D. The Pledgor, Norwest (as retiring Agent and Original Secured Party), the Original Lenders, BMO (as successor Agent) and the Lenders have entered into certain agreements pursuant to which (1) the Original Lenders have assigned to the Lenders all their Loans and Commitments (as defined in the Loan Agreements) and other obligations, rights and benefits (including, without limitation, all obligations relating to letters of credit pursuant to the Working Capital Loan Agreement), and (2) BMO will replace Norwest, as "Agent," and "Secured Party" under the Credit Agreement, the Pledge Agreement and each other document executed in connection therewith.

          E. The Pledgor, Norwest and BMO have agreed to execute this Amendment to evidence the above-referenced changes and the execution of the Credit Agreement, including, without limitation, the substitution of the Agent and the Secured Party.

          F. The Lenders and the Secured Party are the owners of the Obligations secured by the Pledge Agreement.

          G. Pledgor desires to increase the maximum principal amount secured by the Pledge Agreement from $47,500,000 to $55,000,000.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor hereby agrees with Secured Party as follows:

          1. CHANGE OF AGENT; ASSIGNMENT. Upon the effectiveness of this Amendment, BMO is Agent for the Lenders and each reference to the "Agent" or "Secured Party" in the Pledge Agreement shall be a reference to BMO, together with any successor(s) thereto in such capacity. Norwest as retiring Agent and Original Secured Party, hereby assigns to BMO in its capacity as successor Agent for the Lenders and as Secured Party all of its rights, titles and interests in and to the Mortgage and all its rights, titles, interests, liens, security interests, privileges, claims and demands in any of the Collateral granted or assigned to Norwest as "Agent" or "Secured Party" pursuant to the Pledge Agreement, which assignment is made without representations, warranties or recourse whatsoever, except those made by Norwest as an Original Lender.

          2.  TAXPAYER NUMBER. The taxpayer I.D. number of BMO is 13-4941092.

          3. AMENDMENTS. The terms "Loan Agreement" and "Loan Agreements" as used in the Pledge Agreement are hereby amended to have the meaning of the term "Credit Agreement". The term "Lenders" as used in the Pledge Agreement is hereby amended to have the meaning of the term "Lenders" under the Credit Agreement.

          4. INCORPORATION AND REFERENCES. References in the Pledge Agreement to "this Agreement," "this instrument" and like terms shall be deemed to be references to the Pledge Agreement as amended by this Amendment. When used in this Amendment or in the Pledge Agreement, each reference to a term defined in the Pledge Agreement which is amended by this Amendment, shall be deemed to be the term as amended by this Amendment, including, without limitation, references to the "Obligations," the "Credit Agreement," the "Loan Agreement," the "Loan Agreements," "Norwest," "First American," the "Notes" and the "Lenders" shall be deemed to be references to such terms as amended herein.

          5. RATIFICATION. Pledgor acknowledges and agrees that each pledge and security interest granted pursuant to the Pledge Agreement shall continue to secure the Obligations of the Pledgor pursuant to the Credit Agreement. To secure the payment in full of all Obligations, the Pledgor has pledged, hypothecated, assigned, charged, mortgaged, delivered and transferred to the Secured Party, for its benefit and the ratable benefit of each of the Lenders, and granted to the Secured Party, for its benefit and the ratable benefit of the Lenders, a continuing security interest in, all of the Collateral, and does hereby pledge, hypothecate, assign, charge, mortgage, deliver and transfer to the Secured Party, for its benefit and the ratable benefit of each of the Lenders, and does hereby grant to the Secured Party, for its benefit and the ratable benefit of the Lenders, a continuing security interest in, all of the Collateral. Pledgor hereby specifically reaffirms its obligations under the warranties, representations, covenants, agreements and indemnities and other provisions contained in the Pledge Agreement as amended by this Amendment.

          6. MISCELLANEOUS. This Amendment shall bind Pledgor and inure to the benefit of Secured Party and their respective successors and assignees. Except as specifically provided for in this Amendment (i) the Pledge Agreement and the liens and security interests created thereby shall remain in full force and effect, and (ii) nothing contained in this Amendment shall be deemed to be, or construed as, a waiver of any terms, conditions or provisions of the Pledgor, or as a waiver of any other term, condition or provision.

          7. LIMITATION. Except as expressly provided hereby, all of the representations, warranties, terms, covenants and conditions of the Pledge Agreement shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms, including express limitations therein relating to the date on which such representations and warranties were made. The amendments set forth shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment to, consent to or modification of any other term or provision of the Pledge Agreement or of any transaction or further or future transaction on the part of the Pledgor or any other Person which would require the consent of the Secured Party or any of the Lenders.

          8. LOAN DOCUMENT. This Amendment is a Loan Document (as defined in the Credit Agreement) executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

          9. COUNTERPARTS, ETC. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

          10. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                       MARKWEST HYDROCARBON, INC.



                                       By:  /s/ Gerry Tywoniuk
                                            -----------------------------
                                       Name:    Gerry Tywoniuk
                                       Title:   Vice President of Finance

                                        BANK OF MONTREAL, as Agent


                                        By:  /s/ Donald G. Skipper
                                             ---------------------
                                        Name:    Donald G. Skipper
                                        Title:   Director

                              NORWEST BANK COLORADO, NATIONAL
                              ASSOCIATION, as retiring Agent


                              By:   /s/ Thomas M. Foncannon
                                    -----------------------
                              Name:     Thomas M. Foncannon
                              Title:    Vice President

                                                                       EXHIBIT N


                                PLEDGE AGREEMENT
                                ----------------
                                (LLC Interests)

          THIS PLEDGE AGREEMENT (this "Pledge Agreement"), dated as of June 20,
                                       ----------------
1997, made by MARKWEST MICHIGAN, INC., a Colorado corporation (the "Pledgor"),
                                                                    -------
in favor of BANK OF MONTREAL, acting through certain U.S. branches or agencies, as Agent for itself, the Issuer, and the other Lenders (the "Agent"),
                                                             -----

                              W I T N E S S E T H:
                              -------------------

          WHEREAS, pursuant to a Credit Agreement, dated as of June 20, 1997 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among MarkWest Hydrocarbon,
                              ----------------
Inc., as the Borrower, certain commercial lending institutions named therein (the "Lenders"), and the Agent, pursuant to which, upon the terms and subject to
      -------
the conditions therein set forth, the Lenders have agreed to extend commitments ("Commitments") to make Loans to the Borrower and the Issuer has agreed to issue
  -----------
Letters of Credit on behalf of the Borrower;

          WHEREAS, the Pledgor has executed and delivered to the Agent its Guaranty of even date herewith (the "Guaranty"), pursuant to which the Pledgor
                                     --------
has guaranteed payment of the Obligations under the Credit Agreement;

          WHEREAS, as a condition precedent to the funding of the initial Borrowing and the issuance of the initial Letter of Credit under the Credit Agreement, the Pledgor is required to execute and deliver this Pledge Agreement;

          WHEREAS, it is in the best interests of the Pledgor to execute this Pledge Agreement inasmuch as the Pledgor will derive substantial direct and indirect benefits from the Lenders' Commitments to the Borrower pursuant to the Credit Agreement;

          WHEREAS, the Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement; and

          NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Loans to the Borrower and the Issuer to issue Letters of Credit on behalf of the Borrower (including the initial Borrowing and the initial Letter of Credit) pursuant to the Credit Agreement, the Pledgor agrees, for the benefit of the Lenders and the Issuer, as follows:

                                   ARTICLE II

                                  DEFINITIONS

     SECTION II.1  Certain Terms.  The following terms (whether or not
                   -------------
underscored) when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     "Articles" is defined in Section 4.5.
      --------                -----------

     "Basin" means Basin Pipeline L.L.C., a Michigan limited liability company.
      -----

     "Basin Operating Agreement" means that certain Amended and Restated
      -------------------------
Operating Agreement, dated as of May 2, 1996, between Michigan Energy Company, L.L.C., a Michigan limited liability company, and West Shore.

     "Borrower" is defined in the first recital.
      --------                    -------------

     "Collateral" is defined in Section 2.1.
      ----------                -----------

     "Credit Agreement" is defined in the first recital.
      ----------------                    -------------

     "Distributions" means all cash distributions made in respect of the Pledged
      -------------
Interests, whether of net income, return of capital or otherwise, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Interests or other rights or interests constituting Collateral.

     "Guaranty" is defined in the second recital.
      --------                    --------------

     "Lenders" is defined in the first recital.
      -------                    -------------

     "Pledge Agreement" is defined in the preamble.
      ----------------                    --------

     "Pledged Interests" means all member interests or other ownership interests
      -----------------
in West Shore and Basin described in Attachment 1 hereto, all member interests
                                     ------------
or other ownership interests issued by West Shore's and Basin's subsidiaries, all registrations, certificates, articles or agreements governing or representing any such interests, all options and other rights, contractual or otherwise, at any time existing with respect to such interests, and all distributions, cash, instruments and other property now or hereafter received, receivable or otherwise distributed in respect of or in exchange for any or all of such interests.

     "Pledged Property" means all Pledged Interests, securities, all assignments
      ----------------
of any
amounts due or to become due, all other instruments which are now being delivered by the Pledgor to the Agent or may from time to time hereafter be delivered by the Pledgor to the Agent for the purpose of pledge under this Pledge Agreement or any other Loan Document, and all proceeds of any of the foregoing.

     "Pledgor" is defined in the preamble.
      -------                    --------

     "Secured Obligations" is defined in Section 2.2.
      -------------------                -----------

     "Securities Act" is defined in Section 6.2.
      --------------                -----------

     "U.C.C." means the Uniform Commercial Code as in effect in the State of New
      ------
York.

     "West Shore" means West Shore Processing Company, L.L.C., a Michigan
      ----------
limited liability company.

     "West Shore Operating Agreement" means that certain Participation,
      ------------------------------
Ownership and Operating Agreement, dated as of May 1, 1996, between Michigan Energy Company, L.L.C., a Michigan limited liability company, and Pledgor.

     SECTION II.2 Credit Agreement Definitions.  Unless otherwise defined herein
                  ----------------------------
or the context otherwise requires, terms used in this Pledge Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

     SECTION II.3  U.C.C. Definitions.  Unless otherwise defined herein or the
                   ------------------
context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Pledge Agreement, including its preamble and recitals, with such meanings.

                                  ARTICLE III

                                     PLEDGE

     SECTION III.1  Grant of Security Interest.  The Pledgor hereby pledges,
                    --------------------------
hypothecates, assigns, charges, mortgages, delivers, and transfers to the Agent, and hereby grants to the Agent a continuing security interest in, all of the following property (the "Collateral"):
                         ----------

       (a)  all Pledged Interests identified in Item A of Attachment 1 hereto;
                                                ------    ------------
       (b)  all other Pledged Interests issued from time to time;

       (c) all other Pledged Property, whether now or hereafter delivered to the Agent in connection with this Pledge Agreement;

          (d) all Distributions, interest, and other payments and rights with respect to any Pledged Property; and

          (e)  all proceeds of any of the foregoing.

     SECTION III.2  Security for Obligations.  This Pledge Agreement secures the
                    ------------------------
payment in full of all Obligations now or hereafter existing under the Credit Agreement, the Notes, the Guaranty and each other Loan Document, whether for principal, interest, costs, fees, expenses, or otherwise, and all other obligations of the Borrower to the Lenders, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing or due or to become due, and all obligations of the Pledgor now or hereafter existing under this Pledge Agreement and each other Loan Document to which it is or may become a party (all such Obligations and other obligations of the Borrower and the Pledgor being the "Secured Obligations").
                                                       -------------------

     SECTION III.3  Delivery of Pledged Property. (a) All certificates or
                    ----------------------------
instruments representing or evidencing any Collateral, including all Pledged Shares and all Pledged Notes, shall be delivered to and held by or on behalf of (and, in the case of the Pledged Notes, indorsed to the order of) the Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary indorsements or instruments of transfer or assignment, duly executed in blank.

     (b) (i) To the extent any of the Collateral constitutes "uncertificated securities" (as defined in Section 8-102(a)(18) of the U.C.C. or Section 8-102 of the Uniform Commercial Code as in effect in any jurisdiction that has not adopted the 1994 Amendments) and the issuer of which is organized in a jurisdiction, or has selected a jurisdiction (in circumstances permitted by Section 8-110(d) of the U.C.C.), that has not enacted the 1994 Amendments, the Pledgor shall cause the issuer thereof to acknowledge to the Agent the registration on the books of such issuer of the pledge and security interest hereby created in the manner required by Section 8-408(d) of the Uniform Commercial Code of its jurisdiction of organization.

     (ii) To the extent any of the Collateral constitutes "uncertificated securities" (as defined in Section 8-102(a)(18) of the U.C.C.) and the issuer of which is organized in a jurisdiction, or has selected a jurisdiction (in circumstances permitted by Section 8-110(d) of the U.C.C.), that has enacted the 1994 Amendments, the Pledgor shall cause the issuer thereof to acknowledge to the Agent the registration on the books of such issuer of the pledge and security interest hereby created in the manner required by Section 8-301(1)(b) of the U.C.C.

     (c) (i) To the extent any of the Collateral constitutes a "security entitlement" or a "securities account" (as such terms are defined in Sections 8-102(a)(17) and 8-501, respectively, of the U.C.C.) and the jurisdiction of the securities intermediary (as described in

Section 8-110(e) of the U.C.C.) against which such securities entitlement is established or at which such securities account is maintained is not a jurisdiction that has adopted the 1994 Amendments, the Pledgor shall cause such Collateral to be transferred to the Agent pursuant to Section 8-313(1) of the Uniform Commercial Code as in effect in such jurisdiction in a manner satisfactory to the Agent.

     (ii) To the extent any of the Collateral constitutes a "security entitlement" or a "securities account" (as such terms are defined in Sections 8-102(a)(17) and 8-501, respectively, of the U.C.C.) and the jurisdiction of the securities intermediary (as described in Section 8-110(e) of the U.C.C.) against which such securities entitlement is established or at which such securities account is maintained is a jurisdiction that has adopted the 1994 Amendments, the Pledgor shall cause to be delivered to the Agent an agreement, in form and substance satisfactory to the Agent, executed by such securities intermediary whereby such securities intermediary agrees (i) that it will comply with entitlement orders originated by the Agent without further consent by the Pledgor with respect to all such Collateral (it being understood that such agreement may provide that at all times when such securities intermediary has not been notified that a Default is in existence, the securities intermediary may comply with entitlement orders of the Pledgor), (ii) to subordinate any security interest it may have in and to all such Collateral to the security interest of the Agent therein and (iii) that it will not agree with any Person other than the Agent in any manner that would grant such Person "control" over any such Collateral.

     SECTION III.4  Distributions on Pledged Interests.  In the event that any
                    ----------------------------------
Distribution is to be paid on any Pledged Interests at a time when (x) no default under the Credit Agreement ("Default") has occurred and is continuing,
                                     -------
and (y) no Event of Default has occurred and is continuing, such Distribution or payment may be paid directly to the Pledgor. If any such Default or Event of Default has occurred and is continuing then any such Distribution or payment shall be paid directly to the Agent.

     SECTION III.5  Continuing Security Interest.  This Pledge Agreement shall
                    ----------------------------
create a continuing security interest in the Collateral and shall

          (a) remain in full force and effect until payment in full of all Secured Obligations and the termination of the Commitments and any other commitments of the Lenders and the Issuer to the Borrower,

          (b) be binding upon the Pledgor and its successors, transferees and assigns, and

          (c) inure to the benefit of the Agent, the Issuer, the Lenders and each of their successors, transferees, and assigns.

Without limiting the foregoing clause 2.5.(c), the Lenders may assign or
                               --------------
otherwise transfer (in
whole or in part) any Note or Obligation to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Pledge Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the applicable provisions of the Credit Agreement. Upon the payment in full of all Secured Obligations and the termination of the Commitments and any other commitments of the Lenders and the Issuer to the Borrower, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination, the Agent will, at the Pledgor's sole expense, deliver to the Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Pledged Interests, together with all other Collateral held by the Agent hereunder, and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

     SECTION III.6  Security Interest Absolute.  All rights of the Agent and the
                    --------------------------
security interests granted to the Agent hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional, irrespective of

          (a) any lack of validity or enforceability of the Credit Agreement, any Note, the Guaranty, or any other Loan Document,

          (b)  the failure of any Lender or any other holder of any Note

               (i) to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Obligor or any other Person under the provisions of the Credit Agreement, any Note, the Guaranty, any other Loan Document or otherwise, or

               (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligations,

          (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation,

          (d) any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations,

          (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note, the Guaranty, or any other Loan Document,

          (f) any addition, exchange, release, surrender, or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from the Guaranty, for any of the Secured Obligations, or

          (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Obligor, any surety or any guarantor.

     SECTION III.7  Waiver of Subrogation.  The Pledgor hereby irrevocably
                    ---------------------
waives any claim or other rights which it may now or hereafter acquire against the Borrower or any other Obligor that arise from the existence, payment, performance or enforcement of the Pledgor's obligations under this Pledge Agreement or any other Loan Document, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy of the Agent or any Lender against the Borrower or any other Obligor or any collateral which the Agent now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Borrower or any other Obligor, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Pledgor in violation of the preceding sentence and the Secured Obligations shall not have been paid in cash in full and the Commitments and any other commitments by the Lenders to the Borrower have not been terminated, such amount shall be deemed to have been paid to the Pledgor for the benefit of, and held in trust for, the Lenders, and shall forthwith be paid to the Agent to be credited and applied upon the Secured Obligations, whether matured or unmatured. The Pledgor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this
Section is knowingly made in contemplation of such benefits.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     SECTION IV.1  Warranties, etc.  The Pledgor represents and warrants unto
                   ---------------
the Agent, the Issuer and the Lenders, as at the date of each pledge and delivery hereunder (including each pledge and delivery, where applicable, of Pledged Interests) by the Pledgor to the Agent of any Collateral, as set forth in this Article.

     SECTION IV.2  Valid Security Interest.  The filing of a financing statement
                   -----------------------
with the Secretary of State of the States of Michigan and Colorado will be effective to create a valid, perfected, security interest in such Collateral and all proceeds thereof, securing the Secured Obligations.

     SECTION IV.3  As to Pledged Interests.  In the case of the Pledged
                   -----------------------
Interests constituting such Collateral, such Pledged Interests constitute 100% of the Pledgor's member interest in West Shore and Basin.

     SECTION IV.4  Location of Pledgor and Records.  Pledgor's chief executive
                   -------------------------------
office and principal place of business and the office where the records concerning the Collateral are kept is located at its address set forth next to Pledgor's signature hereunder.

     SECTION IV.5  Pledged Member Interests.  The Pledged Interests are duly
                   ------------------------
registered in the permanent ownership records of West Shore or Basin, respectively, and such registration is maintained in the principal office of such issuer. Such registration continues valid and genuine and has not been altered. All Pledged Interests have been duly authorized and validly issued and registered, are fully paid and non-assessable, and were not issued in violation of the preemptive rights, if any, of any Person or of any agreement by which Pledgor, West Shore or Basin is bound. All documentary, stamp or other taxes or fees owing in connection with the registration, issuance, transfer or pledge of Collateral have been paid. No restrictions or conditions exist with respect to the registration, transfer, voting or capital of any Pledged Interests. The Pledged Interests constitute the percentage of ownership in West Shore or Basin as indicated on Attachment 1. West Shore and Basin have no outstanding rights,
                ------------
rights to subscribe, options, warrants or convertible securities outstanding or any other rights outstanding whereby any Person would be entitled to acquire member interests or units of West Shore or Basin.

     SECTION IV.6  Authorization, Approval, etc.  No authorization, approval, or
                   ----------------------------
other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required either

          (a) for the pledge by the Pledgor of any Collateral pursuant to this Pledge Agreement or for the execution, delivery, and performance of this Pledge Agreement by the Pledgor, or

          (b) for the exercise by the Agent of the voting or other rights provided for in this Pledge Agreement, or, except with respect to any Pledged Interests, as may be required in connection with a disposition of such Pledged Interests by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Pledge Agreement.

                                   ARTICLE V

                                   COVENANTS

     SECTION V.1  Protect Collateral; Further Assurances, etc.  The Pledgor will
                  -------------------------------------------
not sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except in favor of the Agent hereunder). The Pledgor will warrant and defend the right and title herein granted unto the Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. The Pledgor agrees that at any time, and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Lenders or the Issuer to exercise and enforce their rights and remedies hereunder with respect to any Collateral.

     SECTION V.2  Certificates, etc.  The Pledgor agrees that all certificates
                  -----------------
evidencing Pledged Interests, if any, delivered by the Pledgor pursuant to this Pledge Agreement will be accompanied by duly executed undated blank stock powers, in substantially the form of Attachment 2 hereto, or other equivalent
                                     ------------
instruments of transfer acceptable to the Agent. The Pledgor will, from time to time upon the request of the Agent, promptly deliver to the Agent such stock powers, in substantially the form of Attachment 2 hereto, instruments, and
                                     ------------
similar documents, satisfactory in form and substance to the Agent, with respect to the Collateral as the Agent may reasonably request and will, from time to time upon the request of the Agent after the occurrence of any Event of Default, promptly transfer any Pledged Interests into the name of any nominee designated by the Agent.

     SECTION V.3  Continuous Pledge.  Subject to Section 2.4, the Pledgor will,
                  -----------------              -----------
at all times, keep pledged to the Agent, for the benefit of the Issuer and the Lenders, pursuant hereto all Pledged Interests and all other Collateral, all Distributions with respect thereto, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to the Pledgor in respect of any Collateral.

     SECTION V.4  Voting Rights; Dividends, etc.  The Pledgor agrees:
                  -----------------------------

          (a) after any Default or an Event of Default shall have occurred and be continuing, promptly upon receipt thereof by the Pledgor and without any request therefor by Agent, to deliver (properly endorsed where required hereby or requested by the Agent) to the Agent all Distributions, all other cash payments, and all proceeds of the Collateral, all of which shall be held by the Agent as additional Collateral for use in accordance with
     Section 6.4; and
     -----------

          (b) after any Event of Default shall have occurred and be continuing and the Agent has notified the Pledgor of the Agent's intention to exercise its voting power under this Section 4.4.(b)
                                 ---------------

               (i) the Agent may exercise (to the exclusion of the Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Interests or other Collateral and the Pledgor hereby grants the Agent an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Interests and such other Collateral, and

               (ii) promptly to deliver to the Agent such additional proxies and other documents as may be necessary to allow the Agent to exercise such voting power.

All Distributions, cash payments, and proceeds which may at any time and from time to time be held by the Pledgor but which the Pledgor is then obligated to deliver to the Agent, shall, until delivery to the Agent, be held by the Pledgor separate and apart from its other property in trust for the Agent. The Agent agrees that unless an Event of Default shall have occurred and be continuing and the Agent shall have given the notice referred to in Section 4.4.(b), the
                                                     ---------------
Pledgor shall have the exclusive voting power with respect to any Pledged Interests constituting Collateral and the Agent shall, upon the written request of the Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Pledgor which are necessary to allow the Pledgor to exercise voting power with respect to any such Pledged Interests constituting Collateral; provided, however, that no vote shall be cast, or
                         --------  -------
consent, waiver, or ratification given, or action taken by the Pledgor that would impair any Collateral or be inconsistent with or violate any provision of the Credit Agreement or any other Loan Document (including this Pledge Agreement).

     SECTION V.5  Delivery of Pledged Collateral.  All requisite formalities for
                  ------------------------------
the granting of a security interest in the Pledged Interests required pursuant to the Articles of Organization of West Shore (the "West Shore Articles") and
                                                    -------------------
the West Shore Operating Agreement have been complied with on or prior to the execution and delivery of this Agreement. All registrations, consents, instruments and writings required under the West Shore Articles have been obtained by Pledgor. All Pledged Interests are duly registered in the permanent ownership records of West Shore and clearly show the Agent's security interest for the benefit of the Issuer and the Lenders thereon. All requisite formalities for the granting of a security interest in the Pledged Interests required pursuant to the Articles of Organization of Basin (the "Basin Articles", and
                                                        --------------
together with the West Shore Articles, the "Articles") and the Basin Operating
                                            --------
Agreement have been complied with on or prior to the execution and delivery of this Agreement. All registrations, consents, instruments and writings required under the Basin Articles have been obtained by Pledgor. All Pledged Interests are duly registered in the permanent ownership records of Basin and clearly show the Agent's security interest for the benefit of the Issuer and the Lenders thereon.

     SECTION V.6  Status of Pledged Interests.  The registration of the Pledged
                  ---------------------------
Interests on the permanent ownership records of West Shore and Basin shall at all times be valid and genuine and shall not be altered. The Pledged Interests at all times shall be duly authorized, validly registered, fully paid, and non-assessable, and shall not be registered in violation of the Articles or the preemptive rights of any Person, if any, or of any agreement by which Pledgor, West Shore or Basin is bound.

     SECTION V.7  Additional Undertakings.  The Pledgor will not, without the
                  -----------------------
prior written consent of the Agent:

          (a) enter into any agreement amending, supplementing, or waiving any provision of any Pledged Interests (including the operating agreement to which such Pledged Interests relate) or compromising or releasing or extending the time for payment of any obligation of the maker thereof;

          (b) take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of West Shore or Basin in respect of any Pledged Interests constituting Collateral;

          (c) cause or permit any change to be made in its name, identity or corporate structure, or any change to be made to a jurisdiction other than as represented in (i) the location of any Collateral, (ii) the location of any records concerning any Collateral or (iii) in the location of its chief executive office or chief place of business, unless Pledgor shall have notified the Agent of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action required by the Agent for the purpose of further perfecting or protecting the security interest in favor of the Agent in the Collateral. In any notice furnished pursuant to this subsection, the Pledgor will expressly state that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purposes of continuing perfection of the Agent's security interest in the Collateral;

          (d) permit the issuance of (i) any additional member interests or units of any class of member interests or units of West Shore or Basin (unless immediately upon issuance the same are pledged and delivered to Agent pursuant to the terms hereof to the extent necessary to give the Agent a security interest after such issue in at least the same percentage of West Shore's or Basin's outstanding interests or units as before such issue), (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such member interests or units or shares, or (iii) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such interests, units or shares; or

          (e) enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any Pledged Interests, except as contained in the West Shore Operating Agreement or the Basin Operating Agreement.

                                   ARTICLE VI

                                   THE AGENT

     SECTION VI.1  Agent Appointed Attorney-in-Fact.  The Pledgor hereby
                   --------------------------------
irrevocably appoints the Agent the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including without limitation:

          (a) after the occurrence and continuance of an Event of Default, to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and
                                                     ----------

          (c) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent or the Lenders with respect to any of the Collateral.

The Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

     SECTION VI.2  Agent May Perform.  If the Pledgor fails to perform any
                   -----------------
agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Pledgor.

     SECTION VI.3  Agent Has No Duty.  The powers conferred on the Agent
                   -----------------
hereunder are solely to protect its, the Issuer's and the Lenders' interest in the Collateral and shall not impose any duty on the Agent to exercise any such powers. Except for the reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, neither the Agent, the Issuer nor any Lender shall have a duty as to any Collateral or responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Agent, the Issuer or such Lender has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     SECTION VI.4  Reasonable Care.  The Agent is required to exercise
                   ---------------
reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Agent shall be deemed to have exercised
            --------  -------
reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                  ARTICLE VII

                                    REMEDIES

     SECTION VII.1  Certain Remedies.  If any Event of Default shall have
                    ----------------
occurred and be continuing:

          (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at a public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and placed fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b)  The Agent may

               (i) transfer all or any part of the Collateral into the names of the Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

               (ii) notify the parties obligated on any of the Collateral to make payment to the Agent of any amount due or to become due thereunder,

               (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

               (iv) endorse any checks, drafts, or other writings in the Pledgor's name to allow collection of the Collateral,

               (v)  take control of any proceeds of the Collateral, and

               (vi) execute (in the name, place and stead of the Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

     SECTION VII.2  Securities Laws.  If the Agent shall determine to exercise
                    ---------------
its right to sell all or any of the Collateral pursuant to Section 6.1, the
                                                           -----------
Pledgor agrees that, upon request of the Lender, the Pledgor will, at its own expense:

          (a) execute and deliver, and cause each issuer of the Collateral contemplated to be sold and the members thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Agent, advisable to permit the Collateral to be privately sold or transferred in compliance with the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and the rules and regulations of
                           --------------
     the Securities and Exchange Commission applicable thereto;

          (b) use its best efforts to permit the Collateral to be privately sold or transferred in compliance with the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for such sale of the Collateral, as requested by the Agent;

          (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

          (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

The Pledgor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Agent, the Issuer and the Lenders by reason of the failure by the Pledgor to perform any of the covenants contained in this Section and, consequently, agrees that, if the Pledgor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Agent) of the Collateral on the date the Agent shall demand compliance with this Section.

     SECTION VII.3  Compliance with Restrictions.  The Pledgor agrees that in
                    ----------------------------
any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Agent be liable nor accountable to the Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

     SECTION VII.4  Application of Proceeds.  All cash proceeds received by the
                    -----------------------
Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as additional collateral security for, or then or at any time thereafter be applied in whole or in part by the Agent against, all or any part of the Secured Obligations in the following order:

          FIRST:  to payment of the reasonable costs and expenses of such sale,
          -----
     including the reasonable out-of-pocket costs and expenses of the Agent and the reasonable fees and out-of-pocket costs and expenses of counsel employed in connection therewith subject to the provisions of the Credit Agreement, and to the payment of all advances (if any) made by the Agent for the account of the Pledgor hereunder and the payment of all reasonable costs and out-of-pocket expenses incurred by the Agent in connection with the administration and enforcement of this Agreement subject to the provisions of the Credit Agreement and to the extent that such advances, costs and expenses shall not have been reimbursed to the Agent by the Pledgor; and

          SECOND: to the payment of the Secured Obligations then due and payable
          ------
     in such order as the Lenders shall agree.

Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Secured Obligations, and the termination of all Commitments and any other commitments by the Issuer or the Lenders to the Borrower, shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

     SECTION VII.5  Private Sale of Member Interests.  Pledgor recognizes that
                    --------------------------------
the Agent may be unable to effect a public sale or disposition (including, without limitation, any disposition in connection with a merger of a Subsidiary) of any or all the Pledged Interests by reason of certain prohibitions contained in the Securities Act, and applicable state securities laws, but may be compelled to resort to one or more private sales or dispositions thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale or disposition may result in prices and other terms (including the terms of any securities or other property received in connection therewith) less favorable to the seller than if such sale or disposition were a public sale or disposition. Agent shall be under no obligation to delay a sale or disposition of any of the Pledged Interests to permit Pledgor or the Subsidiary to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if Pledgor would agree to do so. Notwithstanding the foregoing any such sale or disposition shall be made in a commercially reasonable manner.

     Pledgor further agrees to do or cause to be done all such other acts and things as may be necessary to make such sale or sales or dispositions of any portion or all of the Pledged Interests valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales or dispositions, all at Pledgor's expense, provided that Pledgor shall be under no obligation to take any action to enable any or all of the Pledged Interests to be registered under the provisions of the Securities Act. Pledgor further agrees that a breach of any of the covenants contained in this Section 6.5 will
                                                               -----------
cause irreparable injury to the Agent, the Issuer or the Lenders or any thereof, that the Agent, the Issuer and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this paragraph shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

     SECTION VIII.1  Loan Document.  This Pledge Agreement is a Loan Document
                     -------------
executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

     SECTION VIII.2  Amendments, etc.  No amendment to or waiver of any
                     ---------------
provision of this Pledge Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Agent (subject to the consent of the Lenders as may be required by the Credit Agreement), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

     SECTION VIII.3  Protection of Collateral.  The Agent may from time to time,
                     ------------------------
at its option, perform any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Agent may from time to time take any other action which the Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

     SECTION VIII.4  Addresses for Notices.  All notices and other
                     ---------------------
communications provided for hereunder shall be in writing (including telegraphic communication) and, if to the Pledgor, mailed or telegraphed or delivered or sent by facsimile to it at the address set forth below its signature hereto, and if to the Agent, mailed or delivered to it, addressed to it at the address of the Agent specified in the Section 10.2 of the Credit Agreement or, as to either party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, be delivered in accordance with the terms of Section 10.2 of the Credit Agreement.

     SECTION VIII.5  Section Captions.  Section captions used in this Pledge
                     ----------------
Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

     SECTION VIII.6  Severability.  Wherever possible each provision of this
                     ------------
Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

     SECTION VIII.7  Governing Law, Entire Agreement, etc.  THIS PLEDGE
                     ------------------------------------
AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR

COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

     SECTION VIII.8  Forum Selection and Consent to Jurisdiction.  ANY
                     -------------------------------------------
LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT OR THE PLEDGOR MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     SECTION VIII.9  Waiver of Jury Trial.  THE AGENT, THE LENDERS AND THE
                     --------------------
PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE PLEDGOR. THE PLEDGOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS PLEDGE AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

                   [remainder of page intentionally deleted]

     IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                        MARKWEST MICHIGAN, INC.


                                        By:  /s/ Gerry Tywoniuk
                                             -------------------
                                        Name:   Gerry Tywoniuk
                                        Title:  Vice President of Finance

                                        Address:       5613 DTC Parkway
                                                       Suite 400
                                                       Englewood, Colorado 80111

                                        Facsimile No.: (303) 290-8769
                                        Telephone No:  (303) 290-8700
                                        Attention:     Chief Financial Officer

                                        BANK OF MONTREAL


                                        By:   /s/ Donald G. Skipper
                                              ----------------------------------
                                        Name:
                                        Title:

                                        Address:  115 S. LaSalle Street
                                                  Chicago, Illinois 60603

                                        Facsimile No.:
                                                      --------------------------
                                        Attention:
                                                  ------------------------------

                                ACKNOWLEDGMENT
                                --------------

          The undersigned hereby agrees and consents to the terms and provisions of Section 2.3(b) of the Pledge Agreement. The undersigned hereby acknowledges the registration on its books of the pledge and security interest created by the Pledge Agreement in the manner required by Section 8-301(1)(b) of the U.C.C. and that undersigned will not permit any sale, transfer, pledge or other encumbrance of the Pledged Interests without the prior written consent of the Agent.


                             WEST SHORE PROCESSING COMPANY, L.L.C.

                             By:  MarkWest Michigan, Inc., its Manager


                             By:  /s/ Gerry Tywoniuk
                                  ----------------------------------------------
                             Name:  Gerry Tywoniuk
                             Title: Vice President of Finance

                                ACKNOWLEDGMENT
                                --------------

          The undersigned hereby agrees and consents to the terms and provisions of Section 2.3(b) of the Pledge Agreement. The undersigned hereby acknowledges the registration on its books of the pledge and security interest created by the Pledge Agreement in the manner required by Section 8-301(1)(b) of the U.C.C. and that undersigned will not permit any sale, transfer, pledge or other encumbrance of the Pledged Interests without the prior written consent of the Agent.

                                     BASIN PIPELINE L.L.C.

                                     By:  MarkWest Michigan, Inc., its Manager


                                     By:  /s/ Gerry Tywoniuk
                                          --------------------------------------
                                     Name:  Gerry Tywoniuk
                                     Title: Vice President of Finance

                                  ATTACHMENT 1
                                       to
                                Pledge Agreement



Item A.  Pledged Interests
         -----------------

Limited Liability Company                    Description
-------------------------                    -----------

West Shore Processing Company, L.L.C.        100% of its member interest in such
                                             limited liability company, being a
                                             60% interest.

Basin Pipeline L.L.C.                        100% of its member interest in such
                                             limited liability company, being a
                                             1.2% interest.

                                 ATTACHMENT 2
                                      to
                               Pledge Agreement

                                  STOCK POWER

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________________________
(_______________________) membership interests in of [West Shore Processing Company, L.L.C.] [Basin Pipeline L.L.C.], a Michigan limited liability company, represented by the attached Certificate No._____________ herewith and do hereby irrevocably constitute and appoint _______________________ attorney to transfer the said membership interests on the books of [West Shore Processing Company, L.L.C.] [Basin Pipeline L.L.C.] with full power of substitution in the premises.


     DATED ___________________________

                                         MARKWEST MICHIGAN, INC.


                                         By:___________________________________
                                         Name:
                                         Title:

IN PRESENCE OF

                                                                       EXHIBIT O



                     THIRD AMENDMENT TO SECURITY AGREEMENT
                     -------------------------------------


     THIS THIRD AMENDMENT TO SECURITY AGREEMENT (this "Amendment") dated as of
                                                       ---------
June 20, 1997, is by and among MARKWEST HYDROCARBON, INC. (successor in interest to Markwest Hydrocarbon Partners, Ltd., a Colorado limited partnership ("MWHP")), a Delaware corporation ("Debtor"), and BANK OF MONTREAL (hereinafter
  ----                              ------
called "BMO"), as Agent (the "Secured Party") for itself and the other Lenders,
        ---                   -------------
and Norwest Bank Colorado, National Association (successor to Norwest Bank Denver, National Association), a national banking association ("Norwest"), as
                                                                -------
retiring agent (the "Original Secured Party") for itself, First American
                     ----------------------
National Bank, a national banking association ("First American"), NM Rothschild
                                                --------------
and Sons Limited, a company organized and existing under the laws of England ("Rothschild"), and The First National Bank of Chicago, a national banking
  ----------
association ("First Chicago", and together with Norwest, First American and
              -------------
Rothschild, the "Original Lenders").
                 ----------------



                                 RECITALS
                                 --------


     A. The Debtor, the Original Lenders and the Original Secured Party have entered into (i) that certain Loan Agreement dated as of November 20, 1992, among MWHP, Original Secured Party, Norwest and First American, as amended by a First Amendment to Loan Agreement, dated as of September 14, 1993, a Second Amendment to Loan Agreement, dated as of March 23, 1994, a Third Amendment to Loan Agreement, dated as of September 8, 1995, a Fourth Amendment to Loan Agreement, dated as of May 31, 1996, and as amended and restated in the Amended and Restated Loan Agreement, dated as of October 8, 1996, among Debtor (as successor to MWHP), Original Secured Party and the Original Lenders, as it may have been or may hereafter be amended or modified from time to time (as amended, the "Revolver/Term Loan Agreement"), and (ii) that certain Working Capital Loan
     ----------------------------
Agreement dated as of November 20, 1992, among MWHP, Original Secured Party, Norwest and First American, as amended by a First Amendment to Working Capital Loan Agreement, dated as of March 23, 1994, a Second Amendment to Working Capital Loan Agreement, dated as of September 8, 1995, a Third Amendment to Working Capital Loan Agreement, dated as of May 31, 1996, and as amended and restated in the Amended and Restated Working Capital Loan Agreement, dated as of October 8, 1996, among Debtor (as successor to MWHP), Original Secured Party and the Original Lenders, as amended or modified from time to time (as amended, the "Working Capital Loan Agreement") (the Revolver/Term Loan Agreement and the
-------------------------------
Working Capital Loan Agreement being referred to herein collectively as the "Loan Agreements").
 ---------------



     B. Pursuant to the Loan Agreements, MWHP executed a Security Agreement dated as of November 20, 1992, in favor of Original Secured Party as Agent for itself and First American, as amended by a First Amendment to Security Agreement dated May 31, 1996, between MWHP and the Original Secured Party, as agent for itself, First American and Rothschild, as amended by a Second Amendment to Security Agreement dated October 8, 1996, between the Debtor (as successor to MWHP) and the Original Secured Party as Agent for itself and the other Original Lenders (as amended, the "Security Agreement"). Unless otherwise defined herein, capitalized terms
     ------------------
used in this Amendment shall have the meaning assigned to them in the Security Agreement.


     C. The Debtor has entered into an Amended and Restated Credit Agreement dated as of June 20, 1997 (the "Credit Agreement") with BMO, as Agent, and
                                ----------------
certain lenders named therein (the "Lenders"), which amends and restates the
                                    -------
Loan Agreements.


     D. The Debtor, Norwest (as retiring Agent and Original Secured Party), the Original Lenders, BMO (as successor Agent) and the Lenders have entered into certain agreements pursuant to which (1) the Original Lenders have assigned to the Lenders all their Loans and Commitments (as defined in the Loan Agreements) and other obligations, rights and benefits (including, without limitation, all obligations relating to letters of credit issued pursuant to the Working Capital Loan Agreement), and (2) BMO will replace Norwest as "Agent" and "Secured Party" under the Credit Agreement, the Security Agreement and each other document executed in connection therewith.


     E. The Debtor, Norwest and BMO have agreed to execute this Amendment to evidence the above-referenced changes and the execution of the Credit Agreement, including, without limitation, the substitution of the Agent and the Secured Party.


     F. The Lenders and the Secured Party are the owners of the Obligations secured by the Security Agreement.


     G. Debtor desires to increase the maximum principal amount secured by the Security Agreement from $47,500,000 to $55,000,000.



                                 AGREEMENT
                                 ---------



     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby agrees with Secured Party as follows:


     1.  CHANGE OF AGENT; ASSIGNMENT.  Upon the effectiveness of this
Amendment, BMO is Agent for the Lenders and each reference to the "Agent" or "Secured Party" in the Security Agreement shall be a reference to BMO, together with any successor(s) thereto in such capacity. Norwest as retiring Agent and Original Secured Party, hereby assigns to BMO in its capacity as successor Agent for the Lenders and as Secured Party all of its rights, titles and interests in and to the Security Agreement and all its rights, title, interests, liens, security interests, privileges, claims and demands in any of the Collateral granted or assigned to

Norwest as "Agent" or "Secured Party" pursuant to the Security Agreement, which assignment is made without representations, warranties or recourse whatsoever, except those made by Norwest as an Original Lender.


     2.  TAXPAYER NUMBER.  The taxpayer I.D. number of BMO is 13-4941092.


     3. AMENDMENTS. The terms "Loan Agreement" and "Loan Agreements" as used in the Security Agreement are hereby amended to have the meaning of the term "Credit Agreement". The term "Lenders" as used in the Security Agreement is hereby amended to have the meaning of the term "Lenders" under the Credit Agreement.


     4. INCORPORATION AND REFERENCES. References in the Security Agreement to "this Agreement," "this instrument" and like terms shall be deemed to be references to the Security Agreement as amended by this Amendment. When used in this Amendment or in the Security Agreement, each reference to a term defined in the Security Agreement which is amended by this Amendment, shall be deemed to be the term as amended by this Amendment, including, without limitation, references to the "Obligations," the "Credit Agreement," the "Loan Agreement," the "Loan Agreements," "Norwest," "First American," the "Notes" and the "Lenders" shall be deemed to be references to such terms as amended herein.


     5. RATIFICATION. Debtor acknowledges and agrees that each pledge and security interest granted pursuant to the Security Agreement shall continue to secure the Obligations of the Debtor pursuant to the Credit Agreement. To secure the payment in full of all Obligations, the Debtor has pledged, hypothecated, assigned, charged, mortgaged, delivered and transferred to the Secured Party, for its benefit and the ratable benefit of each of the Lenders, and granted to the Secured Party, for its benefit and the ratable benefit of the Lenders, a continuing security interest in, all of the Collateral, and does hereby pledge, hypothecate, assign, charge, mortgage, deliver and transfer to the Secured Party, for its benefit and the ratable benefit of each of the Lenders, and does hereby grant to the Secured Party, for its benefit and the ratable benefit of the Lenders, a continuing security interest in, all of the Collateral. Debtor hereby specifically reaffirms its obligations under the warranties, representations, covenants, agreements and indemnities and other provisions contained in the Security Agreement as amended by this Amendment.


     6. MISCELLANEOUS. This Amendment shall bind Debtor and inure to the benefit of Secured Party and their respective successors and assignees. Except as specifically provided for in this Amendment, (i) the Security Agreement and the liens and security interests created thereby shall remain in full force and effect, and (ii) nothing contained in this Amendment shall be deemed to be, or construed as, a waiver of any terms, conditions or provisions of the Debtor, or as a waiver of any other term, condition or provision.


     7. LIMITATION. Except as expressly provided hereby, all of the representations, warranties, terms, covenants and conditions of the Security Agreement shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms, including express limitations therein relating to the date on which such representations and warranties were made. The amendments set forth shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment to, consent to or modification of any other term or provision of the Security Agreement or of any transaction or further or future transaction on the part of the Debtor or any other Person which would require the consent of the Secured Party or any of the Lenders.


     8. LOAN DOCUMENT. This Amendment is a Loan Document (as defined in the Credit Agreement) executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.


     9. COUNTERPARTS, ETC. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.


     10. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.



                     [SIGNATURES BEGIN ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.



                              MARKWEST HYDROCARBON, INC.



                              By:  /s/ Gerry Tywoniuk
                                   ------------------

                              Name:  Gerry Tywoniuk

                              Title:  Vice President of Finance

                              BANK OF MONTREAL, as Agent



                              By:  /s/ Donald G. Skipper
                                  ----------------------
                              Name:  Donald G. Skipper
                              Title:    Director

                              NORWEST BANK COLORADO, NATIONAL ASSOCIATION, as retiring Agent



                              By:  /s/ Thomas M. Foncannon
                                   -----------------------
                              Name:  Thomas M. Foncannon
                              Title:  Vice President

                                                                       EXHIBIT P

                              ASSIGNMENT AGREEMENT

     This Assignment Agreement (this "Assignment") is entered into as of June
                                      ----------
20, 1997 by and among MARKWEST HYDROCARBON, INC. (successor-in-interest to MarkWest Hydrocarbon Partners, Ltd., a Colorado limited partnership ("MWHP")), a
                                                                      ----
Delaware corporation ("Borrower"), and BANK OF MONTREAL (hereinafter called
                       --------
"BMO"), as Agent (the "Agent") for itself and the other Lenders, each Lender,
 ---                   -----
Norwest Bank Colorado, National Association (successor to Norwest Bank Denver, National Association), a national banking association ("Norwest"), as retiring
                                                        -------
Agent (the "Original Agent") for itself, First American National Bank, a
            --------------
national banking association ("First American"), N M Rothschild and Sons
                               --------------
Limited, a company organized and existing under the laws of England

("Rothschild"), and The First National Bank of Chicago, a national banking
  ----------
association ("First Chicago", and together with Norwest, First American and
              -------------
Rothschild, the "Original Lenders").  Unless otherwise defined herein or the
                 ----------------
context otherwise requires, capitalized terms used herein have the meanings provided in the Credit Agreement.


                                    RECITALS
                                    --------

     A. Borrower, the Original Lenders and the Original Agent, have entered into (i) that certain Loan Agreement, dated as of November 20, 1992, among MWHP, Original Agent, Norwest and First American, as amended by a First Amendment to Loan Agreement, dated as of September 14, 1993, a Second Amendment to Loan Agreement, dated as of March 23, 1994, a Third Amendment to Loan Agreement, dated as of September 8, 1995, a Fourth Amendment to Loan Agreement, dated as of May 31, 1996, and as amended and restated in the Amended and Restated Loan Agreement, dated as of October 8, 1996, among Borrower (as successor to MWHP), Original Agent and the Original Lenders, as it may have been or may hereafter be amended or modified from time to time, and (ii) that certain Working Capital Loan Agreement (as amended, the "Revolver/Term Loan Agreement"), dated as of
                                 ----------------------------
November 20, 1992, among MWHP, Original Agent, Norwest and First American, as amended by a First Amendment to Working Capital Loan Agreement, dated as of March 23, 1994, a Second Amendment to Working Capital Loan Agreement, dated as of September 8, 1995, a Third Amendment to Working Capital Loan Agreement, dated as of May 31, 1996, and as amended and restated in the Amended and Restated Working Capital Loan Agreement, dated as of October 8, 1996, among Borrower (as successor to MWHP), Original Agent and the Original Lenders, as amended or modified from time to time (as amended, the "Working Capital Loan Agreement")
                                             ------------------------------
(the Revolver/Term Loan Agreement and the Working Capital Loan Agreement being referred to herein collectively as the "Loan Agreements").
                                        ---------------

     B. The Loans (as defined in the Loan Agreements) made by Original Lenders to Borrower are evidenced by, and the Original Lenders (as applicable) are the present owners and holders of, the following promissory notes which are secured in part by the Collateral Documents

(as defined in the Loan Agreements): (a) that certain promissory note dated October 8, 1996, executed by Borrower, as maker, in the maximum principal sum of TEN MILLION DOLLARS AND NO CENTS ($10,000,000.00), payable to the order of Norwest (as an Original Lender), bearing interest from date until maturity at the rate specified in said note (such promissory note and all promissory notes given in substitution thereof or in renewal, extension or modification thereof, in whole or in part, being herein collectively referred to as the "Norwest
                                                                   -------
Revolving Note"); (b) that certain promissory note dated October 8, 1996,
--------------
executed by Borrower, as maker, in the maximum principal sum of TEN MILLION DOLLARS AND NO CENTS ($10,000,000.00), payable to the order of First American, bearing interest from date until maturity at the rate specified in said note (such promissory note and all promissory notes given in substitution thereof or in renewal, extension or modification thereof, in whole or in part, being herein collectively referred to as the "First American Revolving Note"); (c) that
                                 -----------------------------
certain promissory note dated October 8, 1996, executed by Borrower, as maker, in the maximum principal sum of TEN MILLION DOLLARS AND NO CENTS ($10,000,000.00), payable to the order of Rothschild, bearing interest from date until maturity at the rate specified in said note (such promissory note and all promissory notes given in substitution thereof or in renewal, extension or modification thereof, in whole or in part, being herein collectively referred to as the "Rothschild Revolving Note"); (d) that certain promissory note dated
        -------------------------
October 8, 1996, executed by Borrower, as maker, in the maximum principal sum of TEN MILLION DOLLARS AND NO CENTS ($10,000,000.00), payable to the order of First Chicago, bearing interest from date until maturity at the rate specified in said note (such promissory note and all promissory notes given in substitution thereof or in renewal, extension or modification thereof, in whole or in part, being herein collectively referred to as the "First Chicago Revolving Note");
                                              ----------------------------
(e) that certain promissory note dated October 8, 1996, executed by Borrower, as maker, in the maximum principal sum of ONE MILLION EIGHT HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($1,875,000.00), payable to the order of Norwest (as an Original Lender), bearing interest from date until maturity at the rate specified in said note (such promissory note and all promissory notes given in substitution thereof or in renewal, extension or modification thereof, in whole or in part, being herein collectively referred to as the "Norwest Working
                                                          ---------------
Capital Note"); (f) that certain promissory note dated October 8, 1996, executed
------------
by Borrower, as maker, in the maximum principal sum of ONE MILLION EIGHT HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($1,875,000.00), payable to the order of First American, bearing interest from date until maturity at the rate specified in said note (such promissory note and all promissory notes given in substitution thereof or in renewal, extension or modification thereof, in whole or in part, being herein collectively referred to as the "First American Working Capital
                                              ------------------------------
Note"); (g) that certain promissory note dated October 8, 1996, executed by
----
Borrower, as maker, in the maximum principal sum of ONE MILLION EIGHT HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($1,875,000.00), payable to the order of Rothschild, bearing interest from date until maturity at the rate specified in said note (such promissory note and all promissory notes given in substitution thereof or in renewal, extension or modification thereof, in whole or in part, being herein collectively referred to as the "Rothschild Working Capital Note");
                                              -------------------------------
(h) that certain promissory note dated October 8, 1996, executed by Borrower, as maker, in the
maximum principal sum of ONE MILLION EIGHT HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($1,875,000.00), payable to the order of First Chicago, bearing interest from date until maturity at the rate specified in said note (such promissory note and all promissory notes given in substitution thereof or in renewal, extension or modification thereof, in whole or in part, being herein collectively referred to as the "First Chicago Working Capital Note", and together with the Norwest
        ----------------------------------
Revolving Note, the First American Revolving Note, the Rothschild Revolving Note, the First Chicago Revolving Note, the Norwest Working Capital Note, the First American Working Capital Note and the Rothschild Working Capital Note, the "Existing Notes" and individually, an "Existing Note").
 --------------                        -------------

     C. Borrower intends to enter into an Amended and Restated Credit Agreement (the "Credit Agreement") with BMO, as Agent, and certain lenders
                 ----------------
named therein (the "Lenders"), which will amend and restate the Loan Agreements,
                    -------
pursuant to which Lenders will make certain Loans (as defined in the Credit Agreement) to Borrower, the proceeds of which will, among other things, be used by Borrower to refinance the Obligations outstanding under, and as defined in, the Loan Agreements.

     D. Borrower, Norwest, (as retiring Agent and Original Agent), the Original Lenders, BMO (as successor Agent) and the Lenders intend to enter into this Assignment pursuant to which (1) the Original Lenders will assign to the Lenders all their Loans and commitments (defined as "Revolving Commitments" in the Revolver/Term Loan Agreements and "Commitments" in the Working Capital Loan Agreement), the Existing Notes, all other obligations, rights and benefits (including, without limitation, all obligations relating to letters of credit issued pursuant to the Working Capital Loan Agreement) and all liens securing the Existing Notes and any obligations under or in connection with either of the Loan Agreements, including, without limitation, the Collateral Documents, to Agent for the ratable benefit of the Agent and each Lender and (2) BMO will replace Norwest as "Agent" and "Secured Party" under the Credit Agreement, the other Loan Documents and each other document executed in connection therewith.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

     1. CHANGE OF AGENT; ASSIGNMENT. Effective upon the effectiveness of this Assignment, Norwest as retiring Agent and Original Agent, hereby assigns to BMO in its capacity as successor Agent and Agent for the Lenders all of its rights, title, interests, liens, security interests, privileges, claims and demands in all of the Collateral granted or assigned to Norwest as "Agent" pursuant to the Collateral Documents, which assignment is made without any representations, warranties or recourse whatsoever, except those made by Norwest as an

Original Lender.

     2. CHANGE OF LENDERS; ASSIGNMENT. Effective upon the effectiveness of this Assignment, the Original Lenders hereby assign and delegate to the Lenders in the percentages set forth in Schedule 1 the Existing Notes and all of the
                                ----------
Loans and Commitments of the Original Lenders outstanding under, and all obligations, rights and benefits in connection with the Loan Agreements on the date hereof, including, without limitation all accrued and unpaid interest, and all rights, title, interest, liens, security interests, privileges, claims and demands in all of the Collateral under the Collateral Documents; provided, however, that the Original Lenders hereby except and retain from the foregoing assignment and delegation the indemnification rights running to the Original Lenders under the Loan Agreements or the Collateral Documents which by the terms of those documents survive the complete payment and satisfaction of the Loans and Commitments thereunder and the release or assignment of the Loan Agreements and Collateral Documents, insofar and only insofar as such indemnification rights relate to claims and liabilities arising or relating to times on or before the effective date of this Assignment. The Original Lenders make such assignment and delegation without any representations, warranties or recourse whatsoever except that each such Original Lender represents and warrants that
(i) this Assignment has been duly executed and delivered by, and constitutes the valid and binding obligation of, such Original Lender, (ii) it is the legal and beneficial owner of such Notes, Loans, Commitments, rights, title, interests, liens, security interests, privileges, claims and demands (such Loans being held, as provided in Schedule II hereto) and that they are free and clear of any
                     -----------
adverse claim arising by, through or under such Original Lender, but not otherwise.

     3.   TAXPAYER NUMBER.  The taxpayer I.D. number of BMO is 13-4941092.

     4. TRANSFER OF EXISTING COLLATERAL. Borrower hereby acknowledges and agrees that the liens, security interests and assignments securing the "Obligations" under and as defined in the Loan Agreements shall not be released, but shall be carried forward, renewed and extended to secure the Obligations under and as defined in the Credit Agreement, it being understood and agreed that the Credit Agreement, this Assignment and the Security Agreement Amendments effect a renewal, extension, amendment and restatement of the obligations of Borrower under the Loan Agreements, the Existing Notes and the Collateral Documents. In connection therewith, Norwest, as retiring Agent and Original Agent, and Borrower shall execute and deliver such assignments (including, without limitation, UCC-3 assignments), amendments, modifications and other documents, instruments and agreements (collectively, the "Collateral Transfer
                                                          -------------------
Documents") as are necessary to transfer of record to the Agent for the benefit
---------
of the Lenders the rights of the retiring Agent and Original Agent as mortgagee, secured party and/or assignee under all mortgages, security agreements, collateral assignments, chattel mortgages, collateral chattel mortgages, financing statements, memorandums and other documents, instruments and agreements relating to the Borrower, including, without limitation, the Collateral Documents, provided that Original Agent and the Original Lenders shall not be required to incur any expense in connection with the execution and delivery of such Collateral Transfer Documents. Original Agent hereby agrees to execute all such Collateral Transfer Documents, provided, that, Original Agent shall not be required to incur any expense in connection with the execution and delivery of such Collateral Transfer Documents. The Original Lenders each hereby authorize Norwest, as retiring Agent and Original Agent, to execute and deliver such Collateral Transfer Documents and each ratify and approve such Collateral Transfer Documents.

     5. ASSIGNMENT OF EXISTING NOTES AND LIENS. (a) Norwest, as retiring Agent and Original Agent, GRANTED, BARGAINED, SOLD, TRANSFERRED AND CONVEYED, and does hereby GRANT, BARGAIN, SELL, TRANSFER AND CONVEY unto Agent, for the ratable benefit of the Lenders, the Collateral Documents and all other mortgages, deeds of trusts, security agreements, assignments, chattel mortgages, security interests or other documents, instruments and agreements of any nature securing the Existing Notes or any obligations of Borrower under or in connection with either of the Loan Agreements in any way, without recourse to, or warranty or representation, either express or implied, by Assignors (except as expressly provided in Sections 1, 2 and 5 hereof) TO HAVE AND HOLD the same unto BMO, as Agent for the Lenders, and its successors and assigns forever. Concurrently with the complete execution and delivery of this Assignment, each Original Lender shall endorse its Existing Note, "Pay to the order of Bank of Montreal, as Agent for the ratable benefit of the Lenders pursuant to the Amended and Restated Credit Agreement dated as of June 20, 1997, without recourse or warranty, express or implied," and shall deliver the original of its Existing Note so endorsed to Agent hereunder.

          (b) Norwest, as retiring Agent and Original Agent, hereby represents and warrants to the Lenders that (i) Norwest, as retiring Agent and Original Agent, has full power and authority to execute and deliver this Assignment and each Collateral Transfer Document, to assign the Collateral Documents to the Agent hereunder; and (ii) has not executed any prior assignment or pledge thereof. Neither the Original Agent nor any Original Lender (x) assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Collateral Documents or the Loan Agreements or the execution, legality, validity, enforceability, genuineness, sufficiency, existence of, title to or value of the Loan Agreements, the Collateral Documents or any collateral, or (y) makes any representation or warranty or assumes any responsibility with respect to the financial condition of Borrower or any of its affiliates of any of their obligations under the Loan Agreements or the Collateral Documents and (z) makes any other representation or warranty, express or implied, except as expressly set forth in this Assignment.

          (c) Borrower hereby expressly consents to the assignments pursuant hereto and pursuant to the Collateral Transfer Documents to Bank of Montreal as Agent for the Lenders under the Credit Agreement.

     6. INTEREST AND FEES. All interest, fees and other amounts pursuant to or in connection with the Loan Agreements accruing under the Loan Agreements in connection with the Loans and Commitments assigned hereunder prior to the effective date of this Assignment shall be payable, by the Borrower, for the account of the Original Agent and the Original Lenders and the Agent and the Lenders shall have no obligation therefor. All interest and fees pursuant to the Credit Agreement accruing after the effective date of this Assignment under the Loan Agreements or the Credit Agreement in connection with the Loans and Commitments assigned to the Agent and the Lenders hereunder shall be payable for the account of the Agent and the Lenders. Upon the effectiveness of this Agreement, the Original Lenders shall have no further obligations to the Borrower under either of the Loan Agreements.

     7. LOAN DOCUMENT, PERCENTAGES. This Assignment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the
terms and provisions of the Credit Agreement.   After giving effect to the
foregoing assignment and delegation, the Lender's Percentages for the purposes of the Credit Agreement are set forth on Schedule I hereto.
                                         ----------

     8. COUNTERPARTS, ETC. This Assignment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     9. SUCCESSORS AND ASSIGNS. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     10. CERTAIN NOTICES. This Assignment constitutes notice to the Borrower and the Agent as required pursuant to Sections 13(i) and 14(n) of the Revolver/Term Loan Agreement and Sections 13(i) and 14(n) of the Working Capital Loan Agreement, execution of which by the Borrower, the Original Lenders, the Original Agent, the Agent and the Lenders shall constitute acceptance by each such party of the terms hereof to be effective as of the date hereof.

     11. EFFECTIVENESS. This Assignment shall be effective upon receipt by each of the Original Lenders of the amounts of principal and interest set forth in Schedule II hereto at the location provided in such Schedule II and each of
   -----------                                         -----------
the Original Lenders agrees to promptly acknowledge receipt thereof by facsimile to Bank of Montreal at fax number 713-223-4007.

     IN WITNESS WHEREOF, this instrument has been executed in multiple counterparts as of the date first written above

                                MARKWEST HYDROCARBON, INC., as Borrower

                                By:  /s/  Gerry Tywoniuk
                                     -------------------
                                Name:  Gerry Tywoniuk
                                Title: Vice President of Finance

                              BANK OF MONTREAL, as Agent for the Lenders

                              By:  /s/ Donald G. Skipper
                                   ---------------------
                              Name:   Donald G. Skipper
                              Title:  Director

                              NORWEST BANK COLORADO, NATIONAL ASSOCIATION, as retiring Agent and as an Original Lender

                              By:  /s/ Thomas M. Foncannon
                                   -----------------------
                              Name:    Thomas M. Foncannon
                              Title:   Vice President

                              FIRST AMERICAN NATIONAL BANK, as an Original
                              Lender

                              By:  /s/ Mariah G. Lundberg, AVP
                                   ---------------------------
                              Name:    Mariah G. Lundberg
                              Title:   Assistant Vice President

                              N M ROTHSCHILD AND SONS LIMITED, as an Original Lender

                              By:  /s/ N.A. Wood
                                   ------------------------------
                              Name:    Nicholas Wood
                              Title:   Manager


                              By:  /s/ David Street
                                   ------------------------------
                              Name:    David Street
                              Title:   Manager

                              THE FIRST NATIONAL BANK OF CHICAGO, as an Original Lender

                              By:  /s/ Carl E. Skoog
                                   ------------------
                              Name:    Carl E. Skoog
                              Title:   Authorized Agent

                                   SCHEDULE I


LENDERS:                                           PERCENTAGE


Bank of Montreal                                      72.7%


NationsBank of Texas, N.A.                            27.3%



                                  SCHEDULE II


   Amounts outstanding                     Amounts outstanding
   to Original Lenders                     to Original Lenders
   under Revolver/Term                    under Working Capital
     Loan Agreement                          Loan Agreement
-------------------------                 ---------------------

Principal:                 $9,800,000.00  Principal:             $    0.00

Interest                   $   57,103.68  Interest:              $    0.00
(to 6/20/97):

Per Diem Additional
Interest after 6/20/97:    $   2,349.354

Unused Commitment                         Unused Commitment
Fee (to 6/20/97):          $   41,120.55  Fee (to 6/20/97):      $7,547.12

Per Diem Additional                       Per Diem Additional
Commitment Fee                            Commitment Fee
after 6/20/97:             $      413.70  after 6/20/97:         $   93.18

The above amounts due are allocated 25% to each of Norwest, First American, Rothschild and First Chicago.

Amounts should be paid to the Original Lenders by one wire transfer to Norwest Bank Colorado, National Association, as Agent, at Wire Transfer ABA #102000076 for Account No. 4114211962, wire suspense account Attention: Mary Anne Anderson 863-6378.

                                   EXHIBIT Q
                                   ---------

                            SUBORDINATION AGREEMENT
                            -----------------------


     THIS SUBORDINATION AGREEMENT ("Agreement") is entered into as of
                                    ---------
_________, 1997, among MarkWest Michigan, Inc., (successor to MarkWest Michigan
LLC), a Colorado corporation ("MarkWest Michigan"), Bank of Montreal, acting
                               -----------------
through certain of its U.S. branches or agencies (including any Transferee, the "Agent"), West Shore Processing Company, L.L.C., a Michigan limited liability
 -----
company ("West Shore"), Basin Pipeline L.L.C., a Michigan limited liability
          ----------
company ("Basin"; Basin and West Shore sometimes being referred to collectively
          -----
as the "Companies"), and Michigan Energy Company, L.L.C., a Michigan limited
        ---------
liability company ("MEC").
                    ---

                                 R E C I T A L S:
                                 ----------------

     A.  MarkWest Hydrocarbon, Inc. ("Borrower") is now indebted or may in the
                                      --------
future become indebted to the Agent, the Lenders, and the Issuer, which indebtedness is now or may in the future become secured, as provided in the Credit Agreement (defined below), by mortgages, assignments of proceeds and/or production, security agreements, and financing statements encumbering and granting the Agent, for the benefit of the Issuer and the Lenders, a lien in its favor as to the its lands and other interests (the "MarkWest Assets").
                                                    --------------

     B. MarkWest Michigan, which is on the date hereof the owner of 60% of the outstanding membership interests in West Shore, which in turn is owner of a majority of the outstanding membership interests of Basin, is now indebted, or may in the future become indebted, to the Agent, the Lenders, and the Issuer, pursuant to the Credit Agreement.

     C. The indebtedness of Borrower from time to time owing to the Lenders and the Issuer is guaranteed by the Companies pursuant to certain secured guaranties of even date herewith delivered pursuant to the Credit Agreement and, as provided in the Credit Agreement, is secured by, among other things, mortgages, assignments of proceeds and/or production, security agreements, deeds of trust and financing statements encumbering the assets now or hereafter owned by the Companies and by MarkWest Michigan's ownership interest in the Companies, including without limitation, (i) the assets contributed by MarkWest Michigan to West Shore under that certain Participation, Ownership and Operating Agreement for West Shore Processing Company, L.L.C., between MEC and MarkWest Michigan, dated as of May 1, 1996 ("West Shore Agreement"), (ii) the assets of Basin
                          --------------------
subject to that certain Amended and Restated Operating Agreement for Basin Pipeline L.L.C., between MEC, West Shore and MarkWest Michigan, dated as of May 2, 1996 ("Basin Agreement"; the Basin Agreement and the West Shore Agreement
          ---------------
being referred to herein collectively as the "Operating Agreements"), and (iii)
                                              --------------------
the membership interests of MarkWest Michigan in West Shore and Basin.


                               A G R E E M E N T
                               -----------------

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

      2.  Certain Definitions.  As used in this Agreement, the terms set forth
          --------------------
below in this Section 1 shall have the meanings provided below:
              ---------

     "Bankruptcy Code" means 11 U.S.C. (S) 101 et seq., as from time to time
      ---------------
hereafter amended, and any successor or similar statute.

     "Company Assets" means, collectively, the assets, rights and properties of
      --------------
West Shore and Basin (other than LLC Units).

     "Credit Agreement" means that certain Amended and Restated Credit
      ----------------
Agreement, dated as of June 20, 1997, among Borrower, certain financial institutions named therein (the "Lenders"), and the Agent, as the same may be
                                 -------
amended, restated, modified or supplemented from time to time in accordance with its terms.

     "Lenders" is defined in the definition of "Credit Agreement."
      -------

     "Loan Documents" shall have the meaning provided in the Credit Agreement as
      --------------
in effect on the date hereof, and as hereafter amended from time to time with the consent of MarkWest Michigan.

     "MarkWest's Share" means, as of any date of redetermination with respect to
      ----------------
interest of MarkWest Michigan therein represented by MarkWest Michigan's direct and indirect ownership of the Companies.

     "Obligations" means the indebtedness and other obligations of Borrower,
      -----------
MarkWest Michigan and the Companies to the Agent, the Lenders, and the Issuer pursuant to the Credit Agreement, the Guarantees and the other Loan Documents.

     "Person" means and includes an individual, a partnership, a joint venture,
      ------
a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

     "Transferee" means the Agent's, the Lenders', and the Issuer's successors,
      ----------
the assigns of any of the Obligations or of any Liens on any of the Company Assets or any LLC Units owned by MarkWest Michigan, and any transferee of any interest in any Company Assets or LLC Units owned by MarkWest Michigan acquired by, through or under any foreclosure proceeding or other exercise of remedies by the Agent or any such successor or assign.

      3.  Subordination and Related Provisions.
          -------------------------------------

          2.1  Subordination to MEC Interests.
               -------------------------------
      (a) In furtherance of the foregoing, the Agent hereby covenants and agrees that, to the extent and in the manner hereinafter set forth in this
Section 2, all liens on the Company Assets and the LLC Units securing the
---------
Obligations are hereby expressly made subordinate and subject as provided in this Section 2 to the MEC Interests, to the extent that such rights and
     ---------
interests have, from time to time, accrued in favor of MEC and been paid for or granted pursuant to capital contributions made by MEC in accordance with the terms of the Operating Agreements. The "MEC Interests"
                                                               -------------
means all of the following, but without duplication: (i) MEC's interest from time to time in the LLC Units; (ii) the LLC Units owned directly and indirectly by MEC; and (iii) MEC's rights and interests under the West Shore Agreement and the Basin Agreement (including, without limitation, rights to receive payments, distributions and indemnities). The MEC Interest shall be calculated and determined pursuant to the West Shore Agreement and without regard to, and free of the burden of, the obligations of Borrower and MarkWest Michigan and any other obligor to the Agent, the Lenders, or the Issuer.

      (b) The Agent hereby covenants and agrees that it shall execute and deliver such documents and instruments as may be reasonably necessary to release, or at any election by MEC and any Other Lender (as defined in Section 8
                                                                       ---------
below) to assign to the Other Lenders, to the extent of the MEC Interests, the liens in favor of the Agent encumbering the Company Assets and the LLC Interests securing the Obligations; provided, that the Agent shall not be required to
                          --------
execute and deliver releases on more than one occasion during any calendar quarter.

      (c) The agreements of the Agent, the Lenders, and the Issuer under this Agreement shall be binding upon each of them including their respective Transferees. The Agent shall cause each of the Loan Documents executed by West Shore or Basin or encumbering any Company Asset or LLC Unit to contain a provision expressly subjecting such Loan Document to the terms of this Subordination Agreement. Without limiting the foregoing provisions of this
Section 2.1, the Agent further agrees as follows:
-----------

          (i) No foreclosure, or transfer in lieu thereof, of any interest in any Company Asset shall be made by the Agent if such foreclosure or transfer in lieu thereof would cause a suspension or termination of any governmental permit, license or right necessary for the operation of any Company Asset of Basin until any required governmental consent, approval or replacement permit, license or right has been obtained.

          (ii) If the Agent shall acquire any interest in Company Assets it shall hold such undivided interest, in the case of assets owned by Basin, as a tenant in common (in the case of real property interests) or as a co-owner (in the case of personal property interests) with Basin (or any successor or assign of the remaining portion of West Shore's interest in such Company Assets), and in the case of assets owned by West Shore, as a tenant in common (in the case of real property interests) or as a co-owner (in the case of personal property interests) with MEC (or any successor or assign of the remaining portion of MEC's interest in such Company Assets), subject to all of the terms of the West Shore Agreement, and each of the parties hereto hereby absolutely waives any right to seek or obtain a partition of any of such Company Assets. The foregoing shall not be construed to modify any provision of Section 21.3 of the West Shore
                                          ------------
     Agreement.

          (iii) No foreclosure, or transfer in lieu thereof, of any interest in any Company Asset shall be made by the Agent until (A) it contemporaneously initiates actions to enforce its liens on all collateral (other than the Company Assets) securing the obligations of Borrower, MarkWest Michigan and all other obligors to the Agent, the Lenders, or the Issuer (the "Other
                                                                       -----
     Collateral") and (B) it has given notice to MEC and the Other Lenders of
     ----------
     its intent to foreclose. The Agent shall also have the right to release portions of the Other Collateral from its liens.

          (iv) If the condition in Section 2.1(c)(iii) has been satisfied and
                                   -------------------
     the Agent commences a foreclosure action against any Company Asset, then it agrees to foreclose only upon MarkWest Michigan's Share of such asset (determined as of the date of the foreclosure).

     The West Shore Agreement contains provisions that provide for the physical operation and management of the Company Assets, as well as the Companies, to be controlled by the Manager of West Shore (initially MarkWest Michigan) and the parties expressly acknowledge and agree that the intent of this section is that after any foreclosure by the Agent, (1) the Agent shall not receive or be entitled to any interest in the LLC Units or the Company Assets that exceeds MarkWest Michigan's Share thereof and (2) any LLC Units received by the Agent in such foreclosure shall remain subject to the terms of the Operating Agreements.

          2.2  [Intentionally omitted.]

          2.3  Effect of Bankruptcy.  In the event of (a) any insolvency or
               --------------------
bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to Borrower, MarkWest Michigan, West Shore or Basin, or to the properties or assets of either of them, or the rejection of the Operating Agreements as executory contracts in any such proceeding or (b) any liquidation, dissolution or other winding-up of Borrower, MarkWest Michigan or West Shore, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets or liabilities of Borrower, MarkWest Michigan or West Shore, then and in any such event the Operating Agreements shall continue in full force and effect and shall not be terminated as a result of any foreclosure by the Agent on any Company Assets or LLC Interests securing the Obligations.

          2.4  Payments to be Held in Trust.  MEC and the Agent hereby agree
               ----------------------------
that in the event that either of them shall receive any payment or distribution of assets of any Company of any kind or character in respect of the Obligations or the MEC Interests in excess of (a) in the case of MEC, the portion of such payment or distribution represented by the MEC Interests or otherwise payable or distributable to MEC for any reason, under the terms of the Operating Agreements, or (b) in the case of the Agent, the portion of such payment or distribution represented by MarkWest Michigan's Share therein as pledged to the Agent or otherwise payable or distributable to the Agent for any reason under the terms of the Operating Agreements, then and in such event the party receiving such excess payment or distribution shall be deemed to have received such excess amount in trust for the party entitled thereto, and shall pay over or deliver such excess amount forthwith to the party entitled thereto, in the same form in which the payment or distribution was made.

          2.5.  Obligations of Borrower and Companies Unconditional.  Nothing
                ---------------------------------------------------
contained in this Section 2 or elsewhere in this Agreement is intended to or
                  ---------
shall impair, as between Borrower and the Companies, and their creditors other than the Agent, the obligations of Borrower and the Companies to the Agent to pay the Obligations as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the Agent and creditors of Borrower and the Companies other than MEC, nor shall anything herein prevent the Agent from exercising all remedies otherwise permitted by applicable law upon the happening of an Event of Default under the Credit Agreement, subject to the rights, if any, under this Section 2 of MEC with respect to assets, whether in cash, property or securities, of the Companies received upon the exercise of any such remedy.

          Nothing contained in this Section 2 or elsewhere in this Agreement
                                    ---------
shall affect the obligation of Borrower and the Companies to make, or prevent Borrower or the Companies from making at any time, payment of the Obligations. The fact that a failure to make payment on account of the Obligations results from any provision of this Section 2 shall not be construed as preventing the
                           ---------
occurrence or continuance of an Event of Default under the Credit Agreement.

          2.6.  Agent Entitled to Assume Payments Not Prohibited in Absence of
                --------------------------------------------------------------
Notice.  The Agent shall not at any time be charged with knowledge of the
------
existence of any facts which would prohibit the making of any payment to it, unless and until the Agent shall have received written notice thereof at its principal office from the Companies or from MEC thereof; and prior to the receipt of any such written notice the Agent shall be entitled to assume conclusively that no such facts exist, without, however, limiting any such rights of MEC under this Section 2 to recover from the Agent any payment made to
                         ---------
the Agent which it is not entitled under this Section 2 to retain.
                                              ---------

          2.7.  Distribution of Companies' Cash.  In furtherance of the terms of
                -------------------------------
Section 2.1 above, it is hereby agreed among the Companies, Borrower, MEC,
-----------
MarkWest Michigan and the Agent that under the Operating Agreements and the Loan Documents, the Companies shall be required to distribute, all available cash to their members in accordance with the West Shore Agreement.

          2.8.  Additional Liens.  West Shore and Basin each hereby agree to
                ----------------
grant to the Agent, for the benefit of the Issuer and the Lenders, from time to time liens and security interests in all newly arising, acquired or constructed Company Assets ("New Assets") pursuant to documents supplementary to or in the
                 ----------
form of the Loan Documents executed by West Shore and Basin contemporaneously with this Agreement. MEC expressly consents to the granting of such additional liens and security interests, with the understanding that such additional liens and security interests shall be subject to the terms of this Agreement. The Agent hereby similarly acknowledges that pursuant to credit agreements with the Other Lenders, the Other Lenders may be granted additional liens and security interests in New Assets by West Shore or Basin. The Agent expressly consents to the granting of such additional liens and security interests provided that they shall be subject to the terms of this Agreement.

     3.  Waiver.  Each Company hereby waives presentment, demand for payment,
         ------
notice of protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement hereof.

     4.  No Disposition.  Neither the Agent, the Lenders, nor the Issuer will
         --------------
sell, assign, pledge, encumber or otherwise dispose of any of the Obligations owed to it unless such sale, assignment, pledge, encumbrance or disposition is made expressly subject to this Agreement.

     5.  Amendments to MarkWest Michigan Documents.  No provision of either of
         -----------------------------------------
the Operating Agreements shall, without the prior written consent of the Agent, (subject to the consent of the Lenders as may be required by the Credit Agreement), be amended, supplemented, modified or waived in any respect.

     6.  Successors, Assigns, Beneficiaries.  This Agreement is being entered
         ----------------------------------
into for the benefit of, and shall be binding upon and inure to the benefit of MEC, Borrower, MarkWest Michigan, the Agent, the Lenders, the Issuer, the Companies, and their respective successors and assigns. This Agreement shall remain in full force and effect so long as any Operating Agreement remains in effect. It is expressly understood that this Agreement is being entered into for the additional benefit of the Other Lenders from time to time.

     7.  Notices; Amendments.  All notices pursuant to this Agreement shall be
         -------------------
addressed and delivered in the manner provided in the Credit Agreement. No amendment, waiver or modification of any term of this Agreement shall be effective unless made in accordance with the Credit Agreement.

     9.  Governing Law.  This Agreement shall be governed by and construed in
         -------------
accordance with the laws of the State of New York, without regard to the conflict of laws principles of such State.

     10.  Equitable Remedies.  The rights of the Agent, the Lenders, the Issuer
          ------------------
and MEC pursuant to this Agreement shall be enforceable in any foreclosure proceeding commenced with regard to any LLC Units or any Company Asset and shall entitle the parties hereto to any and all equitable remedies appropriate to protect their rights under this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.



                                 MARKWEST MICHIGAN, INC., a Colorado corporation



                                 By: ___________________________________
                                 Name:
                                 Title:

                                 BASIN PIPELINE L.L.C., a Michigan limited liability company



                                 By:  MarkWest Michigan, Inc., its Manager


                                 By: _____________________________________
                                 Name:
                                 Title:

                                 WEST SHORE PROCESSING COMPANY, L.L.C., a
                                 Michigan limited liability company



                                 By:  MarkWest Michigan, Inc., its Manager



                                 By: _____________________________________
                                 Name:
                                 Title:

                                 MICHIGAN ENERGY COMPANY, L.L.C., a Michigan limited liability company



                                 By:___________________________________
                                 Name:
                                 Title:


                                 By:___________________________________
                                 Name:
                                 Title:

                                 BANK OF MONTREAL



                                 By:_____________________________
                                 Name:
                                 Title:

STATE OF                        (S)
         -------------------

                                (S)

COUNTY OF                       (S)
          ------------------



     The foregoing instrument was acknowledged before me on this _____ day of _______, 1997, by __________________, the ________________________, of MarkWest
Michigan, Inc., a Colorado corporation, on behalf of said company.

                              __________________________________________________
                              NOTARY PUBLIC, State of __________

My commission expires:


___________________

STATE OF                        (S)
         -------------------

                                (S)

COUNTY OF                       (S)
          ------------------



     The foregoing instrument was acknowledged before me on this _____ day of _________, 1997, by______________________________, the ______________________,
of MarkWest Michigan, Inc., a Colorado corporation, the Manager of Basin Pipeline L.L.C., a Michigan limited liability company, on behalf of said company.

                              __________________________________________________
                              NOTARY PUBLIC, State of ________



My commission expires:


___________________

STATE OF                        (S)
         -------------------

                                (S)

COUNTY OF                       (S)
          ------------------



     The foregoing instrument was acknowledged before me on this _____ day of _________, 1997, by _________________________, the __________________________,
of MarkWest Michigan, Inc., a Colorado corporation, the Manager of West Shore Processing Company, L.L.C., a Michigan limited liability company, on behalf of said company.

                              __________________________________________________
                              NOTARY PUBLIC, State of ________



My commission expires:

___________________

STATE OF                        (S)
         -------------------

                                (S)

COUNTY OF                       (S)
          ------------------



     The foregoing instrument was acknowledged before me on this _____ day of _____________, 1997, by ________________________ and _______________________,
respectively, the _____________________ and ______________________________,
respectively, of Michigan Energy Company, L.L.C., a Michigan limited liability company, on behalf of said company.

                              __________________________________________________
                              NOTARY PUBLIC, State of _________



My commission expires:

___________________

STATE OF                        (S)
         -------------------

                                (S)

COUNTY OF                       (S)
          ------------------



     The foregoing instrument was acknowledged before me on this _____ day of ___________, 1997, by____________________, the ___________________________,
of Bank of Montreal, on behalf of said entity.


                              __________________________________________________
                              NOTARY PUBLIC, State of ________



My commission expires:



___________________


This instrument prepared by:

Francis R. Bradley, III, Attorney
Mayer, Brown & Platt
700 Louisiana, Suite 3600
Houston, Texas  77002